UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

AMYRIS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Dear Amyris stockholder:
You are cordially invited to attend our 2017 Annual Meeting of Stockholders to be held on Tuesday, May 23, 2017 at 2:00 p.m. Pacific Time at our headquarters located at 5885 Hollis Street, Suite 100, Emeryville, California 94608. You can find directions to our headquarters on our company website at https://amyris.com/contact-us/.
The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the matters to be voted on at the meeting. At this year’s meeting, you will be asked to consider and vote upon:
1.
The election of Class I directors;

2.
The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2017;

3.
A non-binding advisory resolution to approve the compensation of our named executive officers (the “stockholder say-on-pay vote”);

4.
A non-binding advisory resolution regarding the frequency of future stockholder say-on-pay votes (every one, two or three years);

5.
The re-approval of the performance factors set forth in our 2010 Equity Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code;

6.
The approval of an amendment to our certificate of incorporation to effect, at the discretion of our Board of Directors, a fifteen-to-one reverse stock split of all of the outstanding shares of our common stock, par value $0.0001 per share;

7.
Subject to the approval of Proposal Six, the approval of an amendment to our certificate of incorporation to effect, at the discretion of our Board of Directors, a reduction in the total number of authorized shares of our common stock from 500,000,000 to 250,000,000; and

8.
Such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

The filing or abandonment of any amendments to our certificate of incorporation will be determined by the Board of Directors as permitted under Section 242(c) of the Delaware General Corporation Law.
Whether or not you plan to attend the annual meeting, please vote as soon as possible. You may vote over the Internet, by telephone, or by mailing a completed proxy card or voter instruction form. Voting by any of these methods will ensure that you are represented at the annual meeting.
On behalf of the Board of Directors, I want to thank you for your continued support of Amyris. We look forward to seeing you at the meeting.
John Melo
President and Chief Executive Officer
Emeryville, California
April 27, 2017
YOUR VOTE IS IMPORTANT

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote as soon as possible in order to ensure your representation at the meeting. You may submit your proxy and voting instructions over the Internet, by telephone, or by completing, signing, dating and returning the accompanying proxy card or voter information form as promptly as possible. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other custodian, nominee, trustee or fiduciary and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

AMYRIS, INC.
5885 Hollis Street, Suite 100
Emeryville, California 94608
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 23, 2017
The 2017 Annual Meeting of Stockholders of Amyris, Inc. will be held on Tuesday, May 23, 2017 at 2:00 p.m. Pacific Time at our headquarters located at 5885 Hollis Street, Suite 100, Emeryville, California 94608 for the following purposes:
1.
To elect the four Class I directors nominated by our Board of Directors and named herein to serve on the Board for a three-year term;

2.
To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

3.
To approve, on a non-binding advisory basis, the compensation of our named executive officers (the “stockholder say-on-pay vote”);

4.
To hold a non-binding advisory vote regarding the frequency of future stockholder say-on-pay votes (every one, two or three years);

5.
To re-approve the performance factors set forth in our 2010 Equity Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code;

6.
To approve an amendment to our certificate of incorporation to effect, at the discretion of our Board of Directors, a fifteen-to-one reverse stock split of all of the outstanding shares of our common stock, par value $0.0001 per share;

7.
Subject to the approval of Proposal Six, to approve an amendment to our certificate of incorporation to effect, at the discretion of the Board of Directors, a reduction in the total number of authorized shares of our common stock from 500,000,000 to 250,000,000; and

8.
To act upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

The filing or abandonment of any amendments to our certificate of incorporation will be determined by the Board of Directors as permitted under Section 242(c) of the Delaware General Corporation Law.
These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The Board of Directors has fixed the record date for the annual meeting as March 24, 2017. Only stockholders of record at the close of business on the record date may vote at the meeting or at any adjournment thereof. A list of stockholders eligible to vote at the meeting will be available for review for any purpose relating to the meeting during our regular business hours at our headquarters at 5885 Hollis Street, Suite 100, Emeryville, California 94608 for the ten days prior to the meeting.
You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote as soon as possible in order to ensure your representation at the meeting. You may submit your proxy and voting instructions over the Internet, by telephone, or by completing, signing, dating and returning the accompanying proxy card or voter information form as promptly as possible. If you have not given your broker specific instructions to vote in connection with the election of directors, stockholder say-on-pay vote, frequency of the stockholder say-on-pay vote, re-approval of the performance factors set forth in our 2010 Equity Incentive Plan for federal income tax purposes or amendments to our certificate of incorporation, your broker will NOT be able to vote your shares with respect to such proposals. If you do not provide voting instructions over the Internet, by telephone, or by returning a completed, signed and dated proxy card or voter instruction form, your shares will not be voted with respect to those matters. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other custodian, nominee, trustee or fiduciary and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.
BY ORDER OF THE BOARD,
John Melo
President and Chief Executive Officer
Emeryville, California
April 27, 2017

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AMYRIS, INC.

PROXY STATEMENT
2017 ANNUAL MEETING OF STOCKHOLDERS

These proxy materials are provided in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Amyris, Inc., a Delaware corporation (referred to as “Amyris”, the “company”, “we”, “us”, or “our”), for our 2017 Annual Meeting of Stockholders to be held at 2:00 p.m. Pacific Time on Tuesday, May 23, 2017, at our principal executive offices, and for any adjournments or postponements of the annual meeting. These proxy materials were first sent on or about April 27, 2017 to stockholders entitled to vote at the annual meeting.
Information Regarding Solicitation and Voting
Our principal executive offices are located at 5885 Hollis Street, Suite 100, Emeryville, California 94608, and our telephone number is (510) 450-0761. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.
We will bear the expense of soliciting proxies. In addition to these proxy materials, our directors and employees (who will receive no compensation in addition to their regular salaries) may solicit proxies in person, by telephone or email. We will reimburse brokers, banks and other custodians, nominees and fiduciaries (or “Intermediaries”) for reasonable charges and expenses incurred in forwarding soliciting materials to their clients.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 23, 2017

The Securities and Exchange Commission’s “Notice and Access” rule provides that companies must include in their mailed proxy materials instructions as to how stockholders can access Amyris’ annual report and proxy statement and other soliciting materials online, a listing of matters to be considered at the relevant stockholder meeting, and instructions as to how shares can be voted. Since we are mailing full sets of proxy materials for the 2017 annual meeting to our stockholders, as permitted by SEC proxy rules, we are including the information required by the Notice and Access rule in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders and proxy card, and we are not distributing a separate Notice of Internet Availability of Proxy Materials.

The proxy materials, including this Proxy Statement and our annual report to stockholders, and a means to vote your shares are available at http://www.allianceproxy.com/Amyris/2017. You will need to enter the 12-digit control number located on the proxy card accompanying this Proxy Statement in order to view the materials and vote.

Questions and Answers
Who can vote at the meeting?
The Board set March 24, 2017, as the record date for the meeting. If you owned shares of our common stock as of the close of business on March 24, 2017, you may attend and vote your shares at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of March 24, 2017, there were 286,473,074 shares of our common stock outstanding and entitled to vote (as reflected in the records of our stock transfer agent).
What is the quorum requirement for the meeting?
The holders of a majority of our outstanding shares of common stock as of the record date must be present in person or represented by proxy at the meeting in order for there to be a quorum, which is required to hold the meeting and conduct business. If there is no quorum, the holders of a majority of the shares present at the meeting may adjourn the meeting to another date.
You will be counted as present at the meeting if you are present and entitled to vote in person at the meeting or you have properly submitted a proxy card or voter instruction form, or voted by telephone or over the Internet. Both abstentions and broker non-votes (as described below) are counted for the purpose of determining the presence of a quorum.
As of the record date of March 24, 2017, there were 286,473,074 shares of our common stock outstanding and entitled to vote (as reflected in the records of our stock transfer agent), which means that holders of 143,236,538 shares of our common stock must be present in person or by proxy for there to be a quorum.
What proposals will be voted on at the meeting?
There are seven proposals scheduled to be voted on at the meeting:
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Proposal 1 — Election of the four Class I directors nominated by the Board and named herein to serve on the Board for a three-year term.

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Proposal 2 — Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

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Proposal 3 — A non-binding advisory resolution to approve the compensation of our named executive officers (commonly referred to as a “stockholder say-on-pay vote”).

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Proposal 4 — A non-binding advisory resolution regarding the frequency of future stockholder say-on-pay votes (every one, two or three years).

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Proposal 5 — Re-approval of the performance factors set forth in our 2010 Equity Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code.

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Proposal 6 — Approval of an amendment to our certificate of incorporation to effect, at the discretion of the Board, a fifteen-to-one reverse stock split of the outstanding shares of our common stock.

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Proposal 7 — Subject to the approval of Proposal Six, approval of an amendment to our certificate of incorporation to effect, at the discretion of the Board of Directors, a reduction in the total number of authorized shares of our common stock from 500,000,000 to 250,000,000.

The filing or abandonment of any amendments to our certificate of incorporation will be determined by the Board as permitted under Section 242(c) of the Delaware General Corporation Law.
No appraisal or dissenters’ rights exist for any action proposed to be taken at the meeting. We will also consider any other business that properly comes before the meeting. As of the date of this Proxy Statement, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy card or voter instruction form will vote the shares they represent using their best judgment.
How does the Board recommend I vote on the proposals?
The Board recommends that you vote:
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FOR each of the director nominees named in this Proxy Statement;

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FOR the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

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FOR the non-binding advisory vote to approve the compensation of our named executive officers;

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THREE YEARS (holding the stockholder say-on-pay vote once every three years) for the advisory resolution regarding the frequency of future stockholder say-on-pay votes;

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FOR the re-approval of the performance factors set forth in our 2010 Equity Incentive Plan for federal income tax purposes;

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FOR the amendment to our certificate of incorporation to effect a reverse stock split; and

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FOR the amendment to our certificate of incorporation to, subject to the approval of the proposal to amend our certificate of incorporation to effect a reverse stock split, reduce the total number of authorized shares of our common stock.

How do I vote my shares in person at the meeting?
If your shares of Amyris common stock are registered directly in your name with our transfer agent, Wells Fargo Shareowner Services, you are considered to be the stockholder of record with respect to those shares. As the stockholder of record, you have the right to vote in person at the meeting.
If your shares are held in a brokerage account or by another Intermediary, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the meeting. However, since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the Intermediary (usually your broker) that is the record holder of the shares, giving you the right to vote the shares at the meeting. The meeting will be held on Tuesday, May 23, 2017 at 2:00 p.m. Pacific Time at our headquarters located at 5885 Hollis Street, Suite 100, Emeryville, California 94608. You can find directions to our headquarters on our company website at https://amyris.com/contact-us/.
How can I vote my shares without attending the meeting?
Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held beneficially in street name, by submitting voting instructions to your broker, bank or other Intermediary. In most cases, you will be able to do this by using the Internet, by telephone or by mail.
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Voting by Internet or telephone.   You may submit your proxy over the Internet or by telephone by following the instructions for Internet or telephone voting provided with your proxy materials and on your proxy card or voter instruction form.

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Voting by mail.   You may submit your proxy by mail by completing, signing, dating and returning your proxy card or, for shares held beneficially in street name, by following the voting instructions included by your broker or other Intermediary. If you provide specific voting instructions, your shares will be voted as you have instructed.

What happens if I do not give specific voting instructions?
If you are a stockholder of record and you either indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting.
If you are a beneficial owner of shares held in street name and do not provide the Intermediary that holds your shares with specific voting instructions, under stock market rules, the Intermediary that holds your shares may generally vote at its discretion only on routine matters and cannot vote on non-routine matters. If the Intermediary that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the Intermediary will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” For purposes of voting on non-routine matters, broker non-votes will not be counted as votes cast on such matters and, therefore, will not affect the outcome of Proposal 1 (which requires a plurality of votes properly cast in person or by proxy), or Proposals 3, 4 or 5 (which require a majority of votes properly cast in person or by proxy), but will have the effect of a vote against Proposals 6 and 7 (which require votes from a majority of our outstanding shares of common stock entitled to vote at the meeting).

Which proposals are considered “routine” and which are considered “non-routine”?
The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2017 (Proposal 2) is considered routine under applicable rules. The election of directors (Proposal 1), the non-binding advisory stockholder say-on-pay vote on executive compensation (Proposal 3), the non-binding advisory vote on the frequency of the stockholder say-on-pay vote (every one, two or three years) (Proposal 4), the re-approval of the performance factors set forth in our 2010 Equity Incentive Plan for federal income tax purposes (Proposal 5) and the approval of the amendments to our certificate of incorporation (Proposals 6 and 7) are considered non-routine under applicable rules. An Intermediary cannot vote without instructions on non-routine matters, and therefore we expect there to be broker non-votes on Proposal 1, Proposal 3, Proposal 4, Proposal 5, Proposal 6 and Proposal 7.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting. The inspector of election will separately count “For” and “Withhold” votes and any broker non-votes in the election of directors (Proposal 1). For the stockholder say-on-pay vote frequency proposal (Proposal 4), the inspector of election will separately count votes for each of the choices and abstentions and any broker non-votes. With respect to the other proposals, the inspector of election will separately count “For” and “Against” votes, abstentions and, other than with respect to Proposal 2, which is considered a routine matter, any broker non-votes. Abstentions will be counted toward the vote totals for Proposals 2, 3, 4, 5, 6 and 7 and will have the same effect as an “Against” vote (but will not count as a vote for or against any of the choices of the stockholder say-on-pay vote frequency proposal). Broker non-votes will not count toward the vote totals for Proposals 1, 3, 4 and 5, but will have the same effect as an “Against” vote for Proposals 6 and 7.
What is the vote required to approve each of the Board’s proposals?
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Proposal 1 — Election of the Board’s four nominees for director.   The affirmative vote of a plurality, or the largest number, of the shares of common stock present in person or by proxy at the annual meeting and entitled to vote is required for the election of the directors. This means that the four director nominees who receive the highest number of  “For” votes (among votes properly cast in person or by proxy) will be elected to the board. Broker non-votes will not be counted toward the vote total for this proposal and therefore will not affect the outcome of this proposal.

•
Proposal 2 — Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.   This proposal must receive a “For” vote from the holders of a majority of the shares of common stock properly casting votes on this proposal at the annual meeting in person or by proxy. Abstentions will be counted toward the vote total for this proposal and will have the same effect as an “Against” vote for this proposal.

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Proposal 3 — Approval, on a non-binding advisory basis, of the compensation of our named executive officers.   This proposal must receive a “For” vote from the holders of a majority of the shares of common stock properly casting votes on this proposal at the annual meeting in person or by proxy. Abstentions will be counted toward the vote total for this proposal and will have the same effect as an “Against” vote for this proposal. Broker non-votes will not be counted toward the vote total for this proposal and therefore will not affect the outcome of this proposal.

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Proposal 4 — A non-binding advisory resolution regarding the frequency with which we conduct future stockholder say-on-pay votes (choices are every one, two or three years).   The option receiving the most votes (among votes properly cast at the annual meeting in person or by proxy) will be approved. Abstentions will be counted toward the vote total for this proposal but will not count as a vote for or against any of the choices. Broker non-votes will not count toward the vote total for this proposal and will not count for or against any of the choices.

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Proposal 5 — Re-approval of the performance factors set forth in our 2010 Equity Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code.   This proposal must receive a “For” vote from the holders of a majority of the shares of common stock properly casting votes on this proposal at the annual meeting in person or by proxy. Abstentions will be counted toward the vote total for this proposal and will have the same effect as an “Against” vote for this proposal. Broker non-votes will not be counted toward the vote total for this proposal and therefore will not affect the outcome of this proposal.
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Proposal 6 — Approval of an amendment to our certificate of incorporation to effect a reverse stock split.   This proposal must receive a “For” vote from the holders of a majority of our outstanding shares of common stock entitled to vote at the annual meeting, irrespective of the number of votes cast on this proposal at the meeting. Abstentions and broker non-votes will have the same effect as an “Against” vote for this proposal.

•
Proposal 7 — Approval of an amendment to our certificate of incorporation to, subject to the approval of the proposal to amend our certificate of incorporation to effect a reverse stock split, reduce the total number of authorized shares of our common stock.   This proposal must receive a “For” vote from the holders of a majority of our outstanding shares of common stock entitled to vote at the annual meeting, irrespective of the number of votes cast on this proposal at the meeting. Abstentions and broker non-votes will have the same effect as an “Against” vote for this proposal.

How can I revoke my proxy and change my vote after I return my proxy card?
You may revoke your proxy and change your vote at any time before the final vote at the meeting. If you are a stockholder of record, you may do this by signing and submitting a new proxy card with a later date, by using the Internet or voting by telephone (either of which must be completed by 11:59 p.m. Pacific Time on May 22, 2017 — your latest telephone or Internet proxy is counted), or by attending the meeting and voting in person. Attending the meeting alone will not revoke your proxy unless you specifically request that your proxy be revoked. If you hold shares through an Intermediary, you must contact that Intermediary directly to revoke any prior voting instructions.
How can I find out the voting results of the meeting?
The preliminary voting results will be announced at the meeting. The final voting results will be reported in a Current Report on Form 8-K, which we expect to file with the Securities and Exchange Commission within four business days after the meeting. If final voting results are not available within four business days after the meeting, we intend to file a Current Report on Form 8-K reporting the preliminary voting results within that period, and subsequently report the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.

Forward-Looking Statements
This Proxy Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements may be identified by their use of such words as “expects,” “anticipates,” “intends,” “hopes,” “believes,” “could,” “may,” “will,” “projects” and “estimates,” and other similar expressions, but these words are not the exclusive means of identifying such statements. We caution that a variety of factors, including but not limited to the following, could cause our results to differ materially from those expressed or implied in our forward-looking statements: our cash position and ability to fund our operations; difficulties in predicting future revenues and financial results; the potential loss of, or inability to secure relationships with, key distributors, customers or partners; our limited operating history and lack of revenues generated from the sale of our renewable products; our inability to decrease production costs to enable sales of our products at competitive prices; delays in production and commercialization of products due to technical, operational, cost and counterparty challenges; challenges in developing a customer base in markets with established and sophisticated competitors; currency exchange rate and commodity price fluctuations; changes in regulatory schemes governing genetically modified organisms and renewable fuels and chemicals; and other risks detailed from time to time in filings we make with the Securities and Exchange Commission, including our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Except as required by law, we assume no obligation to update any forward-looking information that is included in this Proxy Statement.

Proposal 1 —
Election of Directors
General
Under our certificate of incorporation and bylaws, the number of authorized Amyris directors has been fixed at 11 and the Board is divided into the following three classes with staggered three-year terms:
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Class I directors, whose term will expire at this annual meeting of stockholders and who are nominated for re-election;

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Class II directors, whose term will expire at the annual meeting of stockholders to be held in 2018; and

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Class III directors, whose term will expire at the annual meeting of stockholders to be held in 2019.

In accordance with our certificate of incorporation, the Board has assigned each member of the Board to one of the three classes, with the number of directors in each class divided as equally as reasonably possible. As of the date of this Proxy Statement, there are four Class I seats, four Class II seats, and three Class III seats constituting the 11 seats on the Board.
Stockholders are being asked to vote for the four Class I nominees listed below to serve until our 2020 Annual Meeting of Stockholders and until each such director’s successor has been elected and qualified, or until each such director’s earlier death, resignation or removal. The nominees are all current directors of Amyris.
Vote Required and Board Recommendation
Directors are elected by a plurality of the votes properly cast in person or by proxy. This means that the four Class I nominees receiving the highest number of affirmative (i.e., “For”) votes will be elected. At the annual meeting, proxies cannot be voted for a greater number of persons than the four nominees named in this Proposal 1 and stockholders cannot cumulate votes in the election of directors. Shares represented by executed proxies will be voted by the proxy holders, if authority to do so is not withheld for any or all of the nominees, “For” the election of the four nominees named below. If any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for a nominee, if any, designated by the Board to fill the vacancy. As of the date of this Proxy Statement, the Board is not aware that any nominee up for election is unable or will decline to serve as a director. If you hold shares through a bank, broker or other Intermediary of record, you must instruct your bank, broker or other Intermediary of record how to vote so that your vote can be counted on this proposal. Broker non-votes will not be counted toward the vote total for this proposal and therefore will not affect the outcome of this proposal.
The Board recommends a vote “FOR” each nominee.

Business Experience and Qualifications of Directors
The following tables and biographies set forth information for each nominee for election at the annual meeting and for each director of Amyris whose term of office will continue after the annual meeting:
Nominees for Class I Directors for a Term Expiring in 2020
Name	Age	Amyris Offices and Positions
Geoffrey Duyk, M.D., Ph.D.	57	Director, Member of Audit Committee, Interim Chair of the Board
Carole Piwnica	59	Director, Chair of Leadership Development and Compensation Committee and Member of Nominating and Governance Committee
Fernando de Castro Reinach, Ph.D.	60	Director, Member of Audit Committee
His Highness Sheikh Abdullah bin Khalifa Al Thani	57	Director
Dr. Geoffrey Duyk has been a member of the Board since May 2012 and has served as the interim Chair of the Board since May 2014. Dr. Duyk previously served on the Board from May 2006 to May 2011. Dr. Duyk is a partner and managing director of TPG Alternative & Renewable Technologies (together with its affiliates, “TPG”). Previously, he served on the board of directors and was President of Research and Development at Exelixis, Inc., a biopharmaceutical company focusing on drug discovery, from 1996 to 2003. Prior to Exelixis, Dr. Duyk was Vice President of Genomics and one of the founding scientific staff at Millennium Pharmaceuticals, from 1993 to 1996. Before that, Dr. Duyk was an Assistant Professor at Harvard Medical School in the Department of Genetics and Assistant Investigator of the Howard Hughes Medical Institute. Dr. Duyk currently serves on the boards of directors of: Aerie Pharmaceuticals, Inc.; Beta Renewables; DNAnexus, Inc.; Elevance Renewable Sciences; Genomatica; Inocucor Technologies, Inc.; and ReGen Holdings Limited as well as the non-profit Case Western Reserve University Board of Trustees and The American Society of Human Genetics board of directors. He served on the board of directors of EPIRUS Biopharmaceuticals, Inc. from July 2014 to July 2016 and The Wesleyan University Board of Trustees from 2008 to June 2014. Dr. Duyk holds a Bachelor of Arts degree in Biology from Wesleyan University and Doctor of Philosophy and Medicine degrees from Case Western Reserve University. Dr. Duyk’s experience with the biotechnology industry enables him to provide insight and guidance to our management team and Board.
Carole Piwnica has been a member of the Board since September 2009. Ms. Piwnica has been Director of NAXOS UK, a consulting firm advising private equity, since January 2008. Previously, Ms. Piwnica served as a director, from 1996 to 2006, and Vice-Chairman of Governmental Affairs, from 2000 to 2006, of Tate & Lyle Plc, a European food and agricultural ingredients company. She was a chairman of Amylum Group, a European food ingredient company and affiliate of Tate & Lyle Plc, from 1996 to 2000. Ms. Piwnica was a member of the board of directors of Aviva plc, a British insurance company, from May 2003 to December 2011, a member of the Biotech Advisory Council of Monsanto from May 2006 to October 2009, a member of the board of directors of Dairy Crest from 2007 until 2010, a member of the board of directors of Toepfer Gmbh from 1996 until 2010 and a member of the board of directors of Louis Delhaize (retail, Belgium) from 2010 until 2013. In 2010, Ms. Piwnica was appointed as a member of the boards of Eutelsat (satellites, France) and Sanofi (pharmaceuticals, France). In 2014, she was appointed as a member of the board of Rothschild (financial services, France). Ms. Piwnica holds a Law degree from the Université Libre de Bruxelles and a Master of Laws degree from New York University. She has also been a member of the bar association of the state of New York, USA since 1985 and was a member of the bar association of Paris, France from 1988 until 2013. Based on her multinational corporate leadership experience and extensive legal and corporate governance experience, Ms. Piwnica contributes guidance to the management team and the Board in leadership of multinational agricultural processing businesses and on legal and corporate governance obligations and best practices.
Dr. Fernando de Castro Reinach has been a member of the Board since September 2008. Dr. Reinach has been a managing partner of Pitanga Fund, a venture capital fund based in Brazil, since May 2011. From 2001 to May 2010, Dr. Reinach was a General Partner at Votorantim Novos Negócios Ltda. Before joining Votorantim, he was involved in the creation of two companies, Genomic Engenharia Molecular Ltda., a molecular diagnostic laboratory, and .ComDominio S/A, a datacenter company. Dr. Reinach holds a Bachelor of Science degree in biology from the University of São Paulo and a Doctor of Philosophy degree in Cell and Molecular Biology from Cornell University Medical College. Dr. Reinach’s experience with Brazilian business practices enables him to provide important insight and guidance to our management team and Board and to assist management with establishing and developing operations in Brazil.
His Highness Sheikh Abdullah bin Khalifa Al Thani (“HH”) has been a member of the Board since March 2012. HH has served as Special Advisor to the Emir since his appointment in April 2007, and was Prime Minister of Qatar from October 1996 to April 2007. HH has served as Chairman of the board of directors of Qatar Investment and Projects Development Holding Company, a Qatari investment group, since March 2011 and as Chairman of the board of directors of Specialized International Services (SIS) Qatar, a business investment company, since October 2011. HH graduated from the Royal Military Academy Sandhurst. HH brings to the Board and our management team extensive experience in project development and investment, and his international stature and resources provide us with potential additional opportunities to build and finance our business.
Incumbent Class II Directors with a Term Expiring in 2018
Name	Age	Amyris Offices and Positions
Abraham Klaeijsen	64	Director
John Melo	51	Director, President and Chief Executive Officer
R. Neil Williams	64	Director, Chair of Audit Committee
Abraham (Bram) Klaeijsen has been a member of the Board since June 2015. Mr. Klaeijsen is currently engaged as a corporate advisor with Maxwell (Mauritius) Pte Ltd (“Maxwell”), an affiliate of the company, and has served on the boards of directors of several companies, including Cargill Tropical Palm Holdings Pte Ltd., a joint venture between Maxwell and Cargill, Inc. from 2010 through January 2015. He previously served as President and Regional Director, Asia-Pacific and platform leader for Cargill Food Ingredients and Systems, a division of Cargill, Inc., a position from which he retired in January 2015. Mr. Klaeijsen joined Cargill in 1978 and held a number of leadership positions, including as Platform Leader for Cargill’s European Food Ingredients businesses from 1999 to 2003, when he assumed the role of Executive Vice President of Cargill Food Ingredients and Systems. He held that position until he joined Cargill’s Asia-Pacific operations in 2009, where he served until his retirement. Mr. Klaeijsen holds a Bachelor of Science degree in chemical engineering from technical college Breda in the Netherlands. Mr. Klaeijsen’s extensive experience with worldwide manufacturing operations enables him to provide insight to the Board regarding potential new opportunities for the company.
John Melo has nearly three decades of combined experience as an entrepreneur and thought leader in the global fuels industry and technology innovation. Mr. Melo has served as our Chief Executive Officer and a director since January 2007 and as our President since June 2008. Before joining Amyris, Mr. Melo served in various senior executive positions at BP Plc (formerly British Petroleum), one of the world’s largest energy firms, from 1997 to 2006, most recently as President of U.S. Fuels Operations from 2004 until December 2006, and previously as Chief Information Officer of the refining and marketing segment from 2001 to 2003, Senior Advisor for e-business strategy to Lord Browne, BP Chief Executive, from 2000 to 2001, and Director of Global Brand Development from 1999 to 2000. Before joining BP, Mr. Melo was with Ernst & Young, an accounting firm, from 1996 to 1997, and a member of the management teams of several startup companies, including Computer Aided Services, a management systems integration company, and Alldata Corporation, a provider of automobile repair software to the automotive service industry. Mr. Melo currently serves on the board of directors of U.S. Venture, Inc. and Renmatix, Inc., and also serves as Vice Chairman of the board of directors of BayBio. Mr. Melo was formerly an appointed member to the U.S. section of the U.S.-Brazil CEO Forum. Mr. Melo’s experience as a senior executive at one of the world’s largest energy companies provides critical leadership in shaping strategic direction and business transactions, and in building teams to drive innovation.

R. Neil Williams has been a member of the Board since 2013. Mr. Williams has served as Executive Vice President and Chief Financial Officer of Intuit Inc. since January 2008. He is responsible for all financial aspects of Intuit, including corporate strategy and business development, investor relations, financial operations and real estate. Before joining Intuit, Mr. Williams was the Executive Vice President and Chief Financial Officer for Visa U.S.A., Inc. In that role, he led all financial functions for Visa U.S.A., Inc. and its subsidiaries, including financial planning, business planning and financial monitoring. Mr. Williams concurrently served as Chief Financial Officer for Inovant LLC, Visa’s global information technology organization, responsible for global transactions processing and technology development. His previous banking experience includes senior financial positions at commercial banks in the Southern and Midwest regions of the United States. Since March 2012, Mr. Williams has also served as a Board Member and chair of the Audit Committee of RingCentral, Inc. Mr. Williams is a certified public accountant and received his Bachelor’s degree in business administration from the University of Southern Mississippi. Mr. Williams’ expertise in accounting, finance and management enables him to provide important insight and guidance to our management team and Board and to serve as chair of our Audit Committee.
Incumbent Class III Directors with a Term Expiring in 2019
Name	Age	Amyris Offices and Positions
John Doerr	65	Director, Chair of Nominating and Governance Committee and Member of Leadership Development and Compensation Committee
Christophe Vuillez	54	Director
Patrick Yang, Ph.D.	69	Director
John Doerr has been a member of the Board since May 2006. Mr. Doerr has been a Partner at Kleiner Perkins Caufield & Byers (“KPCB”), a venture capital firm, since 1980. Mr. Doerr currently serves on the board of directors of Google Inc., as well as on the boards of directors of numerous private companies. In the past five years, Mr. Doerr has also served on the board of directors of Amazon.com, Inc. Mr. Doerr holds a Bachelor of Science and a Master of Science in Electrical Engineering and Computer Science degrees from Rice University and a Master of Business Administration degree from Harvard University. Mr. Doerr’s global business leadership as general partner of KPCB, as well as his outside board experience as director of several public and private companies, enables him to provide valuable insight and guidance to our management team and the Board.
Christophe Vuillez has been a member of the Board since November 2016. Mr. Vuillez is a Senior Vice President, and the Head of Strategy, Development and Research of the Refining & Chemicals division of Total S.A., one of the world’s largest energy companies (together with its affiliates, “Total”). Mr. Vuillez has piloted a number of M&A projects for the Refining & Chemicals division, and he has also been a longstanding member of the supervisory committee for Total’s venture capital activities. Mr. Vuillez has nearly 30 years of international experience in the various stages of diverse technological, industrial and corporate development and strategy: from leading and managing applied R&D in the aerospace industry, managing the construction and operation of complex industrial facilities in the oil and gas industry, to holding different executive positions throughout the growth and development of a French telecom from being a startup through its becoming a major player in the industry. Mr. Vuillez holds an advanced degree in aerospace science and technologies from the Ecole Supérieure de l’Aéronautique et de l’Espace in Toulouse, France, which he obtained after graduating from the prestigious French Ecole Polytechnique. Mr. Vuillez brings deep knowledge and significant experience in the areas of early stage growth companies, corporate development and strategy and industrial production facilities, which enables him to make a strategic contribution to the Board and provide guidance to the management team in these areas.
Dr. Patrick Yang has been a member of the Board since July 2014. Dr. Yang previously served as Executive Vice President and Global Head of Technical Operations for F. Hoffmann-La Roche Ltd. (“Roche”), where he was responsible for Roche’s pharmaceutical and biotech manufacturing operations, process development, quality, regulatory, supply management and distribution functions. Before joining Roche, Dr. Yang worked for Genentech Inc., where he most recently served as Executive Vice President of Product Operations, and was responsible for manufacturing, process development, quality, regulatory affairs and distribution functions. Prior to joining Genentech Inc., Dr. Yang worked for Merck & Co., where he held several leadership roles including Vice President of Asia/Pacific Manufacturing Operations and Vice President of Supply Chain Management. He also previously worked at General Electric Co. and Life Systems, Inc. Dr. Yang currently serves on the boards of directors of Tesoro Corporation, Codexis, Inc. and PharmaEssentia Corporation, and previously served on the board of directors of Celladon Corporation from March 2014 until May 2015. Dr. Yang’s experience with the biotechnology industry and operations has enabled him to provide insight and guidance to our management team and the Board.
Arrangements Concerning Selection of Directors
In February 2012, pursuant to a Letter Agreement (the “Letter Agreement”) in connection with the sale of our common stock to certain investors including Biolding Investment SA (“Biolding”), Naxyris S.A., an investment vehicle owned by Naxos Capital Partners SCA Sicar (“Naxyris”), and Maxwell, we agreed to appoint, and to use reasonable efforts consistent with the Board’s fiduciary duties to cause the re-nomination by the Board in the future:
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One person designated by Biolding to serve as a member of the Board. Pursuant to the Letter Agreement, Biolding (an affiliate of HH) designated HH to serve on the Board. Biolding’s designation rights terminate upon a sale of Amyris or upon Biolding holding less than 2,595,155 shares of our common stock. As of March 31, 2017, Biolding beneficially owned 7,770,315 shares of our common stock, representing approximately 2.7% of our outstanding common stock (this includes the assumed exercise of certain warrants held by Biolding).

•
One person designated by Naxyris to serve as a member of the Board. Pursuant to the Letter Agreement, Naxyris designated Ms. Piwnica (who was already on the Board) to serve as the Naxyris representative on the Board. Naxyris’ designation rights terminate upon a sale of Amyris or Naxyris holding less than 1,730,103 shares of our common stock. As of March 31, 2017, Naxyris beneficially owned 8,393,065 shares of our common stock, representing approximately 2.9% of our outstanding common stock (this includes the assumed exercise of certain warrants held by Naxyris). Ms. Piwnica is Director of NAXOS UK, a consulting firm advising private equity and an affiliate of Naxos Capital Partners SCA Sicar, which owns Naxyris, and receives compensation and benefits from NAXOS UK pursuant to its standard compensation policies and practices.

•
One person designated by Maxwell to serve as a member of the Board. Pursuant to the Letter Agreement, Maxwell initially designated Dr. Nam-Hai Chua to serve as the Maxwell representative on the Board and, following Dr. Chua’s resignation from the Board effective June 7, 2015, Maxwell designated Mr. Klaeijsen to serve as the Maxwell representative on the Board and he was appointed on June 7, 2015. Maxwell’s designation rights terminate upon a sale of Amyris or Maxwell holding less than 2,595,155 shares of our common stock. As of March 31, 2017, Maxwell beneficially owned 56,961,120 shares of our common stock, representing approximately 19.5% of our outstanding common stock (this includes the assumed conversion and exercise of certain convertible promissory notes and warrants, respectively, held by Maxwell, as described below under the Section titled “Security Ownership of Certain Beneficial Owners and Management”).

Mr. Vuillez was designated to serve on the Board by Total pursuant to a letter agreement between Amyris and Total. In June 2010, we issued 7,101,548 shares of our Series D preferred stock to Total that converted into 9,651,004 shares of our common stock upon the completion of our initial public offering in September 2010. In connection with such equity investment, we agreed to appoint a person designated by Total to serve as a member of the Board, and to use reasonable efforts consistent with the Board’s fiduciary duties to cause the director designated by Total to be re-nominated by the Board in the future. Pursuant to the Letter Agreement, Total initially designated Philippe Boisseau to serve as the Total representative on the Board and, following Mr. Boisseau’s resignation from the Board on October 31, 2016, Total designated Mr. Vuillez to serve as the Total representative on the Board and he was appointed on November 3, 2016. These designation rights terminate upon the earlier of Total holding less than half of the shares of common stock issued upon conversion of the Series D preferred stock or a sale of Amyris. As of March 31, 2017, Total beneficially owned 88,656,651 shares of our common stock, representing approximately 28.5% of our outstanding common stock (this includes the assumed conversion and exercise of certain convertible promissory notes and warrants, respectively, held by Total, as described below under the Section titled “Security Ownership of Certain Beneficial Owners and Management”). Mr. Vuillez is an employee of Total and receives compensation and benefits from Total pursuant to its standard compensation policies and practices.
Mr. Doerr and Dr. Duyk were initially designated to serve on the Board by KPCB and TPG, respectively, pursuant to a voting agreement as most recently amended and restated on June 21, 2010 (Dr. Duyk resigned from the Board in May 2011 and was re-appointed to the Board in May 2012). As of the date of this Proxy Statement, notwithstanding the expiration of the voting agreement upon completion of our initial public offering in September 2010, Mr. Doerr and Dr. Duyk continue to serve on the Board and we expect each of them to continue to serve as a director until his resignation or until his successor is duly elected by the holders of our common stock. Mr. Doerr and Dr. Duyk receive compensation and benefits from KPCB and TPG, respectively, pursuant to such entities’ standard compensation policies and practices.
Independence of Directors
Under the corporate governance rules of The NASDAQ Stock Market (“NASDAQ”), a majority of the members of the Board must qualify as “independent,” as affirmatively determined by the Board. The Board and the Nominating and Governance Committee of the Board consult with our legal counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of  “independent,” including those set forth in the applicable NASDAQ rules. The NASDAQ criteria include various objective standards and a subjective test. A member of the Board is not considered independent under the objective standards if, for example, he or she is, or at any time during the past three years was, employed by Amyris, he or she received compensation (other than standard compensation for Board service) in excess of  $120,000 during a period of twelve months within the past three years, or he or she is an executive officer of any organization to which Amyris made, or from which the Amyris received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s gross revenues for that year, or $200,000, whichever is more (other than payments arising solely from investments in our securities or payments under non-discretionary charitable contribution matching programs).
The subjective test under the NASDAQ criteria for director independence requires that each independent director not have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The subjective evaluation of director independence by the Board was made in the context of the objective standards referenced above. In making independence determinations, the Board generally considers commercial, financial and professional services, and other transactions and relationships between Amyris and each director and his or her family members and affiliated entities.
Based on such criteria, the Board determined that (i) Mr. Melo is not independent because he is an Amyris employee, (ii) Mr. Vuillez is not independent because he is an employee of Total (with which we have a joint venture arrangement and commercial and other relationships, as described below under the Section titled “Transactions with Related Persons”), and (iii) Dr. Yang is not independent because, prior to serving on the Board, Dr. Yang worked as a consultant to the company from September 2013 through June 2014 and received compensation in excess of  $120,000 during such period for his services.
For each of the directors other than Messrs. Melo and Vuillez and Dr. Yang, the Board determined that none of the transactions or other relationships of such directors (and their respective family members and affiliated entities) with Amyris, our executive officers and our independent registered public accounting firm exceeded NASDAQ objective standards and none would otherwise interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. The following is a description of these relationships:
•
Mr. Doerr is a manager of the general partners of entities affiliated with KPCB Holdings, Inc. As of March 31, 2017, KPCB Holdings, Inc., as nominee for entities affiliated with KPCB, held 4,183,224 shares of our common stock, which represented approximately 1.5% of our outstanding common stock. In addition, Mr. Doerr indirectly owns all of the membership interests in Foris

Ventures, LLC (“Foris”), which beneficially owned 17,620,023 shares of our common stock as of March 31, 2017, representing approximately 6.1% of our outstanding common stock (this includes the assumed conversion and exercise of certain convertible promissory notes and warrants, respectively, held by Foris, as described below under the Section titled “Security Ownership of Certain Beneficial Owners and Management”).
•
Dr. Duyk is a partner and managing director of TPG Alternative & Renewable Technologies. As of March 31, 2017, TPG beneficially owned 3,978,660 shares of our common stock, which represented approximately 1.4% of our outstanding common stock.

•
Mr. Klaeijsen was designated by Maxwell to serve as a director following the resignation of Dr. Chua from the Board on June 7, 2015. As of March 31, 2017, Maxwell beneficially owned 56,961,120 shares of our common stock, which represented approximately 19.5% of our outstanding common stock (this includes the assumed conversion and exercise of certain convertible promissory notes and warrants, respectively, held by Maxwell, as described below under the Section titled “Security Ownership of Certain Beneficial Owners and Management”). Mr. Klaeijsen is currently engaged as a corporate advisor with Maxwell and previously served on the board of directors of Cargill Tropical Palm Holdings Pte Ltd., a joint venture between Maxwell and Cargill, Inc. from 2010 through January 2015.

•
Ms. Piwnica was designated to serve as a director by Naxyris. As of March 31, 2017, Naxyris beneficially owned 8,393,065 shares of our common stock, representing approximately 2.9% of our outstanding common stock (this includes the assumed exercise of certain warrants held by Naxyris).

•
Dr. Reinach is the sole director of Sualk Capital Ltd (“Sualk”), which purchased shares of our common stock in private placement offerings during 2012. As of March 31, 2017, Sualk beneficially owned 170,397 shares of our common stock.

•
HH indirectly owns, and was designated to serve as a director by, Biolding. As of March 31, 2017, Biolding beneficially owned 7,770,315 shares of our common stock, representing approximately 2.7% of our outstanding common stock (this includes the assumed exercise of certain warrants held by Biolding).

Consistent with these considerations, after a review of all relevant transactions and relationships between each director, any of his or her family members and affiliated entities, Amyris, our executive officers and our independent registered public accounting firm, the Board affirmatively determined that a majority of the Board is comprised of independent directors, and that the following directors are independent: John Doerr, Geoffrey Duyk, Abraham (Bram) Klaeijsen, Carole Piwnica, Fernando de Castro Reinach, HH and R. Neil Williams.
Board Leadership Structure
The Board is composed of our Chief Executive Officer, John Melo, and nine non-management directors. Geoffrey Duyk, one of our independent directors, currently serves the principal Board leadership role as the Board’s interim Chair. The Board expects to appoint an independent director as permanent Chair. The Board does not have any policy that the Chair must necessarily be separate from the chief executive officer, but the Board appointed Dr. Duyk as interim Chairman in May 2014 until a permanent Chair could be identified. Dr. Duyk’s (and his successor’s) responsibilities as Board Chair include providing input on Board agendas and working with management to develop agendas for meetings, calling special meetings of the Board, presiding at executive sessions of independent Board members, gathering input from Board members on chief executive officer performance and providing feedback to the Chief Executive Officer, and gathering input from Board members after meetings and through an annual self-assessment process and communicating feedback to the Board and the Chief Executive Officer, as appropriate, and serving as Chief Executive Officer in the absence of another designated Chief Executive Officer. The Board believes that having an independent Chair helps reinforce the Board’s independence from management in its oversight of our business and affairs. In addition, the Board believes that this structure helps to create an environment that is conducive to objective evaluation and oversight of management’s performance and related compensation, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in our best interests and those of our stockholders. Further, this structure permits our Chief Executive Officer to focus on the management of our day-to-day operations. Accordingly, we believe our current Board leadership structure contributes to the effectiveness of the Board as a whole and, as a result, is the most appropriate structure for us at the present time.
Role of the Board in Risk Oversight
We consider risk as part of our regular consideration of business strategy and decisions. Assessing and managing risk is the responsibility of our management, which establishes and maintains risk management processes, including prioritization processes, action plans and mitigation measures, designed to balance the risk and benefit of opportunities and strategies. It is management’s responsibility to anticipate, identify and communicate risks to the Board and/or its committees. The Board as a whole oversees our risk management systems and processes, as implemented by management and the Board’s committees. As part of its oversight role, the Board has established an enterprise risk management process that involves management discussions with and updates to members of the Audit Committee regarding enterprise risk prioritization and mitigation. In addition, the Board uses its committees to assist in its risk oversight function as follows:
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The Audit Committee has responsibility for overseeing our financial controls and risk and legal and regulatory matters.

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The Leadership Development and Compensation Committee is responsible for oversight of risk associated with our compensation plans.

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The Nominating and Governance Committee is responsible for oversight of Board processes and corporate governance related risks.

The Board receives regular reports from committee Chairs regarding the committees’ activities. In addition, discussions with the Board about our strategic plan and objectives, business results, financial condition, compensation programs, strategic transactions, and other business discussed with the Board, include discussions of the risks associated with the particular item under consideration.
Meetings of the Board and Committees
During 2016, the Board held nine meetings, and its three standing committees (the Audit Committee, Leadership Development and Compensation Committee and Nominating and Governance Committee) collectively held 18 meetings. Of such meetings, the Audit Committee held eleven meeting, the Leadership Development and Compensation Committee held five meetings and the Nominating and Governance Committee held two meetings. With the exceptions of Messrs. Klaeijsen, HH and Yang, each incumbent director attended at least 75% of the meetings of the Board and of the committees on which such director served that were held during the period that such director served in fiscal 2016. The Board’s policy is that directors are encouraged to attend our annual meetings of stockholders. One director attended our 2016 annual meeting of stockholders.
The following table provides membership and meeting information for the Board and its committees in 2016:
Member of the Board in 2016	Board	Audit Committee	Leadership Development and Compensation Committee	Nominating and Governance Committee
Philippe Boisseau(1)	X
John Doerr	X		X	Chair
Geoffrey Duyk, M.D., Ph.D.	Chair	X
Margaret Georgiadis(2)	X
Abraham (Bram) Klaeijsen(3)	X
John Melo	X
Carole Piwnica	X		Chair	X

Member of the Board in 2016	Board	Audit Committee	Leadership Development and Compensation Committee	Nominating and Governance Committee
Fernando de Castro Reinach, Ph.D.	X	X
HH Sheikh Abdullah bin Khalifa Al Thani(4)	X
Christophe Vuillez(5)	X
R. Neil Williams	X	Chair
Patrick Yang, Ph.D.(6)	X
Total meetings in 2016(7)	9	11	5	2

(1)
Mr. Boisseau resigned from the Board effective October 31, 2016.

(2)
Ms. Georgiadis resigned from the Board effective March 16, 2017.

(3)
Mr. Klaeijsen attended 6 of 9 Board meetings held during the year.

(4)
HH attended 1 of 9 Board meetings held during the year.

(5)
Mr. Vuillez was appointed to the Board on November 3, 2016.

(6)
Mr. Yang attended 6 of 9 Board meetings held during the year.

(7)
Includes one concurrent meeting of the Board and the Leadership Development and Compensation Committee.

Committees of the Board
The Board has established an Audit Committee, a Leadership Development and Compensation Committee, and a Nominating and Governance Committee, each as described below. Members are appointed by the Board to serve on these committees until their resignations or until otherwise determined by the Board.
Audit Committee
The Audit Committee was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”), and assists the Board in fulfilling the Board’s oversight of our accounting and system of internal controls, the quality and integrity of our financial reports, and the retention, independence and performance of our independent registered public accounting firm.
Under NASDAQ rules, we must have an audit committee of at least three members, each of whom must be independent as defined under the rules and regulations of NASDAQ the Securities and Exchange Commission (the “SEC”) rules and regulations. Our Audit Committee is currently composed of three directors: Mr. Williams and Drs. Duyk and Reinach. Mr. Williams is the Chair of the Audit Committee. The composition of the Audit Committee meets the requirements for independence under current NASDAQ and SEC rules and regulations. The Board has determined that each member of the Audit Committee is independent (as defined in the relevant NASDAQ and SEC rules and regulations), and is financially literate and able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, the Board has determined that Mr. Williams is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”) with employment experience in finance and accounting and other comparable experience that results in his financial sophistication. Being an “audit committee financial expert” does not impose on Mr. Williams any duties, obligations or liabilities that are greater than are generally imposed on him as a member of the Audit Committee and the Board. The Board has adopted a written charter for our Audit Committee that is posted on our company website at http://investors.amyris.com/corporate-governance.cfm.

The Audit Committee performs, among others, the following functions:
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oversees our accounting and financial reporting processes and audits of our consolidated financial statements;

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oversees our relationship with our independent auditors, including appointing or changing our independent auditors and ensuring their independence;

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reviews and approves the audit and permissible non-audit services to be provided to us by our independent auditors;

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facilitates communication among our independent auditors, our financial and senior management, and the Board; and

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monitors the periodic reviews of the adequacy of our accounting and financial reporting processes and systems of internal control that are conducted by our independent auditors and our financial and senior management.

In addition, the Audit Committee generally reviews and approves any proposed transaction between Amyris and any related party, establishes procedures for receipt, retention and treatment of complaints received by Amyris regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of Amyris, of their concerns regarding questionable accounting or auditing matters (including administration of our whistleblower policy established by the Nominating and Governance Committee), and oversees the review of any complaints and submissions received through the complaint and anonymous reporting procedures.
Leadership Development and Compensation Committee
Under NASDAQ rules, compensation of the executive officers of a company must be determined, or recommended to the Board for determination, either by independent directors constituting a majority of the Board’s independent directors in a vote in which only independent directors participate, or by a compensation committee composed solely of independent directors. Amyris has established the Leadership Development and Compensation Committee for such matters, which is currently composed of two directors: Mr. Doerr and Ms. Piwnica. Ms. Piwnica is the Chair of the Leadership Development and Compensation Committee. The Board, after consideration of all factors specifically relevant to determining whether either Ms. Piwnica or Mr. Doerr has a relationship to Amyris that is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to, (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by Amyris to such director and (ii) whether such director is affiliated with Amyris, has determined that each member of the Leadership Development and Compensation Committee is independent (as defined in the relevant NASDAQ and SEC rules and regulations). The Board has adopted a written charter for our Leadership Development and Compensation Committee that is posted on our company website at http://investors.amyris.com/corporate-governance.cfm.
The purpose of the Leadership Development and Compensation Committee is to provide guidance and periodic monitoring for all of our compensation, benefit, perquisite and equity programs. The Leadership Development and Compensation Committee, through delegation from the Board, has principal responsibility to evaluate, recommend, approve and review executive officer and director compensation arrangements, plans, policies and programs maintained by Amyris and to administer our cash-based and equity-based compensation plans, and may also make recommendations to the Board regarding the Board’s remaining responsibilities relating to executive compensation. The Leadership Development and Compensation Committee discharges the responsibilities of the Board relating to compensation of our executive officers, and, among other things:
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reviews and approves the compensation of our executive officers;

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reviews and recommends to the Board the compensation of our non-employee directors;

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reviews and approves the terms of any compensation agreements with our executive officers;

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administers our stock and equity incentive plans;

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reviews and makes recommendations to the Board with respect to incentive compensation and equity incentive plans; and

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establishes and reviews our overall compensation strategy.

The Leadership Development and Compensation Committee also reviews the Compensation Discussion and Analysis section of our Proxy Statement and recommends to the Board whether it be included in the Proxy Statement, and prepares a report of the Leadership Development and Compensation Committee for inclusion in our Proxy Statement in accordance with SEC rules. The Leadership Development and Compensation Committee has authority to form and delegate authority to subcommittees, as appropriate.
The Board has established a Management Committee for Employee Equity Awards (“MCEA”), consisting of our Chief Human Resources Officer and our Chief Executive Officer. This committee may grant equity awards to employees who are not officers (as that term is defined in Section 16 of the Exchange Act and Rule 16a-1 promulgated under the Exchange Act) of Amyris, provided that the MCEA is only authorized to grant equity awards that meet grant guidelines approved by the Board or Leadership Development and Compensation Committee. These guidelines set forth, among other things, any limit imposed by the Board or Leadership Development and Compensation Committee on the total number of shares of our common stock that may be subject to equity awards granted to employees by the MCEA, and any requirements as to the size of an award based on the seniority of an employee or other factors.
Under its charter, the Leadership Development and Compensation Committee has the authority, at Amyris’ expense, to retain legal and other consultants, accountants, experts and advisors of its choice to assist the Leadership Development and Compensation Committee in connection with its functions. During the past fiscal year, the Leadership Development and Compensation Committee engaged Compensia, Inc. (“Compensia”) as its compensation consultant. Compensia also served as the Committee’s compensation consultant from 2012 through 2015. Compensia provided the following services during 2016 (or in connection with 2016 compensation):
•
reviewed and provided recommendations on the composition of Amyris’s Peer Group, and provided compensation data relating to executives at the selected Peer Group companies;

•
conducted a review of the total compensation arrangements for all executive officers of Amyris;

•
provided advice on executive officers’ compensation, including composition of compensation for base salary, short-term incentive (cash bonus) plan and long-term incentive (equity) plans;

•
provided advice on executive officers’ cash bonus plan;

•
assisted with executive equity program design, including analysis of equity mix, aggregate share usage and target grant levels;

•
provided advice and recommendations regarding executive perquisites and Amyris’s executive severance plan;

•
provided advice and recommendations on compensation elements of newly-hired executives; and

•
updated the Leadership Development and Compensation Committee on emerging trends/best practices in the area of executive and director compensation, including equity and cash compensation.

Compensia (including its affiliates) did not perform any services for us or any of our affiliates other than compensation consulting services related to determining or recommending the form or amount of executive and director compensation, designing and implementing incentive plans, and providing information on industry and Peer Group pay practices, which services were provided directly to the Leadership Development and Compensation Committee. The committee approved all such services performed by Compensia during 2016 and determined in connection with such approvals that Compensia did not have any relationships with Amyris or any of its officers or directors (other than the approved compensation consulting services) or any conflicts of interest that would impair its independence.

The Human Resources, Finance and Legal Departments of Amyris work with our Chief Executive Officer to design and develop new compensation programs applicable to our executive officers and non-employee directors, to recommend changes to existing compensation programs, to recommend financial and other performance targets to be achieved under those programs, to prepare analyses of financial data, to prepare peer compensation comparisons and other committee briefing materials, and to implement the decisions of the Leadership Development and Compensation Committee. Members of these departments and our Chief Executive Officer also meet separately with Compensia to convey information on proposals that management may make to the Leadership Development and Compensation Committee, as well as to allow Compensia to collect information about Amyris to develop its recommendations. In addition, our Chief Executive Officer conducts reviews of the performance and compensation of our other executive officers, and based on these reviews and input from Compensia and our Human Resources department, makes recommendations regarding executive compensation (other than his own) directly to the Leadership Development and Compensation Committee.
For the Chief Executive Officer’s compensation, the Chief Human Resources Officer works directly with the Leadership Development and Compensation Committee chair, as well as Compensia and the Human Resources, Finance and Legal Departments of Amyris, to design, develop, recommend to the committee and implement the above compensation analysis and programs, as well as review the performance of the Chief Executive Officer. None of our executive officers participated in the determinations or deliberations of the Leadership Development and Compensation Committee regarding the amount of any component of his or her own 2016 compensation.
Nominating and Governance Committee
Under NASDAQ rules, director nominees must be selected, or recommended for the Board’s selection, either by independent directors constituting a majority of the Board’s independent directors in a vote in which only independent directors participate, or by a nominations committee composed solely of independent directors. Amyris has established the Nominating and Governance Committee for such matters, which is currently composed of two directors: Mr. Doerr and Ms. Piwnica. Mr. Doerr is the Chair of the Nominating and Governance Committee. The Board has determined that each member of the Nominating and Governance Committee is independent (as defined in the relevant NASDAQ and SEC rules and regulations). The Board has adopted a written charter for our Nominating and Governance Committee that is posted on our company website at http://investors.amyris.com/corporate-governance.cfm.
The purpose of the Nominating and Governance Committee is to ensure that the Board is properly constituted to meet its fiduciary obligations to stockholders and Amyris, and to assist the Board with respect to corporate governance matters, including:
•
identifying, considering and nominating candidates for membership on the Board;

•
developing, recommending and periodically reviewing corporate governance guidelines and policies for Amyris (including our Corporate Governance Guidelines, Code of Business Conduct and Ethics, Whistleblower Policy and Insider Trading Policy); and

•
advising the Board on corporate governance matters and Board performance matters, including recommendations regarding the structure and composition of the Board and Board committees.

The Nominating and Governance Committee also monitors the size, leadership and committee structure of the Board and makes any recommendations for changes to the Board, reviews our narrative disclosures in SEC filings regarding the director nomination process, Board leadership structure and risk oversight by the Board, considers and approves any requested waivers under our Code of Business Conduct and Ethics, reviews and makes recommendations to the Board regarding formal procedures for stockholder communications with members of the Board, reviews with the Chief Executive Officer and Board leadership the succession plans for senior management positions, and oversees an annual self-evaluation process for the Board.

Director Nomination Process
In carrying out its duties to consider and nominate candidates for membership on the Board, the Nominating and Governance Committee considers a mix of perspectives, qualities and skills that would contribute to the overall corporate goals and objectives of Amyris and to the effectiveness of the Board. The Nominating and Governance Committee’s goal is to nominate directors who will provide a balance of industry, business and technical knowledge, experience and capability. To this end, the Nominating and Governance Committee considers a variety of characteristics for director candidates, including demonstrated ability to exercise sound business judgment, relevant industry or business experience, understanding of and experience with issues and requirements facing public companies, excellence and a record of professional achievement in the candidate’s field, relevant technical knowledge or aptitude, having sufficient time and energy to devote to the affairs of Amyris, independence for purposes of compliance with NASDAQ and SEC rules and regulations, as applicable, and commitment to rigorously represent the long-term interests of our stockholders. Although the Nominating and Governance Committee uses these and other criteria to evaluate potential nominees, we have no stated minimum criteria for nominees. While we do not have a formal policy with regard to the consideration of diversity in identifying director nominees, the Nominating and Governance Committee strives to nominate directors with a variety of complementary skills and experience so that, as a group, the Board will possess the appropriate talent, skills and experience to oversee our business.
The Nominating and Governance Committee generally uses the following processes for identifying and evaluating nominees for director:
•
In the case of incumbent directors, the Nominating and Governance Committee reviews the director’s overall service to Amyris during such director’s term, including performance, effectiveness, participation and independence.

•
In seeking to identify new director candidates, the Nominating and Governance Committee may use its network of contacts to compile a list of potential candidates and may also engage, if deemed appropriate, a professional search firm. The committee would conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The committee would then meet to discuss and consider the candidates’ qualifications and select nominees for recommendation to the Board by majority vote.

The Nominating and Governance Committee will consider director candidates recommended by stockholders and will use the same criteria to evaluate all candidates. We have not received a recommendation for a director nominee for the 2017 annual meeting from a stockholder or stockholders. Stockholders who wish to recommend individuals for consideration by the Nominating and Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Governance Committee at the following address: Chair of the Nominating and Governance Committee c/o Secretary of Amyris, Inc. at 5885 Hollis Street, Suite 100, Emeryville, California 94608, at least 120 days prior to the anniversary date of the mailing of our Proxy Statement for the last annual meeting of stockholders, which for our 2018 annual meeting of stockholders is a deadline of December 28, 2017. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience and directorships for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of our common stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
Stockholder Nominations
Stockholders who wish to nominate persons directly for election to the Board at an annual meeting of stockholders must meet the deadlines and other requirements set forth in our bylaws and the rules and regulations of the SEC. As provided in our certificate of incorporation, subject to the rights of the holders of any series of preferred stock, any vacancy occurring in the Board can generally be filled only by the affirmative vote of a majority of the directors then in office. The director appointed to fill the vacancy will hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which the director has been assigned expires and until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation or removal.
Stockholder Communications with Directors
The Board has established a process by which stockholders may communicate with the Board or any of its members, including the Chairman of the Board, or to the independent directors generally. Stockholders and other interested parties who wish to communicate with the Board or any of the directors may do so by sending written communications addressed to the Secretary of Amyris at 5885 Hollis Street, Suite 100, Emeryville, California 94608. The Board has directed that all communications will be compiled by the Secretary and submitted to the Board or the selected group of directors or individual directors on a periodic basis. These communications will be reviewed by our Secretary, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements and solicitations). The screening procedure has been approved by a majority of the non-management directors of the Board. Directors may at any time request that we forward to them immediately all communications received by us for the Board. All communications directed to the Audit Committee in accordance with the procedures described above that relate to accounting, internal accounting controls or auditing matters involving Amyris will be promptly and directly forwarded to all members of the Audit Committee.

Proposal 2 —
Ratification of Appointment of Independent Registered Public Accounting Firm
General
The Audit Committee has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017, and has further directed that management submit the selection of such independent registered public accounting firm for ratification by the stockholders at the annual meeting. PricewaterhouseCoopers LLP has been engaged as our independent registered public accounting firm since December 2006. We expect representatives of PricewaterhouseCoopers LLP to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our bylaws nor other governing documents or applicable law require stockholder ratification of the selection of our independent registered public accounting firm. However, the Audit Committee is submitting the selection of PricewaterhouseCoopers LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Amyris and our stockholders.
Vote Required and Board Recommendation
Ratification of the selection of PricewaterhouseCoopers LLP requires the affirmative vote of the holders of a majority of the shares of common stock properly casting votes on this proposal at the annual meeting in person or by proxy. Abstentions will be counted toward the vote total for this proposal and will have the same effect as “Against” votes for this proposal. Shares represented by executed proxies that do not indicate a vote “For,” “Against” or “Abstain” will be voted by the proxy holders “For” this proposal.
The Board recommends a vote “FOR” this Proposal 2
Independent Registered Public Accounting Firm Fee Information
During fiscal years 2016 and 2015, PricewaterhouseCoopers LLP served as our principal accountant for the audit of our annual financial statements and for the review of our unaudited financial statements included in our Quarterly Reports on Form 10-Q. The following table sets forth the aggregate fees billed or to be billed to us by PricewaterhouseCoopers LLP for services performed for the fiscal years ended December 31, 2016 and December 31, 2015 (in thousands):
	Fiscal Year Ended
Fee Category	2016	2015
Audit Fees	$1,692	$1,444
Audit-Related Fees	—	269
Tax Fees	10	35
All Other Fees	—	—
Total Fees	$1,702	$1,748

The “Audit Fees” category includes aggregate fees billed in the relevant fiscal year for professional services rendered for the audit of our annual financial statements and for the review of our unaudited financial statements included in Quarterly Reports on Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.
The “Audit-Related Fees” category includes aggregate fees billed in the relevant fiscal year for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and that are not reported under the “Audit Fees” category. The audit-related fees above include fees billed in the fiscal year ended December 31, 2015 for attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not incur any fees in this category in the year ended December 31, 2016.

The “Tax Fees” category includes aggregate fees billed in the relevant fiscal year for professional services rendered with respect to tax compliance, tax advice and tax planning.
The “All Other Fees” category includes aggregate fees billed in the relevant fiscal year for products and services other than those reported under the other categories described above. We did not incur any fees in this category in the years ended December 31, 2016 or 2015.
Audit Committee Pre-Approval of Services Performed by our Independent Registered Public Accounting Firm
The Audit Committee’s charter requires it to approve all fees and other compensation paid to, and pre-approve all audit and non-audit services performed by, the company’s independent registered public accounting firm. The Audit Committee charter permits the Audit Committee to delegate pre-approval authority to one or more members of the Audit Committee, provided that any pre-approval decision is reported to the Audit Committee at its next scheduled meeting. To date, the Audit Committee has not delegated such pre-approval authority.
In determining whether to approve audit and non-audit services to be performed by PricewaterhouseCoopers LLP, the Audit Committee takes into consideration the fees to be paid for such services and whether such fees would affect the independence of PricewaterhouseCoopers LLP in performing its audit function. In addition, when determining whether to approve non-audit services to be performed by PricewaterhouseCoopers LLP, the Audit Committee considers whether the performance of such services is compatible with maintaining the independence of PricewaterhouseCoopers LLP in performing its audit function, and confirms that the non-audit services will not include the prohibited activities set forth in Section 201 of the Sarbanes-Oxley Act of 2002. Except for the services described above under “Audit-Related Fees” and “Tax Fees” (each of which was pre-approved by the Audit Committee in accordance with its policy), no non-audit services were provided by PricewaterhouseCoopers LLP in 2016 or 2015.
All fees paid to, and all services provided by, PricewaterhouseCoopers LLP during fiscal years 2016 and 2015 were pre-approved by the Audit Committee in accordance with the pre-approval procedures described above.
Report of the Audit Committee*
The Audit Committee has reviewed and discussed with management our audited consolidated financial statements for the fiscal year ended December 31, 2016. The Audit Committee has also discussed with PricewaterhouseCoopers LLP, our independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301 (Communications with Audit Committees), as amended.
The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the Securities and Exchange Commission.
Amyris, Inc. Audit Committee of the Board
R. Neil Williams (Chair)
Geoffrey Duyk
Fernando Reinach

*
The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Amyris under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Proposal 3 —
Non-Binding Advisory Vote on Compensation of Named Executive Officers
General
Pursuant to Section 14A of the Exchange Act, the stockholders of Amyris may cast an advisory and non-binding vote at the Annual Meeting in relation to the compensation of our named executive Officers as disclosed in this Proxy Statement in accordance with SEC rules. Our practice, which was approved by our stockholders at the 2011 Annual Meeting, is to conduct this non-binding vote on a triennial basis. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.
This proposal is set forth in the following resolution:
“RESOLVED, that the stockholders of Amyris, Inc. approve, on an advisory basis, the compensation of its named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and any related material disclosed in this Proxy Statement.”
As an advisory vote, this proposal is non-binding. Although the vote is non-binding, the Board and the Leadership Development and Compensation Committee value the opinions of our stockholders, and will carefully consider the outcome of the vote when making future compensation decisions for our named executive officers.
As described more fully in the Compensation Discussion and Analysis, the Board and the Leadership Development and Compensation Committee believe that our compensation policies, which set forth clear and simple objectives, will yield the best results.
Our objectives are to:
1.
Attract, retain, and motivate highly talented employees that are key to Amyris’ success.

2.
Reinforce Amyris’ core values and foster a sense of ownership, urgency and entrepreneurial spirit.

3.
Link compensation to individual, team, and company performance (as appropriate by employee level).

4.
Emphasize performance-based compensation for individuals who can most directly impact shareholder value.

5.
Provide exceptional pay for delivering exceptional results.

We believe that our executive compensation program is aligned with the long-term interests of our stockholders and that our compensation policies and practices provide an appropriate blend of compensation to retain our executives, reward them for performance in the short-term and induce them to contribute to the creation of value in Amyris over the long-term. We view the different components of our executive compensation program as distinct, each serving particular functions in furthering our compensation philosophy and objectives, and together providing a holistic approach to achieving such philosophy and objectives.
Our executive competitive compensation program is designed to enable us to attract and retain the top executives and employees necessary to develop our business, while being prudent in the management of our cash and equity. Based on this approach, we continue to aim to balance and reward short-term and long-term performance with a total compensation package that includes a mix of both cash and equity. Our executive compensation program is intended to align the interests of management, key employees and stockholders and to encourage the creation of stockholder value by providing long-term incentives through equity ownership. The Compensation Discussion and Analysis set forth on pages 53 – 65 of this Proxy Statement explain our compensation philosophy in greater detail. We urge you to read the Compensation Discussion and Analysis section of this Proxy Statement for additional details on our executive compensation program, including our compensation philosophy and objectives and the 2016 compensation of our named executive officers.

Vote Required and Board Recommendation
This proposal must receive a “For” vote from the holders of a majority of the shares of common stock properly casting votes on this proposal at the annual meeting in person or by proxy. Abstentions will be counted toward the vote total for this proposal and will have the same effect as “Against” votes for this proposal. Shares represented by executed proxies that do not indicate a vote “For,” “Against” or “Abstain” will be voted by the proxy holders “For” the adoption of the resolution. If you own shares through a bank, broker or other Intermediary, you must instruct your bank, broker or other Intermediary how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Broker non-votes will not be counted toward the vote total for this proposal and therefore will not affect the outcome of this proposal.
The Board recommends a vote “FOR” this Proposal 3

Proposal 4 —
Non-Binding Advisory Vote on Frequency of Future Stockholder Say-on-Pay Votes
General
Stockholders are being provided with the opportunity to cast an advisory vote on how frequently we should seek the stockholder say-on-pay vote, as provided in Proposal 3 above, in future years. This advisory vote is referred to herein as the “frequency of stockholder say-on-pay vote.” Under this Proposal 4, stockholders may vote on whether they would prefer to have a stockholder say-on-pay vote every year, every two years or every three years.
The Board believes that a stockholder say-on-pay vote once every three years is most appropriate for Amyris because such a vote would provide stockholders with the appropriate timeframe to evaluate our overall compensation philosophy, design and implementation. A three-year period is more closely aligned with the longer-term view that the Leadership Development and Compensation Committee takes with respect to the more significant components of our named executive officers’ compensation, and would allow stockholders the opportunity to evaluate the effectiveness of these programs over the time frames that they are intended to motivate successful performance. Additionally, a longer period between votes would provide the opportunity for stockholders and advisory services to engage in more thoughtful analysis and would facilitate more meaningful dialogue between stockholders and the Board regarding our executive compensation practices.
Stockholders may cast their vote on their preferred voting frequency by choosing the option of one year, two years or three years, or abstain from voting, when voting in response to the resolution set forth below:
“RESOLVED, that the option of 1 year, 2 years or 3 years that receives the highest number of votes properly cast for this resolution at the annual meeting in person or by proxy will be determined to be the preferred frequency with which Amyris is to hold a stockholder vote to approve the compensation of its named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, narrative discussion and any related material.”
Stockholders are not voting to approve or disapprove the Board’s recommendation.
While this advisory vote on the frequency of the stockholder say-on-pay vote is non-binding, the Board and Leadership Development and Compensation Committee will give careful consideration to the choice that receives the most votes when considering the frequency of future stockholder say-on-pay votes.
Vote Required and Board Recommendation
The frequency choice receiving the most votes (among votes properly cast at the annual meeting in person or by proxy) will be approved. Abstentions will be counted toward to the vote total for the proposal but will not count as a vote for or against any of the choices. Shares represented by executed proxies that do not indicate a vote for one of the three choices or “Abstain” will be voted by the proxy holders for the “Three Years” choice (resolving to hold the stockholder say-on-pay vote once every three years). If you own shares through a bank, broker or other Intermediary, you must instruct your bank, broker or other Intermediary how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Broker non-votes will not be counted toward the vote total for this proposal and therefore will not affect the outcome of this proposal.
The Board recommends a vote for “THREE YEARS” (holding the stockholder say-on-pay vote once every three years) for this Proposal 4

Proposal 5 —
Re-approval of the Performance Factors Set Forth in Our 2010 Equity Incentive Plan for
Purposes of Section 162(m) of the Internal Revenue Code
General
We are seeking re-approval of the performance factors set forth in our 2010 Equity Incentive Plan (the “2010 Plan”) to preserve corporate income tax deductions that may become available to us under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Pursuant to Section 162(m) of the Code, we generally may not deduct for federal income tax purposes compensation paid to our Chief Executive Officer and our three most highly compensated employees, excluding for all purposes our Chief Financial Officer, to the extent that any of these persons receive more than $1.0 million in compensation in any single year. However, if compensation qualifies as “performance-based” for Section 162(m) purposes, we may deduct it for federal income tax purposes, even if it exceeds $1.0 million in a single year.
In order for future awards under the 2010 Plan to qualify as performance-based compensation, our stockholders must approve the provisions in the 2010 Plan that specify the types of performance criteria that may be used as performance factors under the 2010 Plan.
The performance factors for approval by our stockholder include the following: (1) profit before tax; (2) billings; (3) revenue; (4) net revenue; (5) earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings); (6) operating income; (7) operating margin; (8) operating profit; (9) controllable operating profit, or net operating profit; (10) net profit; (11) gross margin; (12) operating expenses or operating expenses as a percentage of revenue; (13) net income; (14) earnings per share; (15) total stockholder return; (16) market share; (17) return on assets or net assets; (18) our stock price; (19) growth in stockholder value relative to a pre-determined index; (20) return on equity; (21) return on invested capital; (22) cash flow (including free cash flow or operating cash flows); (23) cash conversion cycle; (24) economic value added; (25) individual confidential business objectives; (26) contract awards or backlog; (27) overhead or other expense reduction; (28) credit rating; (29) strategic plan development and implementation; (30) succession plan development and implementation; (31) improvement in workforce diversity; (32) customer indicators; (33) new product invention or innovation; (34) attainment of research and development milestones; (35) improvements in productivity; and (36) attainment of objective operating goals and employee metrics. The Leadership Development and Compensation Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (1) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (2) an event either not directly related to our operations or not within the reasonable control of our management, or (3) a change in accounting standards required by generally accepted accounting principles.
Re-approval of the 2010 Plan will not result in any increase to the number of shares of our common stock available for issuance under the 2010 Plan. No changes are being proposed with regard to the terms of the 2010 Plan at this time.
Our executive officers and directors have an interest in this proposal by virtue of their being eligible to receive equity awards under the 2010 Plan.
We believe that we must retain the flexibility to respond to changes in the market for top executive officers and offer compensation packages that are competitive with those offered by others in our industry. Thus, we are asking our shareholders to approve this Proposal 5 to ensure that the Leadership Development and Compensation Committee has the flexibility to grant awards under the 2010 Plan that are intended to qualify as performance-based compensation under Section 162(m) of the Code.
Vote Required and Board Recommendation
This proposal must receive a “For” vote from the holders of a majority of the shares of common stock properly casting votes on this proposal at the annual meeting in person or by proxy. Abstentions will be counted toward the vote total for this proposal and will have the same effect as “Against” votes for this proposal. Shares represented by executed proxies that do not indicate a vote “For,” “Against” or “Abstain” will be voted by the proxy holders “For” this proposal. If you own shares through a bank, broker or other Intermediary, you must instruct your bank, broker or other Intermediary how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Broker non-votes will not be counted toward the vote total for this proposal and therefore will not affect the outcome of this proposal.
The Board recommends a vote “FOR” this Proposal 5
Description of the 2010 Equity Incentive Plan
Background
The Board adopted the 2010 Plan on June 21, 2010, and our stockholders subsequently approved the 2010 Plan on July 9, 2010. The 2010 Plan became effective on the date the registration statement for our initial public offering was declared effective by the SEC (September 27, 2010) and will terminate in 2020. The 2010 Plan provides for the grant of incentive stock options (“ISOs”) that qualify for favorable tax treatment under Section 422 of the Code for their recipients, non-statutory stock options (“NSOs”), restricted stock awards, stock bonuses, stock appreciation rights, restricted stock units and performance awards. The 2010 Plan is attached as Appendix A to this Proxy Statement.
Administration
The 2010 Plan is administered by the Leadership Development and Compensation Committee, all of the members of which are non-employee directors under applicable federal securities laws and outside directors as defined under applicable federal tax laws. This Leadership Development and Compensation Committee will act as the plan administrator and will have the authority to construe and interpret the plan, grant awards, determine the terms and conditions of awards and make all other determinations necessary or advisable for the administration of the plan (subject to the limitations set forth in the 2010 Plan).
Share Reserve
We initially reserved 4,200,000 shares of our common stock for issuance under the 2010 Plan plus:
•
all shares of our common stock reserved under our 2005 Stock Option/Stock Issuance Plan that were not issued or subject to outstanding grants as of the completion of our initial public offering;

•
any shares issuable upon exercise of options that were granted under our 2005 Stock Option/Stock Issuance Plan that cease to be subject to such stock options; and

•
any shares of our common stock issued under our 2005 Stock Option/Stock Issuance Plan that are forfeited or repurchased by us at the original purchase price.

The number of shares available for grant and issuance under the 2010 Plan is subject to increase on January 1 of each of calendar year by an amount equal to the lesser of  (1) five percent of our shares outstanding on the immediately preceding December 31 and (2) a number of shares as may be determined by the Board or Leadership Development and Compensation Committee in their discretion. As a result of this provision, effective January 1, 2011, an additional 2,192,371 shares were reserved under the 2010 Plan, representing approximately five percent of our shares outstanding on the December 31, 2010, effective January 1, 2012, an additional 2,296,627 shares were reserved under the 2010 Plan, representing approximately five percent of our shares outstanding on December 31, 2011, effective January 1, 2013, an additional 3,435,483 shares were reserved under the 2010 Plan, representing approximately five percent of our shares outstanding on December 31, 2012, effective January 1, 2014, an additional 3,833,141 shares were reserved under the 2010 Plan, representing approximately five percent of our shares outstanding on December 31, 2013, effective January 1, 2015, an additional 3,961,094 shares were reserved under the 2010 Plan, representing approximately five percent of our shares outstanding on December 31, 2014, effective January 1, 2016, an additional 10,301,709 shares were reserved under the 2010 Plan, representing approximately five percent of our shares outstanding on December 31, 2015, and effective January 1, 2017, an additional 8,223,215 shares were reserved under the 2010 Plan, representing approximately three percent of our shares outstanding on December 31, 2016. As of March 31, 2017, options to purchase 11,956,066 shares and restricted stock units representing the right to receive 7,224,036 shares of our common stock were outstanding under the 2010 Plan, and 15,932,844 shares of our common stock remained available for issuance for future awards that may be granted under the 2010 Plan.
In addition, shares will again be available for grant and issuance under the 2010 Plan that are:
•
subject to issuance upon exercise of an option or stock appreciation right granted under the 2010 Plan and that cease to be subject to such award for any reason other than the award’s exercise;

•
subject to an award granted under the 2010 Plan and that are subsequently forfeited or repurchased by us at the original issue price;

•
surrendered pursuant to an exchange program; or

•
subject to an award granted under the 2010 Plan that otherwise terminates without shares being issued.

Equity Awards
The 2010 Plan permits us to grant the following types of awards:
Stock Options.   The 2010 Plan provides for the grant of ISOs and NSOs. ISOs may be granted only to our employees or employees of our subsidiaries. NSOs may be granted to employees, officers, non-employee directors, consultants and other independent advisors who provide services to us or any of our subsidiaries. We are able to issue no more than 30,000,000 shares pursuant to the grant of ISOs under the 2010 Plan. The Leadership Development and Compensation Committee determines the terms of each option award, provided that ISOs are subject to statutory limitations. The Leadership Development and Compensation Committee also determines the exercise price for a stock option, provided that the exercise price of an option may not be less than 100% (or 110% in the case of recipients of ISOs who hold more than 10% of our stock on the option grant date) of the fair market value of our common stock on the date of grant.
Options granted under the 2010 Plan vest at the rate specified by the Leadership Development and Compensation Committee and such vesting schedule is set forth in the stock option agreement to which such stock option grant relates. Generally, the Leadership Development and Compensation Committee determines the term of stock options granted under the 2010 Plan, up to a term of ten years (or five years in the case of ISOs granted to 10% stockholders).
After the option holder ceases to provide services to us, he or she is able to exercise his or her vested option for the period of time stated in the stock option agreement to which such option relates, up to a maximum of five years from the date of termination. Generally, if termination is due to death or disability, the vested option will remain exercisable for 12 months. If an option holder is terminated for cause (as defined in the 2010 Plan), then the option holder’s options will expire on the option holder’s termination date or at such later time and on such conditions as determined by the Leadership Development and Compensation Committee. In all other cases, the vested option will generally remain exercisable for three months. However, an option may not be exercised later than its expiration date.
Restricted Stock Awards.   A restricted stock award is an offer by us to sell shares of our common stock subject to restrictions that the Leadership Development and Compensation Committee may impose. These restrictions may be based on completion of a specified period of service with us or upon the achievement of performance goals during a performance period. The Leadership Development and Compensation Committee determines the price of a restricted stock award. Unless otherwise set forth in the award agreement, vesting will cease on the date the participant no longer provides services to us, and at that time unvested shares will be forfeited to us or subject to repurchase by us.
Stock Bonus Awards.   A stock bonus is an award of shares of our common stock for past or future services to us. Stock bonuses can be granted as additional compensation for performance and, therefore, are issued in exchange for cash. The Leadership Development and Compensation Committee determines the number of shares to be issued as stock bonus and any restrictions on those shares. These restrictions may be based on completion of a specified period of service with us or upon the achievement of performance goals during a performance period. Unless otherwise set forth in the award agreement, vesting ceases on the date the participant no longer provides services to us, and at that time unvested shares will be forfeited to us or are subject to repurchase by us.
Stock Appreciation Rights.   Stock appreciation rights provide for a payment, or payments, in cash or shares of our common stock to the holder based upon the difference between the fair market value of our common stock on the date of exercise and the stated exercise price of the stock appreciation right. Stock appreciation rights may vest based on time or achievement of performance goals.
Restricted Stock Units.   Restricted stock units represent the right to receive shares of our common stock at a specified date in the future, subject to forfeiture of such right due to termination of employment or failure to achieve specified performance goals. If the restricted stock unit has not been forfeited, then on the date specified in the restricted stock unit agreement we will deliver to the holder of the restricted stock unit shares of our common stock, cash or a combination of our common stock and cash as specified in the applicable restricted stock unit agreement.
Performance Awards.   A performance award is an award of a cash bonus or a bonus denominated in shares that is subject to performance factors. The award of performance shares may be settled in cash or by issuance of those shares (which may consist of restricted stock). Performance awards may qualify as performance-based compensation that is not subject to the $1,000,000 limitation on the income tax deductibility of compensation paid to a Covered Employee imposed by Section 162(m) of the Code. To assure that the compensation attributable to performance-based awards will so qualify, the Leadership Development and Compensation Committee can structure such awards so that the cash or stock will be issued or paid pursuant to such award only following the achievement of certain pre-established performance goals during a performance period designated by the committee.
Performance Criteria
The Leadership Development and Compensation Committee may establish performance goals by selecting from one or more of the following performance criteria: (1) profit before tax; (2) billings; (3) revenue; (4) net revenue; (5) earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings); (6) operating income; (7) operating margin; (8) operating profit; (9) controllable operating profit, or net operating profit; (10) net profit; (11) gross margin; (12) operating expenses or operating expenses as a percentage of revenue; (13) net income; (14) earnings per share; (15) total stockholder return; (16) market share; (17) return on assets or net assets; (18) our stock price; (19) growth in stockholder value relative to a pre-determined index; (20) return on equity; (21) return on invested capital; (22) cash flow (including free cash flow or operating cash flows); (23) cash conversion cycle; (24) economic value added; (25) individual confidential business objectives; (26) contract awards or backlog; (27) overhead or other expense reduction; (28) credit rating; (29) strategic plan development and implementation; (30) succession plan development and implementation; (31) improvement in workforce diversity; (32) customer indicators; (33) new product invention or innovation; (34) attainment of research and development milestones; (35) improvements in productivity; and (36) attainment of objective operating goals and employee metrics. The Leadership Development and Compensation Committee may in its sole discretion, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the performance criteria to preserve the committee’s original intent regarding such criteria at the time of the initial award grant.
Change in Control
If we undergo a Corporate Transaction (as defined in the 2010 Plan), the 2010 Plan provides that the successor company (if any) may assume, convert, replace or substitute outstanding awards. Outstanding awards that are not so assumed, converted, replaced or substituted will have their vesting accelerate and become exercisable in full.

Transferability of Awards
Unless the Leadership Development and Compensation Committee provides otherwise, the 2010 Plan does not allow for the transfer of awards, other than by will or the laws of descent and distribution, and generally only the recipient of an award may exercise it during his or her lifetime. The Leadership Development and Compensation Committee has discretion to determine and implement award transfer programs to give participants the opportunity to transfer any outstanding awards to a financial institution or other person or entity approved by the Leadership Development and Compensation Committee. As part of such a program, the Leadership Development and Compensation Committee has the authority to amend any terms of awards included in the program, including the expiration date, post-expiration exercise period, vesting and forfeiture conditions, permitted payment methods, and adjustments in the event of capitalization changes and other similar events.
Eligibility
The individuals eligible to participate in the 2010 Plan include employees, officers, directors, consultants, independent contractors and advisors of Amyris or any parent or subsidiary of ours, provided the consultants, independent contractors, advisors and directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.
Payment for Purchase of Shares of our Common Stock
Payment for shares of our common stock purchased pursuant to the 2010 Plan may be made in cash or by check or, where expressly approved by the Leadership Development and Compensation Committee and where permitted by law (and to the extent not otherwise set forth in the applicable award agreement): (1) by cancellation of indebtedness; (2) by surrender of shares; (3) by waiver of compensation due or accrued for services rendered; (4) through a broker-assisted sale or other cashless exercise program; (5) by any combination of the foregoing; or (6) by any other method permitted by law and approved by the Leadership Development and Compensation Committee.
Limit on Awards
Under the 2010 Plan, during any calendar year, no participant is eligible to receive more than 1,000,000 shares of our common stock pursuant to the grant of awards, except that new employees may receive up to a maximum of 2,000,000 shares of our common stock pursuant to the grant of awards under the 2010 Plan in the calendar year in which they commence their employment.
Amendment and Termination
The Board is permitted to amend or terminate the 2010 Plan at any time, subject to stockholder approval where required. Unless terminated earlier in accordance with its terms, the 2010 Plan will terminate ten years from June 21, 2010, the date the 2010 Plan was adopted by the Board, or June 21, 2020.
The summary of the 2010 Plan provided above is a summary of the principal features of the 2010 Stock Plan. This summary, however, does not purport to be a complete description of all of the provisions of the 2010 Plan. It is qualified in its entirety by reference to the full text of the 2010 Plan, a copy of which is attached hereto as Appendix A.
Awards to Officers and Directors
Please refer to the “Executive Compensation” and “Director Compensation” sections of this Proxy Statement for additional information regarding the awards granted to our named executive officers and directors under the 2010 Plan.
U.S. Federal Income Tax Consequences
The information set forth below is only a summary and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult his or her tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under an award. The 2010 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income and the recognition of the deductions are subject to the requirement that the amounts constitute an ordinary and necessary business expense for us and are reasonable in amount, the limitation on the deduction of executive compensation under Section 162(m) of the Code, and the timely satisfaction of our tax reporting obligations.
Non-statutory Stock Options
Generally, there is no taxation upon the grant of an NSO. On exercise, an option holder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock option over the exercise price. If the option holder is employed by us or one of our affiliates, that income will be subject to withholding taxes. The option holder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the option holder’s capital gain holding period for those shares will begin on that date.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the option holder.
Incentive Stock Options
The 2010 Plan provides for the grant of stock options that qualify as incentive stock options, as defined in Section 422 of the Code. Under the Code, an option holder generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the option holder holds a share of common stock received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised (the “required holding period”), the difference, if any, between the amount realized on a sale or other taxable disposition of that share of common stock and the holder’s tax basis in that share will be long-term capital gain or loss.
If, however, an option holder disposes of a share of common stock received on exercise of an ISO before the end of the required holding period (a “disqualifying disposition”), the option holder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share of common stock on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share of common stock on the date of exercise of the stock option, the amount of ordinary income recognized by the option holder will not exceed the gain, if any, recognized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share of common stock on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
The amount by which the fair market value of a share of stock received on exercise of an ISO exceeds the exercise price of that stock option generally will be an adjustment included in the option holder’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share of common stock in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share received on exercise of an ISO is increased by the amount of the adjustment with respect to that share of common stock for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share of common stock received on exercise of an ISO that is disposed of after the required holding period. If there is a disqualifying disposition of a share of common stock, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the option holder, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Restricted Stock Unit Awards
Generally, a participant that is granted restricted stock units that are structured to comply with the requirements of Section 409A of the Code or an exemption from Section 409A will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the participant in exchange for the shares.
To comply with the requirements of Section 409A of the Code, the shares of our common stock underlying restricted stock units may generally be delivered only upon one of the following events: a fixed calendar date (or dates), the participant’s separation from service, death or disability, or a change in control. If delivery occurs on another date, unless the restricted stock units otherwise comply with or qualify for an exemption from the requirements of Section 409A of the Code, the participant will owe a 20% federal tax plus interest on any taxes owed, in addition to the ordinary income tax described above.
The participant’s basis for determining gain or loss upon the disposition of shares received under restricted stock units will be the amount paid for such shares plus any ordinary income recognized when the shares of common stock are delivered.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations, we will generally be entitled to a tax deduction equal to the taxable ordinary income recognized by the participant.
Restricted Stock Awards
Generally, a participant will recognize ordinary income at the time restricted stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the participant in exchange for the stock. If, however, the stock is not vested when it is received (e.g., the participant is required to work for us for a period of time to transfer or sell the stock), the participant generally will not recognize income until the stock vests, at which time the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it vests over any amount paid by the participant in exchange for the stock. A participant may, however, file an election with the Internal Revenue Service within 30 days following his or her receipt of the restricted stock to recognize ordinary income as of the date the participant receives the restricted stock equal to the excess, if any, of the fair market value of the restricted stock on the date the stock is granted over any amount paid by the participant for the stock.
The participant’s basis for the determining gain or loss upon the subsequent disposition of restricted stock will be the amount paid for such shares plus any ordinary income recognized either when the restricted stock is received or when it vests.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations, we will generally be entitled to a tax deduction equal to the taxable ordinary income recognized by the participant.
Stock Appreciation Rights
Generally, there is no taxation upon the grant of a stock appreciation right. On exercise, a participant will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations, we will generally be entitled to a tax deduction equal to the taxable ordinary income recognized by the participant.
Section 162 Limitations
The 2010 Plan is intended to enable the Leadership Development and Compensation Committee to grant performance-based equity awards and performance-based cash awards that are exempt from the deduction limitations imposed by Section 162(m) of the Code. Under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if  (a) such awards are approved by a compensation committee composed solely of  “outside directors,”

(b) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (c) the stockholders approve such per-employee limitation, and (d) the exercise or strike price of a stock award is no less than the fair market value of the stock on the date of grant. Compensation attributable to restricted stock awards, restricted stock unit awards, performance awards and other stock awards will qualify as performance-based compensation if  (i) the award is approved by a compensation committee composed solely of  “outside directors,” (ii) the award is granted, vests or is settled, as applicable, only upon the achievement of objective performance goals established in writing by the compensation committee while the outcome is substantially uncertain, (iii) a committee of outside directors certifies in writing prior to the grant, vesting or settlement, as applicable, of the award that the performance goal has been satisfied, and (iv) prior to the granting (or vesting or settlement) of the award, the stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the maximum amount, payable upon attainment of the performance goal).

Proposal 6 —
Approval of Amendment of Certificate of Incorporation to Effect a Reverse Stock Split
General
We are asking stockholders to approve an amendment (the “Reverse Stock Split Amendment”) to Article IV of our certificate of incorporation to effect, at the discretion of the Board, a fifteen-to-one reverse stock split (the “Reverse Stock Split”) of all of the outstanding shares of our common stock, par value $0.0001 per share (the “Common Stock”). The Reverse Stock Split Amendment will effect the Reverse Stock Split by reducing the number of outstanding shares of Common Stock to approximately one-fifteenth of the number of outstanding shares immediately prior to the effectiveness of the Reverse Stock Split, but will not increase the par value of common stock, and will not change the number of authorized shares of our capital stock. We are separately proposing in this Proxy Statement, contingent upon the approval of this proposal, a reduction in the number of shares of Common Stock we are authorized to issue under our certificate of incorporation (see “Proposal 7 — Approval of Amendment of Certificate of Incorporation to Reduce the Total Number of Authorized Shares of Common Stock”), but at a lower ratio than the proposed Reverse Stock Split. As of March 31, 2017, 286,473,074 shares of Common Stock were issued and outstanding (as reflected in the records of our stock transfer agent) and, after giving effect to the Reverse Stock Split (subject to the treatment of fractional shares as discussed below), there would be approximately 19,098,205 shares of Common Stock outstanding. If implemented, the number of shares of Common Stock owned by each of our stockholders will be reduced by the same proportion as the reduction in the total number of shares of Common Stock outstanding, so that the percentage of outstanding Common Stock owned by each of our stockholders will remain the same, except to the extent that the Reverse Stock Split results in some or all of our stockholders receiving one share of common stock in lieu of a fractional share. The Board has approved the advisability of and has adopted, subject to stockholder approval, the Reverse Stock Split Amendment and the Reverse Stock Split. The Reverse Stock Split Amendment requires approval of both the Board and our stockholders. Accordingly, we are seeking stockholder approval for the Reverse Stock Split Amendment at the annual meeting of stockholders by means of this Proxy Statement.
Our executive officers and directors have an interest in this proposal by virtue of their ownership of outstanding shares of Common Stock and current equity awards under the 2010 Plan.
Purpose of the Reverse Stock Split
The Common Stock is currently listed on the NASDAQ Stock Market (“NASDAQ”) under the symbol “AMRS.” NASDAQ Listing Rule 5450(a)(1) requires the Common Stock to have a minimum closing bid price of at least $1.00 per share. On December 19, 2016, we received a notice from NASDAQ notifying us that we are not in compliance with the requirement of NASDAQ Listing Rule 5450(a)(1) for continued listing on the NASDAQ Global Market as a result of the closing bid price of the Common Stock being below $1.00 per share for 30 consecutive business days. In accordance with NASDAQ Listing Rule 5810(c)(3)(A), we have 180 calendar days, or until June 19, 2017, to regain compliance with NASDAQ Listing Rule 5450(a)(1). To regain compliance, the closing bid price of the Common Stock must be at least $1.00 per share for a minimum of 10 consecutive business days. If we do not regain compliance during such period, we may be eligible for an additional compliance period of 180 calendar days, provided that we meet NASDAQ’s continued listing requirement for market value of publicly held shares and all other initial listing standards for the NASDAQ Capital Market, other than the minimum closing bid price requirement, and provide written notice to NASDAQ of our intention to cure the deficiency during the second compliance period. If we do not regain compliance during the initial compliance period and are not eligible for an additional compliance period, NASDAQ will provide notice that the Common Stock will be subject to delisting from the NASDAQ Stock Market. In that event, we may appeal such determination to a hearings panel.
The Board has determined that, absent approval and implementation of the Reverse Stock Split, the Common Stock will likely be unable to meet the $1.00 minimum closing bid price requirement for continued listing on NASDAQ. Therefore, if the stockholders do not approve the Reverse Stock Split, the Board expects that the Common Stock will be delisted from NASDAQ. Any delisting of the Common

Stock from the NASDAQ Stock Market could adversely affect our ability to attract new investors, decrease the liquidity of our outstanding shares of common stock, reduce our flexibility to raise additional capital, reduce the price at which the Common Stock trades, and increase the transaction costs inherent in trading such shares with overall negative effects for our stockholders. In the event the Common Stock is no longer eligible for continued listing on NASDAQ, we would be forced to seek to be traded on the OTC Bulletin Board or in the “pink sheets.” These alternative markets are generally considered to be less efficient than, and not as broad as, NASDAQ. This could reduce our access to capital and cause us to have less flexibility in responding to our capital requirements, and could reduce the ability of holders of the Common Stock to purchase or sell shares of Common Stock as quickly and as inexpensively as they have done historically. In addition, delisting of the Common Stock could deter broker-dealers from making a market in or otherwise seeking or generating interest in the Common Stock, and might deter certain institutions and persons from investing in our securities at all. For example, certain institutional investors may be less interested or prohibited from investing in the Common Stock, which may cause the market price of the Common Stock to decline. Delisting could also adversely affect our relationships with vendors and customers who may perceive our business less favorably, which would have a detrimental effect on our relationships with these entities. Furthermore, the delisting of the Common Stock from NASDAQ would constitute a breach under certain of our financing agreements, including agreements governing our outstanding convertible indebtedness, which could result in an acceleration of such indebtedness. If such indebtedness is accelerated, it would generally also constitute an event of default under our other outstanding indebtedness, permitting acceleration of such other outstanding indebtedness as well. In addition, the Common Stock would no longer be deemed a “covered security” under Section 18 of the Securities Act, and therefore would lose its exemption from state securities regulations. As a result, we would need to comply with various state securities laws with respect to issuances of the Common Stock, and would not have the benefit of certain exemptions applicable to privately-held entities, which would make issuing Common Stock, including equity award grants to employees, more difficult. For these reasons and others, the delisting of the Common Stock from NASDAQ could adversely affect our liquidity, business, financial condition and results of operations. The Board has determined that the continued listing of the Common Stock on NASDAQ is beneficial for our stockholders.
In addition to preventing the delisting of the Common Stock from NASDAQ, the Board believes that the Reverse Stock Split will provide a number of benefits to the company and its existing stockholders, including:
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Decrease Transaction Costs.   Investors may be dissuaded from purchasing stocks below certain prices because the brokerage commissions, as a percentage of the total transaction value, tend to be higher for such low-priced stocks.

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Stock Price Requirements.   Some brokerage houses and institutional investors may have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. In addition, analysts at brokerage firms may not monitor the trading activity or otherwise provide coverage of lower priced stocks.

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Other Potential Benefits.   A higher stock price could help us attract and retain employees and other service providers. Some potential employees and service providers may be less likely to work for a company with a low stock price, regardless of the size of the company’s market capitalization. Accordingly, if the Reverse Stock Split successfully increases the per share price of the Common Stock, this increase may enhance our ability to attract and retain employees and service providers.

If the Reverse Stock Split Amendment is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all, as permitted under Section 242(c) of the Delaware General Corporation Law. If our stockholders approve the Reverse Stock Split, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of Amyris and our stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split.

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares of Common Stock outstanding is in the best interests of Amyris and our stockholders and is likely to improve the trading price of the Common Stock and improve the likelihood that we will be allowed to maintain our listing on NASDAQ. If the trading price of the Common Stock increases without the Reverse Stock Split, the Reverse Stock Split may not be necessary.
Risks Related to the Reverse Stock Split Amendment and Reverse Stock Split
The Reverse Stock Split could result in a significant devaluation of our market capitalization and trading price of the Common Stock.
The Board expects that the Reverse Stock Split will increase the market price of the Common Stock. However, we cannot be certain whether the Reverse Stock Split would lead to a sustained increase in the trading price or the trading market for the Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that:
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The market price per share of the Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of Common Stock as a result of the Reverse Stock Split;

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The Reverse Stock Split will result in a per share price that will attract brokers and investors, including institutional investors, who do not trade in lower priced stocks;

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The Reverse Stock Split will result in a per share price that will increase our ability to attract and retain employees and other service providers;

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The market price of the Common Stock per share will remain in excess of the $1.00 minimum closing bid price as required by NASDAQ rules or that we will otherwise meet the requirements for continued listing on NASDAQ; and

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The Reverse Stock Split will increase the trading market for the Common Stock, particularly if the stock price does not increase as a result of the reduction in the number of shares of Common Stock available in the public market.

The market price of the Common Stock will also be based on our business performance and other factors, some of which are unrelated to the number of shares of Common Stock outstanding. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split and this could have an adverse effect on the price of the Common Stock. If the market price of the shares of Common Stock declines subsequent to the effectiveness of the Reverse Stock Split, this will detrimentally impact our market capitalization and the market value of our public float. There can be no assurance that the market price of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the Common Stock can be maintained above $1.00, nor can there be any assurance that the Common Stock will not be delisted from NASDAQ for other reasons. As described above, the delisting of the Common Stock from NASDAQ could adversely affect our business, financial condition and results of operations.
The Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.
The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.
The Reverse Stock Split may not help generate additional investor interest.
There can be no assurance that the Reverse Stock Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of the Common Stock may not necessarily improve. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of the Common Stock, which could deter potential investors.
You may experience future dilution as a result of future equity offerings.
In order to raise additional capital, we may in the future offer additional shares of Common Stock or other securities convertible into or exchangeable for Common Stock. The Reverse Stock Split will reduce the number of shares of Common Stock outstanding but will not reduce the number of shares of Common Stock we are authorized to issue under our certificate of incorporation. We are separately proposing in this Proxy Statement, contingent upon the approval of this proposal, for our stockholders to approve a reduction in the number of shares of Common Stock we are authorized to issue under our certificate of incorporation (see “Proposal 7 — Approval of Amendment of Certificate of Incorporation to Reduce the Total Number of Authorized Shares of Common Stock”), but at a lower ratio than the proposed Reverse Stock Split. Therefore, the Reverse Stock Split, even assuming the approval of the proposed reduction in our authorized shares of Common Stock, will effectively increase the number of authorized and unissued shares of Common Stock available for future issuance. If the Reverse Stock Split is approved and implemented, we will have additional flexibility to issue shares of Common Stock or other securities convertible into or exchangeable for Common Stock without further stockholder approval, including at prices per share less than the price which existing stockholders paid for their shares, and investors purchasing shares or other securities in the future could have rights superior to existing stockholders. Any such issuances could cause existing stockholders to experience dilution.
Effects of the Reverse Stock Split on Common Stock
Pursuant to the Reverse Stock Split, each holder of Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split (“Old Common Stock”) will become the holder of fewer shares of Common Stock (“New Common Stock”) after consummation of the Reverse Stock Split.
Although the Reverse Stock Split will not, by itself, impact our assets or prospects, the Reverse Stock Split could result in a decrease in the aggregate market value of the Common Stock. The Board believes that this risk is outweighed by the benefits of continued listing of the Common Stock on NASDAQ. However, we expect that the market price of the Common Stock immediately after the Reverse Stock Split will increase substantially above the market price of the Common Stock immediately prior to the Reverse Stock Split.
If effected, the Reverse Stock Split will result in some stockholders owning “odd-lots” of less than 100 shares of Common Stock who do not currently hold shares in odd-lots. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.
Based on 286,473,074 shares of Common Stock outstanding as of March 31, 2017 (as reflected in the records of our transfer agent), the following table reflects the approximate number of shares of Common Stock that would be outstanding as a result of the Reverse Stock Split.
Proposed Ratio	Percentage Reduction in Outstanding Common Stock	Approximate Number of Shares of Common Stock to be Outstanding after the Reverse Stock Split
15:1 (Old Common Stock: New Common Stock)	93%	19,098,205
The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder’s proportionate equity interest in Amyris, except for those stockholders who receive an additional share of Common Stock in lieu of a fractional share, as described below. None of the rights currently accruing to holders of Common Stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to Old Common Stock. The Reverse Stock Split also will have no effect on the number of authorized shares of Common Stock. We are separately proposing in this Proxy Statement, contingent upon the approval of this proposal, for our stockholders to approve a reduction in the number of shares of

Common Stock we are authorized to issue under our certificate of incorporation (see “Proposal 7 — Approval of Amendment of Certificate of Incorporation to Reduce the Total Number of Authorized Shares of Common Stock”), but at a lower ratio than the proposed Reverse Stock Split. The shares of New Common Stock will be fully paid and non-assessable.
The par value per share of the Common Stock will remain unchanged at $0.0001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced from its present amount proportionately based on the fifteen-to-one Reverse Stock Split ratio, and the additional paid-in capital account will be increased by the amount by which the stated capital is reduced. After the Reverse Stock Split, net income or loss per share and other per share amounts will be increased because there will be fewer shares of the Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. As described below under “Effects of the Reverse Stock Split on Outstanding Equity Awards, Warrants and Non-Plan Options,” the per share exercise or purchase price of outstanding equity awards, warrants and non-plan options would increase proportionately, and the number of shares of Common Stock issuable upon the exercise of such awards, warrants and options would decrease proportionately, in each case based on the fifteen-to-one Reverse Stock Split ratio. In addition, as described below under “Effects of the Reverse Stock Split on Outstanding Convertible Notes,” the conversion price of outstanding convertible notes would increase proportionately based on the fifteen-to-one Reverse Stock Split ratio. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.
We are currently authorized to issue a maximum of 500,000,000 shares of Common Stock. As of March 31, 2017, there were 286,473,074 shares of Common Stock issued and outstanding (as reflected in the records of our transfer agent). If this proposal is approved, the number of shares of Common Stock issued and outstanding will be reduced by approximately 93%. We are separately proposing in this proxy statement, contingent upon the approval of this proposal, for our stockholders to approve a reduction in the number of shares of Common Stock we are authorized to issue under our certificate of incorporation (see “Proposal 7 — Approval of Amendment of Certificate of Incorporation to Reduce the Total Number of Authorized Shares of Common Stock”), but at a lower ratio than the proposed Reverse Stock Split. Therefore, even assuming such proposal is approved, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of Common Stock available for future issuance. Following the Reverse Stock Split, the Board will continue to have the authority, subject to our certificate of incorporation and bylaws and applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate, including in connection with future financing transactions.
Effects of the Reverse Stock Split on Outstanding Equity Awards, Warrants and Non-Plan Options
If the Reverse Stock Split is effected, all outstanding equity awards and rights under our 2005 Stock Option/Stock Issuance Plan, our 2010 Equity Incentive Plan and our 2010 Employee Stock Purchase Plan (the “Plans”), including options and restricted stock units, and all warrants and non-Plan options entitling their holders to purchase shares of Common Stock will be proportionately reduced in the same ratio as the reduction in the number of shares of outstanding Common Stock, except that any fractional shares resulting from such reduction will be rounded down to the nearest whole share. Correspondingly, the per share exercise or purchase price of such awards (if applicable), warrants and non-Plan options will be increased in direct proportion to the Reverse Stock Split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to such awards (if applicable), warrants and non-Plan options will remain approximately the same. For example, assuming that we effect the Reverse Stock Split and that a warrant holder holds a warrant to purchase 1,000 shares of Common Stock at an exercise price of  $1.00 per share, upon the effectiveness of the Reverse Stock Split, the number of shares of Common Stock subject to that warrant would be reduced to 66 and the exercise price would be proportionately increased to $15.00 per share. As of March 31, 2017, there were approximately 39 million shares of Old Common Stock reserved for issuance under the Plans, of which approximately 18 million remained available for future awards, and approximately 15 million shares of Old Common Stock reserved for issuance under outstanding warrants and non-Plan options. Following the Reverse Stock Split, the shares reserved for issuance under the Plans will be reduced to approximately 2.5 million shares of New Common Stock, of which approximately 1 million shares will be available for future awards, and the shares reserved for issuance under outstanding warrants and non-Plan options will be reduced to approximately 1 million shares of New Common Stock.
Effects of the Reverse Stock Split on Outstanding Convertible Notes
If the Reverse Stock Split is effected, the conversion price for all outstanding notes of the Company that are convertible into Common Stock will be proportionately increased in the same ratio as the reduction in the number of shares of outstanding Common Stock. For example, assuming that we effect the Reverse Stock Split, the conversion price for our 6.50% Convertible Senior Notes due 2019 will increase from approximately $3.74 per share to approximately $56.17 per share. As of March 31, 2017, there were approximately 105 million shares of Old Common Stock reserved for issuance under the Company’s outstanding convertible notes. Following the Reverse Stock Split, such reserve will be reduced to approximately 7 million shares of New Common Stock.
Shares of Common Stock Issued and Outstanding
With the exception of the number of shares of Common Stock issued and outstanding, the rights and preferences of the shares of Common Stock prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, we do not anticipate that our financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of our business will materially change as a result of the Reverse Stock Split.
The Common Stock is currently registered under Section 12(b) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. If effected, the proposed Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act or our periodic or other reporting requirements thereunder. If the Reverse Stock Split is implemented, the Common Stock will continue to be listed on the NASDAQ Stock Market under the symbol “AMRS,” although NASDAQ will add the letter “D” to the end of the trading symbol for a period of 20 trading days to indicate that the Reverse Stock Split has occurred. After the end of this period, our ticker symbol will revert to “AMRS.”
Increase in Shares of Common Stock Available for Future Issuance
As a result of the Reverse Stock Split, there will be a reduction in the number of shares of Common Stock issued and outstanding. We are separately proposing in this proxy statement, contingent upon the approval of this proposal, for our stockholders to approve a reduction in the number of shares of Common Stock we are authorized to issue under our certificate of incorporation (see “Proposal 7 — Approval of Amendment of Certificate of Incorporation to Reduce the Total Number of Authorized Shares of Common Stock”), but at a lower ratio than the proposed Reverse Stock Split. Therefore, even assuming such proposal is approved, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of Common Stock available for future issuance. As of March 31, 2017, there were approximately 55 million shares of Old Common Stock that were authorized, unissued and not reserved for issuance, representing approximately 11% of the total amount of shares of Common Stock we are authorized to issue under our certificate of incorporation. Following the Reverse Stock Split and the proposed reduction in the number of shares of Common Stock we are authorized to issue under our certificate of incorporation, as described in Proposal 7 below, such number of authorized and unissued shares available for future issuance will be increased to approximately 220 million shares of New Common Stock, and will represent approximately 88% of the total amount of shares of New Common Stock we will be authorized to issue under our certificate of incorporation. Such shares could be used for any proper corporate purpose approved by the Board including, among other purposes, future financing transactions.
Generally, holders of the Common Stock have no preemptive or other subscription rights. However, as further described below, certain holders of the Common Stock have a right of first investment to participate pro rata in certain future Common Stock offerings.
Effectiveness of the Reverse Stock Split
The Reverse Stock Split, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to our restated certificate of incorporation in substantially the form of the Reverse Stock Split Amendment attached to this Proxy Statement as Appendix B. The exact timing of the filing of the Reverse Stock Split Amendment will be determined by the Board based upon its evaluation of when such action will be most advantageous to Amyris and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Reverse Stock Split Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of Amyris and our stockholders, as permitted under Section 242(c) of the Delaware General Corporation Law. The Board currently intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares of Common Stock outstanding is in the best interests of Amyris and our stockholders.
Effect on Registered and Beneficial Stockholders
Upon the Reverse Stock Split, we intend to treat stockholders holding shares of Common Stock in “street name” (that is, held through a bank, broker or other Intermediary) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other Intermediaries will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of Common Stock in “street name;” however, these banks, brokers or other Intermediaries may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of Common Stock with a bank, broker or other Intermediary, and have any questions in this regard, we encourage you to contact your bank, broker or other Intermediary.
Effect on “Book-Entry” Stockholders of Record
Our stockholders of record may hold some or all of their shares electronically in book-entry form under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.
If you hold registered shares of Old Common Stock in a book-entry form, you do not need to take any action to receive your shares of New Common Stock in registered book-entry form. A transaction statement will automatically be sent to your address of record as soon as practicable after the effectiveness of the Reverse Stock Split indicating the number of shares of New Common Stock you hold.
Effect on Registered Certificated Shares
Some stockholders of record hold their shares of Common Stock in certificated form or a combination of certificated and book-entry form. If any of your shares of Common Stock are held in certificated form, you will receive a transmittal letter from our exchange agent for the Reverse Stock Split as soon as practicable after the effective time of the Reverse Stock Split. The transmittal letter will be accompanied by instructions specifying how to exchange your certificate representing the Old Common Stock for a book-entry statement of holding or a certificate of New Common Stock.
You must complete, execute and submit to the exchange agent the letter of transmittal in accordance with the instructions and surrender your stock certificate(s) formerly representing shares of Old Common Stock (or provide an affidavit of lost stock certificate containing an indemnification for claims related to such lost stock certificate). Upon receipt of your properly completed and executed letter of transmittal and your stock certificate(s) (or lost stock certificate affidavit), you will be issued the appropriate number of shares of New Common Stock either in certificated form (including legends, if appropriate) or electronically in book-entry form, as applicable. No direct registration statements or new stock certificates will be issued to a stockholder until such stockholder has properly completed and executed a letter of transmittal and surrendered such stockholder’s outstanding certificate(s) (or provided a lost stock certificate affidavit) to the exchange agent in accordance with the instructions accompanying the letter of transmittal.
STOCKHOLDERS SHOULD NOT DESTROY ANY COMMON STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.
In connection with the reverse stock split, the Common Stock will change its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing shares of New Common Stock.

Fractional Shares
Fractional shares will not be issued in connection with the Reverse Stock Split. Each stockholder who would otherwise hold a fractional share as a result of the Reverse Stock Split will receive one share of Common Stock in lieu of such fractional share. For a discussion of the treatment of any fractional interest that may arise as a result of the Reverse Stock Split relating to outstanding equity awards under the Plans, warrants and non-Plan options, please see the section above under the heading “Effects of the Reverse Stock Split on Outstanding Equity Awards, Warrants and Non-Plan Options.”
Appraisal Rights
Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenters’ rights with respect to the Reverse Stock Split Amendment or the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.
Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below). This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”) and current Treasury regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.
The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.
This discussion does not address the tax consequences to stockholders who are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, partnerships (or entities treated as partnerships for U.S. federal income tax purposes), stockholders who are not U.S. holders (as defined herein), stockholders who hold their shares as “qualified small business stock” or “Section 1244” stock, U.S. holders whose functional currency is not the U.S. dollar, persons who acquired their shares in connection with employment or other performance of services, broker-dealers and tax-exempt entities. This summary also assumes that the shares of Old Common Stock were, and the shares of New Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.
As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;

•
an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

A stockholder generally will not recognize a gain or loss by reason of such stockholder’s receipt of shares of New Common Stock pursuant to the Reverse Stock Split solely in exchange for shares of Old Common Stock held by such stockholder immediately prior to the Reverse Stock Split. A stockholder’s tax basis in the shares of New Common Stock received pursuant to the Reverse Stock Split (including any fractional shares) will equal the stockholder’s basis in the Old Common Stock exchanged therefore. A stockholder’s holding period in the shares of New Common Stock received pursuant to the Reverse Stock Split will include the stockholder’s holding period in the shares of Old Common Stock surrendered in exchange therefore, provided the shares of Old Common Stock surrendered are held as capital assets at the time of the Reverse Stock Split. Stockholders must calculate the tax basis and holding period of the New Common Stock separately with respect to each block of Old Common Stock acquired on the same date and at the same price pursuant to detailed rules under the Code. Holders who acquired Old Common Stock on different dates or at different prices should consult their own tax advisors regarding allocation of basis and holding period to the shares of New Common Stock.
Interests of Certain Persons
We have not proposed the Reverse Stock Split in response to any effort of which we are aware to obtain control of Amyris, nor is it a plan by management to recommend a series of similar actions to the Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act. In addition, we have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, with the intention of using the additional shares for anti-takeover purposes, although we could in the future use the additional shares to make more difficult or to discourage an attempt to acquire control of Amyris.
We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders. Some of our directors are affiliated with, or were appointed as directors by, entities that own shares of Common Stock as well as convertible notes and/or warrants that are convertible into or exercisable for shares of Common Stock, as described above under the Section titled “Arrangements Concerning Selection of Directors” and below under the Section titled “Security Ownership of Certain Beneficial Owners and Management.” Further, some of our directors are affiliated with, or were appointed as directors by, entities that may participate in future equity financings that will require issuance or reservation of shares of Common Stock. Biolding Investment SA, Naxyris S.A., Sualk Capital Ltd, Maxwell (Mauritius) Pte Ltd and Total Energies Nouvelles Activités USA, each of which has relationships to our directors, each hold a right of first investment that allows them to participate in certain future securities offerings by the company (pro rata based on their percentage ownership of the then-outstanding Common Stock).
Vote Required and Board Recommendation
This proposal must receive a “For” vote from the holders of a majority of our outstanding shares of common stock entitled to vote at the annual meeting, irrespective of the number of votes cast on the proposal at the meeting. Abstentions will have the same effect as an “Against” vote for this proposal. Shares represented by executed proxies that do not indicate a vote “For,” “Against” or “Abstain” will be voted by the proxy holders “For” this proposal. If you own shares through a bank, broker or other Intermediary, you must instruct your bank, broker or other Intermediary how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Broker non-votes will have the same effect as an “Against” vote for this proposal.
The Board recommends a vote “FOR” this Proposal 6
The Board of Directors has approved the Reverse Stock Split Amendment and the Reverse Stock Split. The Board has determined that the Reverse Stock Split Amendment and the Reverse Stock Split are advisable and in the best interest of our stockholders and has recommended that our stockholders vote in favor of this proposal.
In reaching their determination to approve this proposal, the Board, with advice from our management and legal advisors, considered a number of factors, including:
•
The effect of potential delisting from NASDAQ on the Company’s liquidity, business and financial results;

•
The potential benefits of the Reverse Stock Split, including maintaining the listing of the Common Stock on NASDAQ and encouraging additional investment in the Company;

•
Our financial condition, results of operations, cash flow and liquidity;

•
Our potential flexibility to undertake certain equity and equity-linked capital raising transactions to support our business operations;

•
The fact that our stockholders would have an opportunity to approve the Reverse Stock Split Amendment and the Reverse Stock Split;

•
The potential risks of the Reverse Stock Split, including that the market price of the Common Stock will not rise in proportion to the reduction in number of outstanding shares of Common Stock and that it will not encourage additional investment in the Company; and

•
Potential alternatives to the Reverse Stock Split in order to prevent the delisting of the Common Stock from NASDAQ.

In view of the variety of factors considered in connection with the evaluation of the Reverse Stock Split Amendment and the Reverse Stock Split, and the complexity of these matters, the Board did not find it practicable to, and did not, quantify or otherwise attempt to assign any relative weight to the various factors considered. In addition, in considering the various factors, individual members of the Board may have assigned different weights to different factors.
After evaluating these factors for and against the Reverse Stock Split Amendment and the Reverse Stock Split, and based upon their knowledge of our business, financial condition and prospects, potential alternatives (or lack thereof), and the views of our management, the Board concluded that the adoption and implementation of the Reverse Stock Split Amendment and the Reverse Stock Split are in our best interest and in the best interests of our stockholders, and recommend that all stockholders vote “FOR” the approval of this proposal.
Text of Proposed Amendment
The text of the proposed amendment to our certificate of incorporation to effect the Reverse Stock Split and reduce the total number of our authorized shares of Common Stock (as further described in “Proposal 7 — Approval of Amendment of Certificate of Incorporation to Reduce the Total Number of Authorized Shares of Common Stock” below) is attached to this Proxy Statement as Appendix B. However, such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board of Directors deems necessary and advisable to effect the Reverse Stock Split under this proposal and, if applicable, the reduction in the total number of authorized shares of Common Stock as set forth in Proposal 7 below.

Proposal 7 —
Approval of Amendment of Certificate of Incorporation to Reduce the Total Number of
Authorized Shares of Common Stock
General
In connection with the Reverse Stock Split discussed above under “Proposal 6 — Approval of Amendment of Certificate of Incorporation to Effect a Reverse Stock Split”, we are asking stockholders to approve an amendment (the “Authorized Share Reduction Amendment”) to Article IV of our certificate of incorporation to reduce the total number of our authorized shares of common stock from 500,000,000 to 250,000,000 (the “Authorized Share Reduction”). The Board has approved the advisability of and has adopted, subject to stockholder approval, the Authorized Share Reduction Amendment and the Authorized Share Reduction. The Authorized Share Reduction Amendment requires approval of both the Board and our stockholders. Accordingly, we are seeking stockholder approval for the Authorized Share Reduction Amendment at the annual meeting of stockholders by means of this Proxy Statement.
This proposal is conditioned on the approval of Proposal 6. Therefore, if Proposal 6 is not approved by the stockholders, this proposal will automatically be deemed to have not been approved by the stockholders, regardless of the number of shares actually voted “For” this proposal. Proposal 6 is not conditioned on the approval of this proposal.
Our executive officers and directors have an interest in this proposal by virtue of their being eligible to receive equity awards under the 2010 Plan and any future equity incentive plan we adopt.
Purpose of the Authorized Share Reduction
Article IV of our certificate of incorporation, as amended, currently authorizes us to issue up to 500,000,000 shares of common stock. As a matter of Delaware law, implementation of the Reverse Stock Split does not require a change in the total number of shares of Common Stock authorized under our certificate of incorporation. However, the proposed reduction in the total number of authorized shares of Common Stock is designed to achieve a proportion of the total number of authorized shares that are not issued and outstanding or reserved for issuance following the Reverse Stock Split of 88%, which the Board believes is appropriate for our company. The Board believes that, due to the decrease in the number of outstanding and reserved shares of Common Stock resulting from the 15 for 1 reverse stock split (and corresponding increase in the number of authorized and unissued and unreserved shares of Common Stock available for future issuance), if Proposal 6 is approved by the stockholders and implemented by the Board, we will no longer have a need for 500,000,000 authorized shares of common stock and that 250,000,000 authorized shares of Common Stock would be sufficient for Amyris at this time.
As of March 31, 2017, approximately 90% of our currently authorized shares of Common Stock were either issued or reserved for issuance under our equity incentive plans or upon exercise of outstanding warrants or options or conversion of outstanding convertible promissory notes, after taking into consideration the full potential of interest that accrues and can convert to or be payable in shares of Common Stock. Following the Reverse Stock Split and the Authorized Share Reduction, if approved by the stockholders and implemented by the Board, the number of authorized and unissued and unreserved shares available for future issuance will be increased to approximately 220 million shares of New Common Stock, and will represent approximately 88% of the total amount of shares of Common Stock we will be authorized to issue under our certificate of incorporation. Such shares could be used for any proper corporate purpose approved by the Board including, among other purposes, future financing transactions.
If the Authorized Share Reduction Amendment is approved by our stockholders, the Board will have the discretion to implement the Authorized Share Reduction or to not effect the Authorized Share Reduction at all, as permitted under Section 242(c) of the Delaware General Corporation Law. No further action on the part of the stockholders will be required to either effect or abandon the Authorized Share Reduction. The Board currently intends to effect the Authorized Share Reduction if the Authorized Share Reduction and Reverse Stock Split are approved by our stockholders and the Board elects to effect the Reverse Stock Split, as described above under “Proposal 6 — Approval of Amendment of Certificate of Incorporation to Effect a Reverse Stock Split.”

Effects of the Authorized Share Reduction
If this proposal is adopted and implemented, there will be no effect on the shares of Common Stock outstanding. However, the number of authorized shares of Common Stock that can be issued or reserved in the future without approval of our stockholders will be reduced, which could diminish the flexibility of the Board in undertaking certain transactions to support our business operations, especially if the price of the Common Stock declines following the implementation of the Reverse Stock Split. The reduction could also harm our ability to continue implementing our employee equity programs at competitive levels, which could reduce our ability to attract and retain employees. In the event that we desire to increase our authorized shares of Common Stock in the future for the purpose of undertaking financing transactions or for any other reason, we would need to seek stockholder approval for such increase.
Vote Required and Board Recommendation
This proposal must receive a “For” vote from the holders of a majority of our outstanding shares of common stock entitled to vote at the annual meeting, irrespective of the number of votes cast on the proposal at the meeting. Abstentions will have the same effect as an “Against” vote for this proposal. Shares represented by executed proxies that do not indicate a vote “For,” “Against” or “Abstain” will be voted by the proxy holders “For” this proposal. If you own shares through a bank, broker or other Intermediary, you must instruct your bank, broker or other Intermediary how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Broker non-votes will have the same effect as an “Against” vote for this proposal.
This proposal is conditioned on the approval of Proposal 6. Therefore, if Proposal 6 is not approved by the stockholders, this proposal will automatically be deemed to have not been approved by the stockholders, regardless of the number of shares actually voted “For” this proposal. Proposal 6 is not conditioned on the approval of this proposal.
The Board recommends a vote “FOR” this Proposal 7.
Text of Proposed Amendment
The text of the proposed amendment to our certificate of incorporation to effect the Authorized Share Reduction and Reverse Stock Split (as further described in “Proposal 6 — Approval of Amendment of Certificate of Incorporation to Effect a Reverse Stock Split” above) is attached to this Proxy Statement as Appendix B. However, such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board of Directors deems necessary and advisable to effect the Authorized Share Reduction under this proposal and the Reverse Stock Split as set forth in Proposal 6 above.

Corporate Governance
Corporate Governance Principles
The Board has adopted written Corporate Governance Principles to provide the Board and its committees with operating principles designed to enhance the effectiveness of the Board and its committees, to establish good Board and committee governance, and to establish the responsibilities of management and the Board in supporting the Board’s activities. The Corporate Governance Principles set forth a framework for Amyris’s governance practices, including composition of the Board, director nominee selection, Board membership criteria, director compensation, Board education, meeting responsibilities, access to information and employees, executive sessions of independent directors, standing Board committees and their functions, and responsibilities of management.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of Amyris as required by NASDAQ governance rules. Our Code of Business Conduct and Ethics includes a section entitled “Code of Ethics for Chief Executive Officer and Senior Financial Officers,” providing additional principles for ethical leadership and a requirement that such individuals foster a culture throughout Amyris that helps ensure the fair and timely reporting of our financial results and condition. Our Code of Business Conduct and Ethics is available on the corporate governance section of our website at http://investors.amyris.com/corporate-governance.cfm. Stockholders may also obtain a printed copy of our Code of Business Conduct and Ethics and our Corporate Governance Guidelines by writing to the Secretary of Amyris at 5885 Hollis Street, Suite 100, Emeryville, California 94608. If we make any substantive amendments to, or grant any waivers from, a provision of our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, we will promptly disclose the nature of the amendment or waiver on the corporate governance section of our website at http://investors.amyris.com/corporate-governance.cfm.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information with respect to the beneficial ownership of our common stock, as of March 31, 2017, by:
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each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our voting securities;

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each of our directors;

•
each of our named executive officers; and

•
all of our directors and named executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes any shares over which the individual or entity has sole or shared voting power or investment power. These rules also treat as outstanding all shares of capital stock that a person would receive upon the exercise of any option, warrant or right or through the conversion of a security held by that person that are immediately exercisable or convertible or exercisable or convertible within 60 days of the date as of which beneficial ownership is determined. These shares are deemed to be outstanding and beneficially owned by the person holding those options, warrants or rights or convertible securities for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The information does not necessarily indicate beneficial ownership for any other purpose. Except as indicated in the footnotes to the below table and pursuant to applicable community property laws, to our knowledge the persons named in the table below have sole voting and investment power with respect to all shares of common stock attributed to them in the table.
Information with respect to beneficial ownership has been furnished to us by each director and named executive officer and certain stockholders, and derived from publicly-available SEC beneficial ownership reports on Forms 3 and 4 and Schedules 13D and 13G filed by covered beneficial owners of our common stock. Percentage ownership of our common stock in the table is based on 286,473,074 shares of our common stock outstanding on March 31, 2017 (as reflected in the records of our stock transfer agent). Except as otherwise set forth below, the address of the beneficial owner is c/o Amyris, Inc., 5885 Hollis Street, Suite 100, Emeryville, California 94608.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percent of Class (%)
5% Stockholders
Total Energies Nouvelles Activités USA (f.k.a. Total Gas & Power USA, SAS)(1)	88,656,651	28.5
Maxwell (Mauritius) Pte Ltd(2)	56,961,120	19.5
Entities affiliated with FMR LLC(3)	31,253,761	10.0
Foris Ventures, LLC(4)	17,620,023	6.1
Directors and Named Executive Officers
John Melo(5)	2,903,631	1.0
John Doerr(4)(6)	21,647,743	7.4
Geoffrey Duyk(7)	108,000	*
Margaret Georgiadis(8)	85,750	*
Abraham Klaeijsen(2)(9)	37,666	*
Carole Piwnica(10)	82,000	*
Fernando de Castro Reinach(11)	252,397	*
His Highness Sheikh Abdullah bin Khalifa Al Thani(12)	7,843,315	2.7
Christophe Vuillez(13)	—	*
R. Neil Williams(14)	64,000	*

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percent of Class (%)
Patrick Yang(15)	203,333	*
Raffi Asadorian(16)	218,732	*
Joel Cherry(17)	1,225,946	*
Nicholas Khadder(18)	21,108	*
All Directors and Named Executive Officers as a Group (14 Persons)(19)	34,693,621	11.7

*
Represents beneficial ownership of less than 1%.

(1)
Includes (i) 22,350,261 shares of common stock issuable upon conversion of certain convertible promissory notes held by Total Energies Nouvelles Activités USA (“Total”) and (ii) 2,128,205 shares of common stock issuable upon exercise of a warrant issued to Total on July 29, 2015. The address of Total is 2, Place Jean Millier, La Défense 6, 92400 Courbevoie, France.

(2)
Includes 2,670,370 shares of common stock issuable upon conversion of certain convertible promissory notes held by Maxwell (Mauritius) Pte Ltd (“Maxwell”) and (ii) 2,462,536 shares of common stock issuable upon exercise of a warrant issued to Maxwell on July 29, 2015. Maxwell is wholly owned by Cairnhill Investments (Mauritius) Pte Ltd, which is wholly owned by Fullerton Management Pte Ltd, which is wholly owned by Temasek Holdings (Private) Limited. Each of these entities possesses shared voting and investment control over the shares held by Maxwell. The address of these entities is 60B Orchard Road, #06-18 Tower 2, The Atrium@Orchard, Singapore 238891.

(3)
Reflects the securities beneficially owned, or that may be deemed to be beneficially owned, by FMR LLC, certain of its subsidiaries and affiliates, and other companies (collectively, the “FMR Reporters”). This filing does not reflect securities, if any, beneficially owned by certain other companies whose beneficial ownership of securities is disaggregated from that of the FMR Reporters in accordance with Securities and Exchange Commission Release No. 34-39538 (January 12, 1998).

Entities affiliated with FMR LLC hold certain of our outstanding convertible promissory notes and we believe that a portion of the common stock reported as beneficially owned by FMR LLC is represented by the shares of our common stock underlying such convertible promissory notes. However, we are unable to determine through publicly available information what portion of the beneficial ownership of our common stock reported by FMR LLC is represented by such convertible promissory notes. Based on our internal records, includes 24,190,816 shares of common stock issuable upon conversion of certain convertible promissory notes held by entities affiliated with FMR LLC.
Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.
Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company (“FMR Co”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees.
The address of the FMR Reporters is 245 Summer Street, Boston, Massachusetts 02210.

(4)
Includes (i) 1,335,185 shares of common stock that may be issuable upon conversion of certain convertible promissory notes held by Foris Ventures, LLC (“Foris”) and (ii) 3,247,252 shares of common stock that may be issuable upon exercise of warrants issued to Foris on July 29, 2015 and February 12, 2016. Foris is indirectly owned by John Doerr, who shares voting and investment control over the shares held by such entity. The address for Foris Ventures, LLC is 751 Laurel Street #717, San Carlos, California 94070.

(5)
Shares beneficially owned by Mr. Melo include (i) 1,008,333 restricted stock units, all of which were unvested as of March 31, 2017, and (ii) 1,832,878 shares of common stock issuable upon exercise of options that were exercisable within 60 days of March 31, 2017.

(6)
Shares beneficially owned by Mr. Doerr include (i) 17,620,023 shares of common stock beneficially owned by Foris, in which Mr. Doerr indirectly owns all of the membership interests, (ii) 8,503 shares of common stock held by The Vallejo Ventures Trust U/T/A 2/12/96, of which Mr. Doerr is a trustee, (iii) 4,183,224 shares of common stock held by entities affiliated with Kleiner Perkins Caufield & Byers of which Mr. Doerr is an affiliate, excluding 246,007 shares over which Mr. Doerr has no voting or investment power, (iv) 17,000 restricted stock units, all of which were unvested as of March 31, 2017, and (v) 50,000 shares of common stock issuable upon exercise of options that were exercisable within 60 days of March 31, 2017.

(7)
Shares beneficially owned by Dr. Duyk include (i) 52,000 restricted stock units, all of which were unvested as of March 31, 2017, and (ii) 44,000 shares of common stock issuable upon exercise of options that were exercisable within 60 days of March 31, 2017. Dr. Duyk is a partner and managing director of TPG Alternative & Renewable Technologies, an affiliate of TPG Biotechnology Partners II, L.P. and TPG Biotechnology Partners III, L.P. Dr. Duyk disclaims beneficial ownership of all shares of Amyris common stock that are or may be beneficially owned by TPG Biotechnology Partners II, L.P., TPG Biotechnology Partners III, L.P. or any of their affiliates.

(8)
Shares beneficially owned by Ms. Georgiadis include (i) 20,000 shares of common stock held by the Pantelis Andreas Georgiadis RE U/A DTD 05/28/1998 trust, of which Ms. Georgiadis’s spouse is the trustee, (ii) 37,000 restricted stock units, all of which were unvested as of March 31, 2017, and (iii) 18,750 shares of common stock issuable upon exercise of options that were exercisable within 60 days of March 31, 2017. Ms. Georgiadis resigned from the Board effective March 16, 2017, at which time all of her outstanding equity awards ceased vesting: all of her vested options remained exercisable for a period of three months after March 16, 2017, and all of her unvested options and restricted stock units were forfeited.

(9)
Shares beneficially owned by Mr. Klaeijsen include (i) 17,000 restricted stock units, all of which were unvested as of March 31, 2017, and (ii) 17,666 shares of common stock issuable upon exercise of options that were exercisable within 60 days of March 31, 2017. Mr. Klaeijsen was designated to serve as our director by Maxwell. Mr. Klaeijsen disclaims beneficial ownership of all shares of Amyris common stock that are or may be beneficially owned by Maxwell or any of its affiliates.

(10)
Shares beneficially owned by Ms. Piwnica include (i) 17,000 restricted stock units, all of which were unvested as of March 31, 2017, and (ii) 50,000 shares of common stock issuable upon exercise of options that were exercisable within 60 days of March 31, 2017. Ms. Piwnica is Director of NAXOS UK, a consulting firm advising private equity and was designated to serve as our director by Naxyris S.A., an investment vehicle owned by Naxos Capital Partners SCA Sicar. NAXOS UK is affiliated with Naxos Capital Partners SCA Sicar. Ms. Piwnica disclaims beneficial ownership of all shares of Amyris common stock that are or may be beneficially owned by Naxyris S.A.

(11)
Shares beneficially owned by Dr. Reinach include (i) 170,397 shares of common stock held by Sualk Capital Ltd, an entity for which Dr. Reinach serves as sole director, (ii) 17,000 restricted stock units, all of which were unvested March 31, 2017, and (iii) 50,000 shares of common stock issuable upon exercise of options that were exercisable within 60 days of March 31, 2017.

(12)
Shares beneficially owned by His Highness include (i) 7,770,315 shares of common stock beneficially owned by Biolding Investment SA, an entity indirectly owned by His Highness, (ii) 17,000 restricted stock units, all of which were unvested as of March 31, 2017, and (iii) 44,000 shares of common stock issuable upon exercise of options that were exercisable within 60 days of March 31, 2017.

(13)
Mr. Vuillez was appointed to the Board on November 3, 2016 as the designee of Total. Mr. Vuillez does not beneficially own any shares of Amyris common stock directly and disclaims beneficial ownership of all shares of Amyris common stock that are or may be beneficially owned by Total or any of its affiliates.

(14)
Shares beneficially owned by Mr. Williams include (i) 17,000 restricted stock units, all of which were unvested as of March 31, 2017, and (ii) 38,000 shares of common stock issuable upon exercise of options that were exercisable within 60 days of March 31, 2017.

(15)
Shares beneficially owned by Dr. Yang include (i) 17,000 restricted stock units, all of which were unvested as of March 31, 2017, and (ii) 150,333 shares of common stock issuable upon exercise of options that were exercisable within 60 days of March 31, 2017.

(16)
Shares beneficially owned by Mr. Asadorian include 143,750 shares of common stock issuable upon exercise of options that were exercisable within 60 days of March 31, 2017. Mr. Asadorian resigned from the company effective January 4, 2017, at which time all of Mr. Asadorian’s outstanding equity awards ceased vesting: all of his vested options remained exercisable for a period of three months after January 4, 2017, and all of his unvested options and restricted stock units were forfeited. Kathleen Valiasek assumed the role of Chief Financial Officer upon Mr. Asadorian’s resignation.

(17)
Shares beneficially owned by Dr. Cherry include (i) 353,499 restricted stock units, all of which were unvested March 31, 2017, and (ii) 617,374 shares of common stock issuable upon exercise of options that were exercisable within 60 days of March 31, 2017.

(18)
Mr. Khadder resigned from the company effective June 14, 2016, at which time all of his outstanding equity awards ceased vesting: all of his vested options remained exercisable for a period of three months after June 14, 2016, and all of his unvested options and restricted stock units were forfeited.

(19)
Shares beneficially owned by all of our named executive officers and directors as a group include the shares of common stock described in footnotes 5 through 18 above.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our executive officers and directors, and any person or entity who beneficially owns more than ten percent of a registered class of our common stock or other equity securities, to file with the SEC certain reports of ownership and changes in ownership of our securities. Executive officers, directors and stockholders who beneficially own more than ten percent of our common stock are required by the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on review of this information and written representations by our executive officers and directors that no other reports were required, we believe that, during 2016, no reporting person failed to file the forms required by Section 16(a) of the Exchange Act on a timely basis, except that each of directors John Doerr and His Highness Sheikh Abdullah bin Khalifa Al Thani filed one Form 4 late with respect to the purchase of warrants to purchase our common stock in February 2016.
Equity Compensation Plan Information
The following table shows certain information concerning our common stock reserved for issuance in connection with our 2005 Stock Option/Stock Issuance Plan, our 2010 Equity Incentive Plan and 2010 Employee Stock Purchase Plan as of December 31, 2016:
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities to be issued upon vesting of outstanding restricted stock units	Weighted-average exercise price of outstanding restricted stock units	Number of securities remaining available for future issuance under equity compensation plans(1)(2)
Equity compensation plans approved by security holders	13,427,685	$3.63	6,997,084	$0.00	10,225,133
Equity compensation plans not approved by security holders	60,000(3)	$3.93	—	$0.00	—
Total	13,487,685	$3.63	6,997,084	$0.00	10,225,133

(1)
Includes 8,285,891 shares reserved for future issuance under our 2010 Equity Incentive Plan and 1,939,242 shares reserved for future issuance under our 2010 Employee Stock Purchase Plan. No shares are reserved for future issuance under our 2005 Stock Option/Stock Issuance Plan other than shares issuable upon exercise of equity awards outstanding under such plan.

(2)
Effective January 1, 2017, the number of shares available for future issuance under our 2010 Equity Incentive Plan increased by 8,223,215 shares pursuant to the automatic increase provision contained in the 2010 Equity Incentive Plan, as discussed in more detail below.

(3)
Includes 60,000 shares reserved for issuance upon exercise of a stock option granted to an entity outside of our equity compensation plans. The stock option was granted to one of our stockholders in connection with Fernando de Castro Reinach’s Board service. The non-statutory stock option had an exercise price of  $3.93 per share, and was granted on September 15, 2008 with a term of 10 years. The option had a three-year vesting schedule, vesting and becoming exercisable in 12 equal quarterly installments, commencing from the grant date, subject to continued Board service by Dr. Reinach. Dr. Reinach has no beneficial ownership of the securities issuable upon exercise of this option. The option was fully vested as of December 31, 2016.

The 2010 Equity Incentive Plan includes all shares of our common stock reserved for issuance under our 2005 Stock Option/Stock Issuance Plan immediately prior to our initial public offering that were not subject to outstanding grants as of the completion of such offering. In addition, any shares of our common stock (i) issuable upon exercise of stock options granted under our 2005 Stock Option/Stock Issuance Plan that cease to be subject to such options and (ii) issued under our 2005 Stock Option/Stock Issuance Plan that are forfeited or repurchased by us at the original issue price, will become part of the 2010 Equity Incentive Plan reserve. For more information regarding the 2010 Equity Incentive Plan, see “Proposal 5 —

Re-approval of the Performance Factors Set Forth in our 2010 Equity Incentive Plan for Purposes of Section 162(m) of the Internal Revenue Code” in this Proxy Statement.
The number of shares available for grant and issuance under the 2010 Equity Incentive Plan is increased on January 1 of each year through 2020 by an amount equal to the lesser of  (1) five percent (5%) of our shares outstanding on the immediately preceding December 31 and (2) a number of shares as may be determined by the Board or Leadership Development and Compensation Committee of the Board in their discretion. In addition, shares will again be available for grant and issuance under our 2010 Equity Incentive Plan that are:
•
subject to issuance upon exercise of an option or stock appreciation right granted under our 2010 Equity Incentive Plan and that cease to be subject to such award for any reason other than the award’s exercise;

•
subject to an award granted under our 2010 Equity Incentive Plan and that are subsequently forfeited or repurchased by us at the original issue price;

•
surrendered pursuant to an exchange program; or

•
subject to an award granted under our 2010 Equity Incentive Plan that otherwise terminates without shares being issued.

The number of shares available for grant and issuance under the 2010 Employee Stock Purchase Plan is increased on January 1 of each year through 2020 by an amount equal to the lesser of  (1) one percent (1%) of our shares outstanding on the immediately preceding December 31 and (2) a number of shares as may be determined by the Board or Leadership Development and Compensation Committee of the Board in their discretion, provided that the aggregate number of shares issued over the term of the 2010 Employee Stock Purchase Plan shall not exceed 10,000,000 shares.

Executive Compensation
Compensation Discussion and Analysis
The following discussion describes and analyzes the compensation policies, arrangements and decisions for our named executive officers in 2016 and should be read in conjunction with the compensation tables contained elsewhere in this Proxy Statement. In 2011, our stockholders adopted a three year interval for conducting future stockholder say-on-pay votes. Accordingly, we last conducted a stockholder say-on-pay vote at our annual meeting in 2014 and at that time our stockholders approved, on an advisory basis, the compensation of our named executive officers (our stockholders will again be voting, on an advisory basis, on the compensation of our named executive officers as well as the frequency of the stockholder say-on-pay vote at our 2017 annual meeting). Our existing compensation policies, arrangements and decisions are consistent with our compensation philosophy and objectives discussed below and align the interests of our named executive officers with Amyris’ short-term and long-term goals. During 2016, our named executive officers were:
•
John Melo, President and Chief Executive Officer

•
Raffi Asadorian, Chief Financial Officer(1)

•
Joel Cherry, President, Research and Development

•
Nicholas Khadder, Senior Vice President and General Counsel(2)

(1)
Mr. Asadorian resigned from the company effective January 4, 2017, at which time Kathleen Valiasek assumed the role of Chief Financial Officer.

(2)
Mr. Khadder resigned from the company effective June 14, 2016.

Compensation Philosophy and Objectives and Elements of Compensation
The primary objectives of our executive compensation program in 2016 were to:
•
Attract, retain, and motivate highly talented employees that are key to our success;

•
Reinforce our core values and foster a sense of ownership, urgency and entrepreneurial spirit;

•
Link compensation to individual, team, and company performance (as appropriate by employee level);

•
Emphasize performance-based compensation for individuals who can most directly impact stockholder value; and

•
Provide exceptional pay for delivering exceptional results.

Our success depends, among other things, on attracting and retaining executive officers with experience and skills in a number of different areas as we continue to drive improvements in our technology platform and production process, pursue and establish key commercial relationships, develop and commercialize products, and establish a reliable supply chain and manufacturing organization.
Our business continues to be in an early stage of development with cash management being one key consideration for our strategy and operations. Accordingly, for 2016, we intended to provide a competitive compensation program that would enable us to attract and retain the top executives and employees necessary to develop our business, while being prudent in the management of our cash and equity. Based on this approach, we continued to aim to balance and reward annual and long-term performance with a total compensation package that included a mix of both cash and equity. Our compensation program was intended to align the interests of management, key employees and stockholders and to encourage the creation of stockholder value by providing long-term incentives through equity ownership. We continued to adhere to this general compensation philosophy for 2016.

Our intent and philosophy in designing compensation packages at the time of hiring of new executives is based on providing compensation that we believe is sufficient to enable us to attract the necessary talent, within prudent limitations as discussed above. Compensation of our executive officers after the initial period following their hiring is influenced by the amounts of compensation that we initially agreed to pay them, as well as by our evaluation of their subsequent performance, changes in their levels of responsibility, retention considerations, prevailing market conditions, the financial condition and prospects of our company, and our attempt to maintain some level of internal pay parity in the compensation of existing executive officers relative to the compensation paid to more recently hired executives.
We compensate our executive officers with a combination of salaries, cash bonuses and equity awards. We believe this combination of cash and equity, subject to strategic allocation among such components, is largely consistent with the forms of compensation provided by other companies with which we compete for executive talent, and, as such, matches the expectations of our executive officers and of the market for executive talent. We also believe that this combination provides appropriate incentive levels to retain our executives, reward them for performance in the short term and induce them to contribute to the creation of value in Amyris over the long term. We view the different components of our executive compensation as distinct, each serving particular functions in furthering our compensation philosophy and objectives, and, together, providing a holistic approach to achieving such philosophy and objectives.
Base Salary.   We believe we must maintain base salary levels that are sufficiently competitive to position us to attract and retain the executive officers we need and that it is important for our executive officers to perceive that over time they will continue to have the opportunity to earn a salary that they regard as competitive. The Leadership Development and Compensation Committee of the Board (the “Leadership Development and Compensation Committee” or the “Committee”) reviews and adjusts, as appropriate, the base salaries of our executives on an annual basis, and makes decisions with respect to the base salaries of new executives at the time of hire. In making such determinations, the Committee considers many factors, including our overall financial performance, the individual performance of the executive officer in question (including, for executives other than our chief executive officer, recommendations from our chief executive officer based on performance evaluations of the executive officer in question), the executive’s potential to contribute to our annual and longer-term strategic goals, the executive officer’s scope of responsibilities, qualifications and experience, competitive market practices for base salary, prevailing market conditions and internal pay parity.
Cash Bonuses.   We believe the ability to earn cash bonuses should provide incentives to our executive officers to effectively pursue goals established by the Board and should be regarded by executive officers as appropriately rewarding effective performance against these goals. For 2016, the Leadership Development and Compensation Committee adopted a cash bonus plan for our executive officers, the details of which are described below under “2016 Compensation.” The 2016 cash bonus plan included company performance goals and individual performance goals and was structured to motivate our executive officers to achieve our short-term financial and operational goals and to reward exceptional company and individual performance. In particular, our 2016 cash bonus plan was designed to provide incentives to our executive officers to achieve 2016 company financial and operational targets on a quarterly and annual basis, together with various key individual operational objectives that are considered for annual performance achievement. In general, target bonuses for executives are first set in their offer letters based on similar factors to those described above with respect to the determination of initial base salary at the time of hire (or promotion, as the case may be). For subsequent years, target bonuses for executives may be adjusted by the Leadership Development and Compensation Committee based on various factors, including any modifications to base salary, competitive market practices and other considerations described above with respect to adjustments in executive base salaries.
Equity Awards.   Our equity awards are also designed to be sufficiently competitive to allow us to attract and retain executives. In 2016, we granted both stock option and restricted stock unit awards to executive officers. Option awards for executive officers are granted with an exercise price equal to the fair market value of our common stock on the date of grant; accordingly, such option awards will have value to our named executive officers only if the market price of our common stock increases after the date of grant. Under our 2010 Equity Incentive Plan, the fair market value of our common stock is the closing price of our common stock on The NASDAQ Stock Market on the date of determination. Restricted stock unit awards represent the right to receive full-value shares of our common stock without payment of any exercise price. Shares of our common stock are not issued when a restricted stock unit award is granted; instead, once a restricted stock unit award vests, one share of our common stock is issued for each vested restricted stock unit. Generally, we grant smaller restricted stock unit awards as compared to option awards because restricted stock units have a greater fair value per unit than options. However, in 2016 we placed a greater emphasis on restricted stock unit awards to increase the perceived value of the equity awards granted to our executives. The relative weighting between the option and restricted stock unit awards granted to our executives is based on a review of market practices.
We typically grant option awards with four-year vesting schedules. Stock option grants include a one year “cliff”, where the option award vests as to 25% of the shares after one year, and monthly thereafter, subject to continued service through each vesting date. Our restricted stock unit awards have generally been issued with three-year vesting schedules, vesting as to 1/3rd of the units annually, subject to continued service through each vesting date. We believe such vesting schedules are generally consistent with the option and restricted stock unit award granting practices of our peer group companies.
We grant equity awards to our executive officers in connection with their hiring, or, as applicable, their promotion from other roles at the company. The size of initial equity awards is determined based on the executive’s position with us and takes into consideration the executive’s base salary and other compensation as well as an analysis of the grant and compensation practices of our peer group companies in connection with establishing our overall compensation policies. The initial equity awards are generally intended to provide the executive with an incentive to build value in the organization over an extended period of time, while remaining consistent with our overall compensation philosophy. Insofar as we have to date incurred operating losses and consumed substantial amounts of cash in our operations, and to compensate for cash salaries and cash bonus opportunities that were, in certain cases, lower than those offered by competing employers, we have sought to attract executives to join us by granting equity awards that would have the potential to provide significant value if we are successful.
We also occasionally grant additional equity awards in recognition of commendable performance and in connection with significant changes in responsibilities. Further, equity awards are a component of the annual compensation package of our executive officers. In 2016, the Leadership Development and Compensation Committee granted equity awards based on input from management regarding performance, retention and other considerations. In approving such awards, the Leadership Development and Compensation Committee has taken into account various factors, including the responsibilities, past performance and anticipated future contribution of the executive officer, the executive’s overall compensation package, the executive’s existing equity holdings in Amyris and practice at peer companies.
Role of Stockholder Say-on-Pay Votes.   At our 2011 and 2014 annual meetings of stockholders, our stockholders voted, on an advisory basis, on the compensation of our named executive officers (commonly referred to as a “stockholder say-on-pay vote”). A majority of the votes cast were voted in favor of the non-binding advisory resolutions approving the compensation of our named executive officers as summarized in our 2011 and 2014 proxy statements. The Leadership Development and Compensation Committee believes that this affirms our stockholders’ support of our approach to executive compensation, and, accordingly, did not materially change its approach to executive compensation in 2016 and does not intend to do so in 2017. Our stockholders will again be voting, on an advisory basis, on the compensation of our named executive officers as well as the frequency of future stockholder say-on-pay votes at our 2017 annual meeting. For more information, see “Proposal 3 — Non-Binding Advisory Vote on Compensation of Named Executive Officers” and “Proposal 4 — Non-Binding Advisory Vote on Frequency of Future Stockholder Say-on-Pay Votes” in this Proxy Statement.
Compensation Policies and Practices As They Relate to Risk Management
The Leadership Development and Compensation Committee determined, through discussions with management and Compensia at Committee meetings held in February 2016 and February 2017, that our policies and practices of compensating our employees, including executive officers, are not reasonably likely to have a material adverse effect on us. The assessments conducted by the Committee focused on the key terms of our bonus payments and equity compensation programs in 2016, and our plans for such programs in 2017. Among other things, the Committee focused on whether our compensation programs created incentives for risk-taking behavior and whether existing risk mitigation features were sufficient in light of the overall structure and composition of our compensation programs. Among other things, the Committee considered the following aspects of our overall compensation program:
•
Our base salaries are generally high enough to provide our employees with sufficient income so that they are not dependent on bonus income to meet their basic cost of living.

•
Cash bonus targets are typically 10 – 20% of an employee’s base salary (30 – 80% for executives), which provides balanced incentives for performance, but does not encourage excessive risk taking to achieve such goals.

•
For key employees, our 2016 bonus plan (and planned 2017 bonus plan) emphasizes company performance over individual objectives and total bonus funding available for payout in a given year is capped at 137.5% of target funding, with payouts ranging from 0% to 225% of an individual’s annual target bonus depending on company and individual performance.

•
Generally, we do not provide commission or similar compensation programs to our employees. However, in 2016, we implemented a sales commission plan for certain individuals involved in sales activities. The sales commission plan in 2016 for these individuals provided what we view as moderate leverage, in which 60 – 70% of the salesperson’s cash compensation was base salary and 30 – 40% was commission-based, depending on the nature of the role. Further, under the sales commission plan, commissions are not earned by the salesperson until the company has collected cash from the relevant customer.

•
For our executives, we target the 40th percentile of our Peer Group (as defined below) for cash compensation and greater than or equal to the 75th percentile of our Peer Group (subject to dilution constraints) for equity compensation, which typically vests over three to four years, providing our executives with significant incentives for our longer-term success.

Based on these considerations, the Committee determined that our compensation programs, including our executive and non-executive compensation programs, provide an appropriate balance of incentives and do not encourage our executives or other employees to take excessive risks or otherwise create risks that are likely to have a material adverse effect on us.
Role of Compensation Consultant.   In connection with an annual review of executive compensation programs for 2016, the Leadership Development and Compensation Committee retained Compensia, a national compensation consulting firm, to provide it with advice and guidance on our executive compensation policies and practices and to provide relevant information about the executive compensation practices of similarly situated companies. In 2016, Compensia assisted in the preparation of materials for executive compensation proposals in advance of Leadership Development and Compensation Committee meetings, including 2016 compensation levels for executives and the design of our cash bonus, equity, severance and change of control programs and other executive benefit programs. Compensia also reviewed and advised the Leadership Development and Compensation Committee on materials relating to executive compensation prepared by management for Committee consideration. In addition, in the fourth quarter of 2015, Compensia assisted the Leadership Development and Compensation Committee in developing a compensation Peer Group for 2016 (discussed below). The Leadership Development and Compensation Committee retained Compensia again in the third quarter of 2016 to provide assistance with respect to our 2017 compensation planning, including updates to the compensation Peer Group.
Compensia, under the direction of the Leadership Development and Compensation Committee, may continue to periodically conduct a review of the competitiveness of our executive compensation programs, including base salaries, cash bonus compensation, equity awards and other executive benefits, by analyzing the compensation practices of companies in our compensation Peer Group, as well as data from third-party compensation surveys. Generally, the Leadership Development and Compensation Committee uses the results of such analyses to assess the competitiveness of our executives’ total compensation, and to determine whether each element of such total compensation is properly aligned with reasonable and responsible practices among our peer companies.

The Leadership Development and Compensation Committee also retained Compensia for assistance in reviewing and deciding on director compensation programs when our director compensation program was originally adopted in late 2010 and again when such program was subsequently amended in December 2015 and November 2016, and to provide market data and materials to management and the Committee.
Compensation Decision Process
Under the charter of our Leadership Development and Compensation Committee, the Board has delegated to the Committee the authority and responsibility to discharge the responsibilities of the Board relating to compensation of our executive officers. This includes, among other things, review and approval of the compensation of our executive officers and of the terms of any compensation agreements with our executive officers. For more information regarding the functions and composition of the Leadership Development and Compensation Committee, please refer to “Proposal 1 — Election of Directors  —  Committees of the Board” above.
In general, our Leadership Development and Compensation Committee is responsible for the design, implementation and oversight of our executive compensation program. In accordance with its charter, the Committee determines the annual compensation of our Chief Executive Officer and other executive officers and reports its compensation decisions to the Board. The Committee also administers our equity compensation plans, including our 2010 Equity Incentive Plan and 2010 Employee Stock Purchase Plan. Generally, our Human Resources, Finance and Legal departments work with our Chief Executive Officer to design and develop new compensation programs applicable to our executive officers and directors, to recommend changes to existing compensation programs, to recommend financial and other performance targets to be achieved under those programs, to prepare analyses of financial data, to prepare peer compensation comparisons and other committee briefing materials, and to implement the decisions of the Leadership Development and Compensation Committee. Members of these departments and our Chief Executive Officer also meet separately with Compensia to convey information on proposals that management may make to the Leadership Development and Compensation Committee, as well as to allow Compensia to collect information about Amyris to develop its recommendations. In addition, our Chief Executive Officer conducts reviews of the performance and compensation of the other executive officers, and based on these reviews and input from Compensia and our Human Resources department, makes recommendations regarding executive compensation (other than his own) directly to the Leadership Development and Compensation Committee. For the Chief Executive Officer’s compensation, the Chief Human Resources Officer works directly with the Leadership Development and Compensation Committee chair, as well as Compensia and the Human Resources, Finance and Legal Departments of Amyris to design, develop, recommend to the Committee and implement the above compensation analysis and programs, as well as review the performance of the Chief Executive Officer. None of our executive officers participated in the determinations or deliberations of the Leadership Development and Compensation Committee regarding the amount of any component of his or her own 2016 compensation.
Use of Competitive Data.   To monitor the competitiveness of our executive officers’ compensation, the Leadership Development and Compensation Committee adopted a compensation peer group (or the Peer Group) used in connection with 2016 compensation that reflected the pay of executives in comparable positions at similarly-situated companies. The data gathered from the Peer Group was used as a reference in setting executive pay levels (including cash and equity compensation), Board compensation, pay and incentive plan practices, severance and change-in-control practices, equity utilization, and pay/performance alignment. The Peer Group was composed of a cross-section of publicly-traded, U.S.-based companies of similar size to Amyris (on the basis of revenue, market capitalization, number of employees and R&D spend) from related industries (biotechnology, chemicals, oil, gas and consumable fuels, food products, personal products and household products). Based on these criteria, the following companies were included in the Peer Group adopted by the Leadership Development and Compensation Committee in November 2015 for use in assessing the market position of our executive compensation for 2016:

2016 Peer Group
•
Balchem (Specialty Chemicals)

•
BioAmber (Commodity Chemicals)

•
Chemtura (Specialty Chemicals)

•
Codexis (Specialty Chemicals)

•
Innospec (Specialty Chemicals)

•
Intrexon (Biotechnology)

•
Kraton Performance Polymers (Specialty Chemicals)

•
Landec (Packaged Foods & Meats)

•
Metabolix (Specialty Chemicals)

•
Renewable Energy Group (Oil & Gas Refining & Marketing)

•
Rentech (Forest Products)

•
Senomyx (Specialty Chemicals)

•
Solazyme (Specialty Chemicals)

In November 2016, the Leadership Development and Compensation Committee undertook a review of the Peer Group for 2017. Similar to our approach for the 2016 Peer Group, we identified potential peers by screening publicly-traded, U.S.-based companies of similar size to us (on the basis of revenue, market capitalization, number of employees and R&D spend) from related industries (biotechnology, chemicals, oil, gas and consumable fuels, food products, personal products and household products). Based on such analysis, we did not make any changes to the Peer Group for 2017.
In addition to reviewing the compensation practices of the Peer Group, the Leadership Development and Compensation Committee looks to the collective experience and judgment of its members and advisors, as well as relevant industry survey data, in determining total compensation and the various compensation components provided to our executive officers. While the Leadership Development and Compensation Committee does not believe that the Peer Group data is appropriate as a stand-alone tool for setting executive compensation due to the unique nature of our business, it believes that this information is a valuable reference source during its decision-making process.
Target Compensation Levels.   For 2016, consistent with 2015, the Leadership Development and Compensation Committee generally targeted the 40th percentile of our competitive market for total cash compensation (base salary and target cash bonus), as determined based on the Peer Group, supplemented by data from relevant industry surveys. The Committee chose the 40th percentile for total cash compensation in part because we are still in the early stages of product development and therefore need to conserve our cash while we ramp up our operations. Equity has been a critical and prominent component in our overall compensation package and we believe that it will remain an important tool for attracting, retaining and motivating our key talent by providing an opportunity for wealth creation as a result of our long-term success, particularly while we are growing our business and providing total cash compensation that is below the median of our competitive market. As a result, the Leadership Development and Compensation Committee has generally targeted equity compensation levels at or above the 75th percentile of our competitive market for equity compensation based on the Peer Group, supplemented by data from relevant industry surveys, and taking into consideration the Leadership Development and Compensation Committee approved targeted annual burn rate.
The Leadership Development and Compensation Committee approved annual equity awards to our named executive officers in May 2016 based primarily on our compensation strategy to provide annual equity compensation at or above the 75th percentile of the Peer Group (subject to dilution constraints). Additionally, in determining these annual equity grants, the Leadership Development and Compensation Committee considered the retention value of existing awards held by our named executive officers (taking into account option exercise prices and the prevailing market value of our common stock), the executives’ overall compensation packages, practice at peer companies and the responsibilities, performance, anticipated future contributions and retention risk of our named executive officers.
For 2017, we expect to continue to target the same percentiles as we have in prior years using our Peer Group and relevant industry survey data, which approach the Leadership Development and Compensation Committee approved in August 2016.
2016 Compensation
Background.   In setting the compensation program and decisions for our executive officers for 2016, the Leadership Development and Compensation Committee sought to balance achievement of critical operational goals with retention of key personnel, including our executive officers. Accordingly, the Committee focused in particular on providing a strong equity compensation program in order to provide strong retention incentives through challenging periods. It also focused on cash management in setting our total cash compensation target percentiles (and associated salary and bonus target levels) for executive officers. Another key theme for 2016 was establishing strong incentives to drive company performance, including continued emphasis on company performance goals over individual goals in the 2016 executive cash bonus plan and on equity compensation for longer-term upside potential and sharing in company growth.
Base Salaries.   In May 2016, the Leadership Development and Compensation Committee reviewed executive base salaries, bonus targets and total cash compensation against the Peer Group and determined that no base salary adjustments were needed to ensure competitive base salaries for our executive officers.
Cash Bonuses.   The Leadership Development and Compensation Committee adopted a 2016 bonus plan for our executive officers in February 2016. Under the plan, executive officers were eligible for bonuses based on the achievement of company metrics for each quarter in 2016, as well as a portion allocated to annual company and individual performance. The 2016 bonus plan was intended to provide a balanced focus on both our long-term strategic goals and shorter-term quarterly operational goals. The 2016 bonus plan provided for funding and payout of cash bonus awards based on the company’s quarterly and annual performance during 2016 under certain metrics set by the Leadership Development and Compensation Committee for each quarter and for the year. Payouts, if any, under the 2016 bonus plan occurred following a review of our results and performance each quarter and, for the annual component, a review occurred in February 2017 with respect to the annual performance of the company as well as each individual’s performance. The 2016 bonus plan provided for a 50% weighting for quarterly achievement (with each quarter worth 12.5% of the total bonus fund for the year) and 50% for full 2016 achievement.
The total funding possible under the 2016 bonus plan was based on a cash value (or the “target bonus fund”) determined by the executive officers’ target bonus levels. Target bonus levels for the executive officers varied by officer, but were generally set between 30% and 35% of their annual base salary, other than for Mr. Melo, whose target bonus level was set at approximately 80% of his annual base salary. The quarterly and annual funding of the 2016 bonus plan was based on achievement of the following company performance metrics for each quarter during 2016 (as determined by the Leadership Development and Compensation Committee and, in the case of quarterly funding, as applicable for the quarter based on our operating plan): total revenues (weighted 40%), cash operating expenditures (weighted 30%) and production costs (weighted 30%). For each quarterly period and for the annual period under the bonus plan, “threshold,” “target” and “superior” performance levels were set for each performance metric, which performance levels were intended to capture the relative difficulty of achievement of that metric.
If the company did not achieve at least a 70% weighted average achievement level of the performance metrics described above that achieved at least the “threshold” performance level for a given bonus plan period (the “funding threshold”), no funding would occur for such period. If the company achieved at least the funding threshold level, 70% funding would occur. For a weighted average achievement between the funding threshold level and “target” level, a pro rata increase in funding would occur up to 100% of the target bonus fund allocated to such period. For weighted average achievement above the target level, an increase in funding of 2.5% for every 1% above target performance would occur up to, for the quarterly funding, 125% of the target bonus fund for such quarter, and for the annual funding, 150% of the annual target bonus fund.

Any payouts for the quarterly bonus periods would be the same as the funded level (provided the recipient met eligibility requirements through the payout date), and would be subject to a cap of 100% of the allocated quarterly target bonus fund. Any funding in excess of 100% of the allocated quarterly target bonus fund would not be paid out, and instead would be allocable to the annual bonus fund. Excess quarterly funding not paid, but added to the annual bonus fund, is in addition to the annual bonus fund maximum of 150% of the annual target bonus fund. Payouts for the annual bonus period would be made from the aggregate funded amount in the discretion of the Committee based on company and individual performance, and could range from 0% to 200% of an individual’s funded amount for the annual bonus period (including any excess quarterly funding). The Committee chose to emphasize company performance goals for the quarterly and annual bonus plan periods given the critical importance of our short term strategic goals, but to retain reasonable incentives and rewards for exceptional individual performance, recognizing the value of such incentives and rewards to our operational performance and to individual retention. For 2016, the Leadership Development and Compensation Committee set the following target bonus levels for our named executive officers:
Name	Target Bonus ($)
John Melo	450,000
Raffi Asadorian(1)	150,000
Joel Cherry	126,000
Nicholas Khadder(2)	100,000

(1)
Mr. Asadorian resigned from the company effective January 4, 2017, at which time Kathleen Valiasek assumed the role of Chief Financial Officer.

(2)
Mr. Khadder resigned from the company effective June 14, 2016.

The full year target bonus for each of our named executive officers was reviewed by the Leadership Development and Compensation Committee in early 2016 based upon a review of target total cash compensation for similar roles among executives at companies in the Peer Group. As a result of this analysis, the 2016 bonus targets for each of our named executive officers were identical to the 2015 bonus targets for such executive officers.
Based on the foregoing bonus plan structure, the Leadership Development and Compensation Committee was responsible for determining the percentage achievement levels for Amyris for each of the quarters in 2016 and the levels of achievement for Amyris and each individual executive officer with respect to the annual portion following the end of 2016. Individual bonuses were awarded for each quarter based on the Leadership Development and Compensation Committee’s assessment of company results, and with respect to the annual portion, the Leadership Development and Compensation Committee’s assessment of company results as well as each executive officer’s contributions to these results, his or her progress toward achieving his or her individual goals, and his or her demonstrating our core values.
If the minimum threshold level for company performance had not been achieved in any quarter or for the full year, no bonus funding would have occurred for such period, regardless of individual performance. For example, the minimum company performance level for the first quarter of 2016 was not achieved and therefore no bonuses were paid under the 2016 bonus plan for the first quarter of 2016. For individual performance, achievement below the threshold level would have resulted in bonus funding and eligibility being determined in the discretion of the Leadership Development and Compensation Committee. Also, actual payment of any bonuses in 2016 remained subject to the final discretion of the Committee.
Company Performance Goals.   Each quarter, company performance was measured and weighted against targets related to total revenues, cash operating expenditures and production costs. The quarterly and annual weighting and achievement for each metric are described below.
These targets were initially discussed with the Board and the Leadership Development and Compensation Committee through the second half of 2015 and adopted in final form in March 2016 and subsequently discussed and evaluated each quarter in 2016 and February 2017 based on quarterly and annual performance (in February 2017, the Leadership Development and Compensation Committee discussed and evaluated the fourth quarter as well as the full year 2016 results) and continued development of our business and operating plans for 2016 and beyond. The specific goals comprising the targets were both qualitative and quantitative, and achievement levels were to be determined in the discretion of the Leadership Development and Compensation Committee following each period under the bonus plan.
Degree of Difficulty in Achieving Performance Goals.   The Leadership Development and Compensation Committee considered the likelihood of achievement when recommending and approving, respectively, the company and individual performance goals and bonus plan structures for each of the bonus plan periods in 2016, but it did not undertake a detailed statistical analysis of the difficulty of achievement of each measure. For 2016, the Committee considered the 70% achievement level to be achievable with significant effort, 100% to be challenging, requiring circumstances to align as predicted and exceptional levels of effort on the part of the executive team, and any amounts in excess of 100% to be unlikely, requiring significant unexpected sources of revenue or financing, breakthroughs in technology, manufacturing operations and process development, and business development efforts, as well as favorable external conditions.
2016 Quarterly and Annual Bonus Plan Funding and Award Decisions.   In each of May 2016, August 2016, November 2016 and February 2017, the Leadership Development and Compensation Committee determined that the company’s quarterly and annual performance goals were achieved as follows:
Company Performance Goal	Weight	Weighted Achievement Level	Funding Level
Q1
Product Revenue and Collaboration Inflows	55%	0%
Cash Opex	45%	42.1%
Brotas Cash Production Costs	0%	N/A
Total Q1	100.0%	42.1%	0%(1)
Q2
Product Revenue and Collaboration Inflows	40%	44.8%
Cash Opex	30%	27.2%
Brotas Cash Production Costs	30%	0%
Total Q2	100.0%	72.0%	72.0%
Q3
Product Revenue and Collaboration Inflows	40%	25.0%
Cash Opex	30%	27.1%
Brotas Cash Production Costs	30%	28.0%
Total Q3	100.0%	80.1%	80.1%
Q4
Product Revenue and Collaboration Inflows	40%	35.3%
Cash Opex	30%	29.4%
Brotas Cash Production Costs	30%	25.7%
Total Q4	100.0%	90.4%	90.4%
ANNUAL
Product Revenue and Collaboration Inflows	40%	32.2%
Cash Opex	30%	27.9%
Brotas Cash Production Costs	30%	27.3%
Total Annual	100.0%	87.4%	87.4%

(1)
Because the 70% threshold was not met, no bonus was payable for Q1 2016.

Individual Performance Goals.
For the annual portion of the bonus plan tied to individual performance, the Committee considered several factors, including the following:
•
For Mr. Melo, the achievement of growing product and collaboration revenues, meeting technical targets, developing efficient and stable manufacturing operations, managing operating expenses, improving employee engagement, maintaining a safe work environment, executive leadership and living the company’s values.

•
For Mr. Asadorian, the achievement of ensuring sufficient liquidity and adequate capital to run the business and manage growth, ensuring proper management of the finance department to support the business, and improving finance and IT application processes for efficiencies and cost savings, executive leadership and living the company’s values.

•
For Dr. Cherry, the achievement of increasing collaboration revenue through the expansion of existing partnerships and developing new partnerships, improving employee engagement, maintaining a safe work environment, managing operating expenses, meeting technical targets, executive leadership and living the company’s values.

•
For Mr. Khadder, the achievement of supporting joint ventures, collaborations, fundraising and other corporate transactions, managing operating expenses, maintaining effective compliance functions, managing the company’s intellectual property portfolio, executive leadership and living the company’s values.

Based on the foregoing, and taking into account the factors above, the Committee approved the following 2016 cash bonus awards:
Name	2016 Cumulative Quarterly Bonus Payouts ($)	2016 Annual Portion Bonus Payout ($)	2016 Aggregate Annual and Quarterly Bonus Payouts ($)	Annual Bonus Target ($)	2016 Actual Bonus Earned as a % of Target Bonus
John Melo	136,406	196,650	333,056	450,000	74.0
Raffi Asadorian(1)	28,519	—	28,519	150,000	19.0
Joel Cherry	38,194	55,062	93,256	126,000	74.0
Nicholas Khadder(2)	—	—	—	100,000	—

(1)
Mr. Asadorian resigned from the company effective January 4, 2017, at which time Kathleen Valiasek assumed the role of Chief Financial Officer. Mr. Asadorian was not eligible for the 2016 fourth quarter or annual bonuses because he ceased being an employee of Amyris prior to the evaluation and payout of such bonuses.

(2)
Mr. Khadder resigned from the company effective June 14, 2016. Mr. Khadder was not eligible for the 2016 second, third or fourth quarter or annual bonuses because he ceased being an employee of Amyris prior to the evaluation and payout of such bonuses.

The Committee considered a variety of factors in determining, in its discretion, to award the bonus payouts described above. In addition to the levels of achievement in the 2016 bonus plan company performance (for the quarterly and annual portions) and individual performance (for the annual portion) categories, the Committee considered our cash needs as well as the level of performance of each named executive officer in achieving company results and their respective assigned individual goals. We believe that, notwithstanding our continuing need to preserve cash, the payment of these awards was appropriate because the bonus plan appropriately held named executive officers accountable for achievement of company and individual goals, and the payouts were reasonable and appropriate in light of the company’s progress.
Equity Awards.   In May 2016, the Leadership Development and Compensation Committee approved annual equity awards for our named executive officers. These included the option and restricted stock unit awards set forth in the “Grants of Plan-Based Awards in 2016” table below. The Leadership Development and Compensation Committee determined the allocation of equity awards between options and restricted stock units after consultation with Compensia, in evaluating the practices of peer companies (including the Peer Group) and in consultation with management, taking into consideration, among other things, the appropriate balance between rewarding previous performance, retention, upside value potential tied to the company’s and the executive officer’s future performance, and the mix of the executive officer’s current holdings.
The size of the awards varied among our named executive officers based on the value of unvested equity awards already held by the named executive officer, the relative contributions of the named executive officer during 2015, and anticipated levels of responsibility for key corporate objectives in 2016. For the 2016 stock option awards granted to our named executive officers, 25% of the shares subject to each award will vest one year from the vesting commencement date (May 1, 2016) and 1/48th of the shares subject to the award will vest monthly thereafter, subject to continued service through each vesting date. The 2016 restricted stock unit awards will vest annually over three years from the vesting commencement date (May 1, 2016), subject to continued service through each vesting date.
Please see the “Grants of Plan-Based Awards in 2016” table below for more information regarding the award types and sizes, grant dates, exercise prices and vesting schedules of the awards described in the preceding paragraph.
Severance Plan.   In November 2013, the Leadership Development and Compensation Committee adopted the Amyris, Inc. Executive Severance Plan (or the “Plan”). The Plan has an initial term of 36 months and thereafter will be automatically extended for successive additional one-year periods unless the company provides six months’ notice of non-renewal prior to the end of the applicable term. In May 2016, the Leadership Development and Compensation Committee reviewed the terms of the Plan and elected to allow it to automatically renew upon the expiration of its initial term in November 2016. The Leadership Development and Compensation Committee adopted the Plan to provide a consistent and updated severance framework for Amyris executives that aligns with peer practices. All continuing named executive officers, and all senior level employees of Amyris that are eligible to participate in the Plan (or, collectively, the “participants”), have entered into participation agreements to participate in the Plan. The benefits under the Plan supersede and replace any rights the participants have in connection with any change of control or severance benefits contained in such participants’ employment offer letters, equity award agreements or any other agreement that specifically relates to accelerated vesting of equity awards. The terms of the Plan, including the potential amounts payable under the Plan and related defined terms, are described in detail below under “Potential Payments upon Termination and upon Termination Following a Change in Control.” Mr. Asadorian received certain benefits under the Plan in connection with his separation from the company in January 2017, as described below. Mr. Khadder was not eligible for and did not receive any benefits under the Plan in connection with his separation from the company in June 2016.
We believe that the Plan appropriately balances our need to offer a competitive level of severance protection to our executive officers and to induce our executive officers to remain in our employ through the potentially disruptive conditions that may exist around the time of a change in control, while not unduly rewarding executive officers for a termination of their employment.
Other Executive Benefits and Perquisites.   We provide the following benefits to our executive officers on the same basis as other eligible employees:
•
health insurance;

•
vacation, personal holidays and sick days;

•
life insurance and supplemental life insurance;

•
short-term and long-term disability; and

•
a Section 401(k) plan with an employer matching contribution.

We believe that these benefits are generally consistent with those offered by other companies with which we compete for executive talent.

Some of the executive officers whom we have hired, including Mr. Asadorian, held positions in locations outside of Northern California at the time they agreed to join us at our headquarters in Emeryville, California. We have agreed in these instances to pay certain relocation and travel expenses to these executives, including temporary housing. The amounts of relocation and travel expenses paid to our named executive officers are included in the “All Other Compensation” column of the “Summary Compensation” table below and the associated footnotes. Given the high cost of living in the San Francisco Bay Area relative to most other metropolitan areas in the United States, we believe that for us not to be limited to hiring executives located near our headquarters in Emeryville, California, we must be willing to offer to pay an agreed upon amount of relocation costs.
Other Compensation Practices and Policies.   The following additional compensation practices and policies apply to our named executive officers:
Timing of Equity Awards.   The timing of equity awards has been determined by the Board or the Leadership Development and Compensation Committee based on the Board’s or the Committee’s view at the time regarding the adequacy of executive equity interests in Amyris for purposes of retention and motivation.
In March 2016, the Board ratified our existing policy regarding equity award grant dates, fixing grant dates in an effort to ensure the integrity of the equity award granting process. This policy took effect beginning with equity awards granted after the original adoption of the policy in March 2011. Under the policy, equity awards are generally granted on the following schedule:
•
For equity awards to ongoing employees, the grant date is set as the first business day of the week following the week in which the award is approved; and

•
For equity awards to new hires, the grant date is set as the first business day of the week following the later of the week in which the award is approved or the week in which the new hire commences his or her employment.

Tax Considerations.   Section 162(m) of the Code disallows a tax deduction by any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for its chief executive officer and its three other most highly-compensated executive officers (other than its chief financial officer), unless such compensation is “performance-based” or satisfies the conditions of another exemption. To date, the Committee has not taken the deductibility limit imposed by Section 162(m) into consideration in setting compensation. However, our 2010 Equity Incentive Plan includes various provisions designed to allow us to qualify stock options and other equity awards as “performance-based compensation” under Section 162(m), including a limitation on the maximum number of shares subject to awards that may be granted to an individual under the 2010 Equity Incentive Plan in any one year. Among other requirements, for certain awards granted under the 2010 Equity Incentive Plan to qualify as fully deductible performance-based compensation under Section 162(m), our stockholders were required to re-approve the 2010 Equity Incentive Plan on or before the first annual meeting of stockholders at which directors were to be elected that occurred after the close of the third calendar year following the calendar year of our initial public offering. We sought and received such approval at our 2012 annual meeting of stockholders. Section 162(m) also requires re-approval of the 2010 Equity Incentive Plan by stockholders after five years if the compensation committee has retained discretion to select the criteria used to set performance goals under the 2010 Equity Incentive Plan from year to year. The 2010 Equity Incentive Plan permits the Leadership Development and Compensation Committee to choose from among several objective performance measures as the basis for the granting and/or vesting of  “performance-based” equity compensation under the 2010 Equity Incentive Plan. Accordingly, we are seeking re-approval of the 2010 Equity Incentive Plan by our stockholders at our 2017 annual meeting of stockholders so that certain grants made under the 2010 Equity Incentive Plan may qualify as “performance-based compensation” under Section 162(m) of the Code and therefore continue to be exempt from the cap on our tax deduction imposed by Section 162(m) of the Code. For more information on the re-approval of the 2010 Equity Incentive Plan for Section 162(m) purposes, see “Proposal 5 — Re-approval of the Performance Factors Set Forth in our 2010 Equity Incentive Plan for Purposes of Section 162(m) of the Internal Revenue Code” above.
Our Leadership Development and Compensation Committee may adopt a policy at some point in the future providing that, where reasonably practicable, we will seek to qualify the compensation paid to our executive officers for an exemption from the deductibility limitations of Section 162(m). Until such policy is implemented, our Leadership Development and Compensation Committee may, in its discretion, authorize compensation payments that do not consider the deductibility limit imposed by Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.
Compensation Recovery Policy.   We do not have a formal policy regarding adjustment or recovery of awards or payments if the relevant performance measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of the award or payment. Under those circumstances, the Board or the Leadership Development and Compensation Committee would evaluate whether adjustments or recoveries of awards were appropriate based upon the facts and circumstances surrounding the restatement or other adjustment. We anticipate that the Board or the Leadership Development and Compensation Committee will adopt a policy regarding restatements in the future based on anticipated SEC and NASDAQ regulations requiring listed companies to have a policy that requires repayment of incentive compensation that was paid to current or former executive officers in the three fiscal years preceding any restatement due to material noncompliance with financial reporting requirements.
Stock Ownership Policy.   We have not established stock ownership or similar guidelines with regard to our executive officers. All of our executive officers currently have a direct or indirect, through their stock option holdings, equity interest in our company and we believe that they regard the potential returns from these interests as a significant element of their potential compensation for services to us.
Insider Trading Policy and Hedging Prohibition.   We have a policy entitled “Procedures and Guidelines Governing Securities Trades by Company Personnel” (referred to as our “Insider Trading Policy”) that, among other things, prohibits our employees, officers and directors from trading in our securities while in possession of material, non-public information. In addition, under our Insider Trading Policy, our employees, officers and directors may not acquire, sell or trade in any interest or position relating to the future price of our securities (such as a put option, a call option or a short sale).
Leadership Development and Compensation Committee Report*
The Leadership Development and Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” contained in this Proxy Statement. Based on this review and discussion, the Leadership Development and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Amyris, Inc. Leadership Development and Compensation Committee of the Board
Carole Piwnica (Chair)
John Doerr

*
The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Amyris under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Summary Compensation Table
The following table sets forth information regarding compensation earned by our named executive officers in 2016 and, where the individual was a named executive officer for the relevant prior year, 2015 and 2014.
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
John Melo President and Chief Executive Officer	2016	550,000	250,750	162,350	333,056	468(3)	1,296,624
	2015	550,000	1,322,000	1,036,275	272,234	758(4)	3,181,267
	2014	550,000	1,053,000	701,160	359,888	405(5)	2,664,453
Raffi Asadorian Chief Financial Officer	2016	450,000	59,000	76,400	28,519	468(3)	614,387
	2015	445,096(6)	350,000	340,890	68,362	53,842(7)	1,258,190
Joel Cherry President, Research and Development	2016	358,750	118,000	76,400	93,256	2,460(8)(9)	648,866
	2015	358,750	336,628	261,173	78,024	2,460(8)(9)	1,037,035
	2014	358,750	322,920	215,022	104,518	2,460(8)(9)	1,003,670
Nicholas Khadder Senior Vice President and General Counsel	2016	164,750(10)	88,500	57,300	—	—	310,550
	2015	300,000	284,020	215,672	60,496	758(4)	860,496
	2014	300,000	161,460	156,592	85,375	405(5)	703,832

(1)
The amounts in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of such awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions made in the valuation of the awards are discussed in Note 11, “Stock-based Compensation Plans” of  “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. See the “Grants of Plan-Based Awards in 2016” table for additional information regarding stock and option awards granted to our named executive officers in 2016. These amounts do not correspond to the actual value that may be recognized by the named executive officers.

(2)
As required under applicable rules of the Securities and Exchange Commission, payments under our 2016 cash bonus plan are included in the column entitled “Non-Equity Incentive Plan Compensation”, as they were based upon the satisfaction of pre-established performance targets, the outcome of which was substantially uncertain.

(3)
Includes $468 for taxes associated with long term disability insurance premiums.

(4)
Includes $758 for taxes associated with long term disability insurance premiums.

(5)
Includes $405 for taxes associated with long term disability insurance premiums.

(6)
Mr. Asadorian joined Amyris on January 6, 2015. The amount shown in the salary column for 2015 represents a partial year’s salary based on his January 6, 2015 start date.

(7)
Includes $53,842 for relocation stipend.

(8)
Includes $1,020 reimbursement for commuting expenses.

(9)
Includes $1,440 as a stipend for waiving medical benefits.

(10)
Mr. Khadder resigned from Amyris effective June 14, 2016. The amount shown in the salary column for 2016 represents a partial year’s salary (including accrued paid time off) based on his June 14, 2016 departure date.

Grants of Plan-Based Awards in 2016
The following table sets forth information regarding grants of compensation in the form of plan-based awards made during 2016 to our named executive officers.
Name	Grant Date(1)	Approval Date of Grant(1)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Option Awards ($)(6)
			Threshold ($)(2)	Target ($)(2)	Maximum ($)(2)
John Melo	—	—	196,875	281,250	759,375	—	—	—	—
John Melo	05/16/2016	05/10/2016	—	—	—	425,000	—	—	250,750
John Melo	05/16/2016	05/10/2016	—	—	—	—	425,000	0.59	162,350
Raffi Asadorian	—	—	—	—	—	—	—	—	—
Raffi Asadorian	05/16/2016	05/10/2016	—	—	—	100,000(7)	—	—	59,000
Raffi Asadorian	05/16/2016	05/10/2016	—	—	—	—	200,000(7)	0.59	76,400
Joel Cherry	—	—	55,125	78,750	212,625	—	—	—	—
Joel Cherry	05/16/2016	05/10/2016	—	—	—	200,000	—	—	118,000
Joel Cherry	05/16/2016	05/10/2016	—	—	—		200,000	0.59	76,400
Nicholas Khadder	—	—	—	—	—	—	—	—	—
Nicholas Khadder	05/16/2016	05/10/2016	—	—	—	150,000(8)	—	—	88,500
Nicholas Khadder	05/16/2016	05/10/2016	—	—	—	—	150,000(8)	0.59	57,300

(1)
Our Board has adopted a policy regarding the grant date of equity awards under which the grant date of all equity awards generally would be the first business day of the week following the week in which the award was approved by the Leadership Development and Compensation Committee.

(2)
In February 2016, the Leadership Development and Compensation Committee approved a non-equity incentive plan under which the eligibility amounts reported under “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” were based. The terms of the plan and actual amounts paid out under the 2016 bonus plan are discussed above in this Proxy Statement under “Executive Compensation — 2016 Compensation — Cash Bonuses” and the amounts paid out are included in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation” table above. The estimated possible payouts as of December 31, 2016 shown in this table reflect the potential incentive awards that could have been paid for the fourth quarter and annual period of 2016 at the threshold, target and maximum levels for each individual. Mr. Asadorian and Mr. Khadder were not eligible for the annual bonus or the quarterly bonus for the fourth quarter because each ceased being an employee of Amyris prior to the evaluation and payout of such bonuses.

(3)
Amounts in this column represent restricted stock units granted under our 2010 Equity Incentive Plan. All restricted stock unit awards granted in 2016 had a three-year vesting schedule from a vesting commencement date of May 1, 2016, with one third of the units vesting annually, subject to continued service through each vesting date. Such restricted stock unit awards are subject to acceleration of vesting upon termination of employment following a change of control, as further described below under “Potential Payments upon Termination and upon Termination Following a Change in Control.”

(4)
Amounts in this column represent stock option awards granted under our 2010 Equity Incentive Plan. All of the option awards granted in 2016 had a four-year vesting schedule with 25% of the original number of shares subject to the options vesting on the first anniversary of the vesting commencement date, which is a date fixed by the Board or the Leadership Development and Compensation Committee when granting equity awards (and which for the 2016 option awards was May 1, 2016), and 1/48th of the original number of shares subject to the options vesting each month thereafter until the fourth anniversary of the vesting commencement date, subject to continued service through each vesting date. Such option awards are subject to acceleration of vesting upon termination of employment following a change of control, as further described below under “Potential Payments upon Termination and upon Termination Following a Change in Control.”

(5)
The option exercise price per share is the closing price of our common stock on NASDAQ on the date of grant, which represents the fair value of our common stock on the same date. Restricted stock unit awards do not have any exercise price.

(6)
Reflects the grant date fair value of each award computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions made in the valuation of the awards are discussed in Note 11, “Stock-Based Compensation Plans” of  “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

(7)
Mr. Asadorian resigned from Amyris effective January 4, 2017, at which time all of Mr. Asadorian’s 2016 plan-based awards were forfeited. Kathleen Valiasek assumed the role of Chief Financial Officer upon Mr. Asadorian’s resignation.

(8)
Mr. Khadder resigned from Amyris effective June 14, 2016, at which time all of Mr. Khadder’s 2016 plan-based awards were forfeited.

Narrative Disclosure to Summary Compensation and Grants of Plan-Based Awards Tables
The material terms of our named executive officers’ annual compensation, including base salaries, discretionary cash bonuses, our equity award granting practices and severance benefits and explanations of compensation decisions for cash and equity compensation during 2016 are described above under “Compensation Discussion and Analysis.” As noted below under “Agreements with Executive Officers”, except for certain terms contained in their employment offer letters, equity award agreements and participation agreements entered into in connection with our Executive Severance Plan, none of our named executive officers has entered into a written employment agreement with us.
2017 Bonus Plan
In February 2017, the Leadership Development and Compensation Committee approved a 2017 cash bonus plan (or the 2017 Bonus Plan) that included the cash bonus plan for our executive officers. The 2017 Bonus Plan is largely consistent with the 2016 bonus plan and provides the following structure for Amyris’ continuing named executive officers set forth in this Proxy Statement:
•
General Structure.   The 2017 Bonus Plan provides for funding and payout of cash bonus awards based on quarterly and annual performance during 2017. The total potential funding of the 2017 Bonus Plan for each of these bonus periods is based on our performance under certain metrics set by the Leadership Development and Compensation Committee for each quarter and for the year. Payouts under the Bonus Plan would occur following a review of our results and performance each quarter and for the year and the executive officers’ individual performance results at the end of the year.

•
Funding Target Levels and Performance Metrics.   The total funding possible under the bonus plan is based on a cash value (or the “target bonus fund”) determined by the executive officers’ target bonus levels. Target bonuses for our executive officers vary by officer, but are generally set between 30% and 35% of annual base salary, other than for our Chief Executive Officer, whose target bonus is set at approximately 80% of his annual base salary. The aggregate amount of these target bonuses are the basis for the total funding of the 2017 Bonus Plan. The quarterly and annual funding of the 2017 Bonus Plan is based on achievement of the following company performance metrics for each quarter during 2017 (as determined by the Leadership Development and Compensation Committee and, in the case of quarterly funding, as applicable for the quarter based on Amyris’ operating plan): GAAP revenues (weighted 40%), technical milestone dollars received (weighted 30%), production costs (weighted 15%) and cash operating expenditures (weighted 15%). For each quarterly period and for the annual period of the 2017 Bonus Plan, “threshold,” “target” and “superior” performance levels are set for each performance metric, which performance levels are intended to capture the relative difficulty of achievement of that metric.

•
Funding Calculation.   For each of the four quarterly periods of the 2017 Bonus Plan, the 2017 Bonus Plan allocates 12.5% of the total target bonus fund. For the annual period of the 2017

Bonus Plan, the 2017 Bonus Plan allocates 50% of the total target bonus fund. Funding is based on the weighted average achievement of the performance metrics that achieve at least the “threshold” performance level for a given 2017 Bonus Plan period. If we do not achieve at least a 70% weighted average achievement level of the performance metrics described above for a given 2017 Bonus Plan period (or the “funding threshold”), no funding would occur under the 2017 Bonus Plan for such period. If we achieve at least the funding threshold level, 70% funding would occur. For a weighted average achievement between the funding threshold level and “target” level, a pro rata increase in funding would occur up to 100% of the target bonus fund allocated to such period. For weighted average achievement above the target level, an increase in funding of 2.5% for every 1% above target performance would occur up to, for the quarterly funding, 125% of the target bonus fund for such quarter, and for the annual funding, 150% of the annual target bonus fund.
•
Payouts.   Any payouts for the quarterly bonus periods would be the same as the funded level (provided the recipient meets eligibility requirements through the payout date), and would be subject to a cap of 100% of the allocated quarterly target bonus fund. Any funding in excess of 100% of the allocated quarterly target bonus fund would not be paid out, and instead would be allocable to the annual bonus fund. Excess quarterly funding not paid, but added to the annual bonus fund, is in addition to the annual bonus fund maximum of 150% of the annual target bonus fund. Payouts for the annual bonus period would be made from the aggregate funded amount in the discretion of the Leadership Development and Compensation Committee based on company and individual performance, and could range from 0% to 200% of an individual’s funded amount for the annual bonus period (including any excess quarterly funding).

As an illustrative example, below please find a table setting forth the 2017 Bonus Plan funding and payouts for executive officers at the threshold, target and superior performance levels for both the quarterly and annual bonus periods, as well as the total possible payouts for the quarterly periods, annual period and aggregate of the quarterly and annual periods, assuming a $100,000 target bonus and further assuming the executive officer meets eligibility requirements through the applicable payout dates:
	Performance Level
	Threshold	Target	Superior
Quarterly Periods
Funding ($)	8,750	12,500	15,625
Payout ($)	8,750	12,500	12,500(1)
Annual Period
Funding ($)	35,000	50,000	87,500(2)
Payout ($)	0 – 70,000	0 – 100,000	0 – 175,000
Bonus Period
	Quarterly Periods	Annual Period	Aggregate
Total Possible Payout
	$0 – 50,000	0 – 175,000	0 – 225,000
% of Target Bonus	0 – 50	0 – 175	0 – 225

(1)
$3,125 is allocable to the annual bonus fund.

(2)
Assumes maximum $12,500 of excess quarterly funding.

Outstanding Equity Awards as of December 31, 2016
The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2016.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(21)
John Melo	279,979(1)(2)(7)	—	3.93	08/25/2018
	298,004(3)(8)	—	20.41	04/20/2020
	84,000(4)(11)	—	26.84	04/15/2021
	100,000(4)(12)	—	3.86	04/09/2022
	330,916(5)(13)	30,084(5)(13)	2.87	06/03/2023
	200,000(5)(14)	100,000(5)(14)	3.51	05/05/2024
	159,375(5)(18)	265,625(5)(18)	1.96	06/08/2025
	121,875(5)(19)	328,125(5)(19)	1.63	11/09/2025
	—	425,000(5)(20)	0.59	05/16/2026
					1,008,333(6)(14)(17)(19)(20)	736,083
Raffi Asadorian(22)	143,750(5)(16)	156,250(5)(16)	1.75	01/20/2025
	—	200,000(5)(20)	0.59	05/16/2026
					233,333(6)(15)(20)	170,333
Joel Cherry	163,500(1)(2)(9)	—	4.31	09/14/2019
	20,000(1)(2)(10)	—	9.32	01/07/2020
	25,000(4)(11)	—	26.84	04/15/2021
	25,000(4)(12)	—	3.86	04/09/2022
	154,916(5)(13)	14,084(5)(13)	2.87	06/03/2023
	61,333(5)(14)	30,667(5)(14)	3.51	05/05/2024
	41,250(5)(18)	68,750(5)(18)	1.96	06/08/2025
	29,791(5)(19)	80,209(5)(19)	1.63	11/09/2025
	—	200,000(5)(20)	0.59	05/16/2026
					353,499(6)(14)(17)(19)(20)	258,054
Nicholas Khadder(23)	—	—	—	—
	—	—	—	—
					—	—

(1)
Options were granted under the 2005 Stock Option/Stock Issuance Plan to our named executive officers and were immediately exercisable, regardless of vesting schedule.

(2)
Options vest as to 20% of the original number of shares on the first anniversary of the vesting commencement date, which is a date fixed by the Board or Leadership Development and Compensation Committee when granting equity awards, and as to an additional 1/60th of the original number of shares each month thereafter until the fifth anniversary of the vesting commencement date, subject to continued service through each vesting date.

(3)
Options vest at a rate of 1/60th of the original number of shares each month from the vesting commencement date until the fifth anniversary of the vesting commencement date, subject to continued service through each vesting date.

(4)
Options vest at a rate of 1/48th of the original number of shares each month from the vesting commencement date until the fourth anniversary of the vesting commencement date, subject to continued service through each vesting date.

(5)
Options vest as to 25% of the original number of shares on the first anniversary of the vesting commencement date, and as to an additional 1/48th of the original number of shares each month thereafter until the fourth anniversary of the vesting commencement date, subject to continued service through each vesting date.

(6)
Restricted stock units vest as to 1/3rd of the original number of units annually from the vesting commencement date until the third anniversary of the vesting commencement date, subject to continued service through each vesting date.

(7)
The vesting commencement date of this award was June 3, 2008.

(8)
The vesting commencement date of this award was April 20, 2010.

(9)
The vesting commencement date of this award was November 3, 2008.

(10)
The vesting commencement date of this award was October 27, 2009.

(11)
The vesting commencement date of this award was January 1, 2011.

(12)
The vesting commencement date of this award was April 1, 2012.

(13)
The vesting commencement date of this award was April 1, 2013.

(14)
The vesting commencement date of this award is April 1, 2014.

(15)
The vesting commencement date of this award is January 1, 2015.

(16)
The vesting commencement date of this award is January 6, 2015.

(17)
The vesting commencement date of this award is June 1, 2015.

(18)
The vesting commencement date of this award is June 8, 2015.

(19)
The vesting commencement date of this award is November 1, 2015.

(20)
The vesting commencement date of this award is May 1, 2016.

(21)
Calculated by multiplying the number of units that had not vested as of December 31, 2016 by $0.73, the closing price of our common stock on NASDAQ on December 30, 2016.

(22)
Mr. Asadorian resigned from the company effective January 4, 2017, at which time Kathleen Valiasek assumed the role of Chief Financial Officer. Upon the termination of his employment, Mr. Asadorian’s outstanding equity awards ceased vesting: all of his vested options remained exercisable for a period of three months after January 4, 2017, and all of his unvested options and restricted stock units were forfeited.

(23)
Mr. Khadder resigned from the company effective June 14, 2016. Upon the termination of his employment, Mr. Khadder’s outstanding equity awards ceased vesting: all of his vested options remained exercisable for a period of three months after June 14, 2016, and all of his unvested options and restricted stock units were forfeited.

Option Exercises and Stock Vested During 2016
The following table sets forth information regarding the exercise of options and vesting of restricted stock units held by our named executive officers during 2016.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
John Melo	—	—	421,333	378,336
Raffi Asadorian	—	—	66,667	108,001
Joel Cherry	—	—	129,084	119,792
Nicholas Khadder(2)	—	—	48,667	34,713

(1)
Value realized on vesting is calculated by multiplying the number of units vesting by the closing price of our common stock on NASDAQ on the date of vesting (or most recent closing price in the event the date of vesting falls on a non-trading day).

(2)
Mr. Khadder resigned from the company effective June 14, 2016. Upon the termination of his employment, Mr. Khadder’s outstanding equity awards ceased vesting: all of his vested options remained exercisable for a period of three months after June 14, 2016, and all of his unvested options and restricted stock units were forfeited.

Pension Benefits
None of our named executive officers participates in, or has an account balance in, a qualified or non-qualified defined benefit plan sponsored by us.
Non-Qualified Deferred Compensation
None of our named executive officers participates in, or has account balances in, a traditional non-qualified deferred compensation plan or any other deferred compensation plan maintained by us.
Potential Payments upon Termination and upon Termination Following a Change in Control
In November 2013, the Leadership Development and Compensation Committee adopted the Amyris, Inc. Executive Severance Plan (or the “Plan”). The Plan has an initial term of 36 months and thereafter will be automatically extended for successive additional one-year periods unless the company provides six months’ notice of non-renewal prior to the end of the applicable term. In May 2016, the Leadership Development and Compensation Committee reviewed the terms of the Plan and elected to allow it to automatically renew upon the expiration of its initial term in November 2016. The Leadership Development and Compensation Committee adopted the Plan to provide a consistent and updated severance framework for Amyris executives that aligns with peer practices. All continuing named executive officers, and all senior level employees of Amyris that are eligible to participate in the Plan (or, collectively, the “participants”), have entered into participation agreements to participate in the Plan. The benefits under the Plan supersede and replace any rights the participants have in connection with any change of control or severance benefits contained in such participants’ offer letters, equity award agreements or any other agreement that specifically relates to accelerated vesting of equity awards. Upon the execution of a participation agreement, the participants are eligible for the following benefits under the Plan.
Upon termination by Amyris of a participant’s employment other than for “cause” (as defined below) or the death or disability of the participant, or upon resignation by the participant of such participant’s employment for “good reason” (as defined below) (collectively referred to as an “Involuntary Termination”), the participant becomes eligible for the following severance benefits from Amyris:
•
12 months of base salary continuation (18 months for the Chief Executive Officer)

•
12 months of health benefits continuation (18 months for the Chief Executive Officer)

Upon an Involuntary Termination of a participant at any time within the period beginning three months before and ending 12 months after a change of control (as defined below) of Amyris, the participant becomes eligible for the following severance benefits from Amyris:
•
18 months of base salary continuation (24 months for the Chief Executive Officer)

•
18 months of health benefits continuation (including for the Chief Executive Officer)

•
Automatic acceleration of vesting and exercisability of all outstanding equity awards then held by the participant

In each case, the benefits are contingent upon the participant complying with various requirements, including non-solicitation and confidentiality obligations to Amyris, and on execution, delivery and non-revocation by the participant of a standard company release of claims within 60 days of the participant’s separation from service (as defined in Section 409A of the Internal Revenue Code of 1986, as amended, or the “Code”). The benefits are subject to forfeiture if, among other things, the participant breaches any of his or her obligations under the Plan and related agreements. The benefits are also subject to adjustment and deferral based on applicable tax rules relating to change-in-control payments and deferred compensation.

Under the Plan, “cause” generally encompasses the participant’s: (i) gross negligence or intentional misconduct; (ii) failure or inability to satisfactorily perform any assigned duties; (iii) commission of any act of fraud or misappropriation of property or material dishonesty; (iv) conviction of a felony or a crime involving moral turpitude; (v) unauthorized use or disclosure of the confidential information or trade secrets of Amyris or any of our affiliates that use causes material harm to Amyris; (vi) material breach of contractual obligations or policies; (vii) failure to cooperate in good faith with investigations; or (viii) failure to comply with confidentiality or intellectual property agreements. Prior to any determination that “cause” under the Plan has occurred, we are generally required to provide notice to the participant specifying the event or actions giving rise to such determination and a 10-day cure period (30 days in the case of failure or inability to satisfactorily perform any assigned duties).
Under the Plan, “good reason” generally means: (i) a material reduction of the participant’s role at Amyris; (ii) certain reductions of base salary; (iii) a workplace relocation of more than 50 miles; or (iv) our failure to obtain the assumption of the Plan by a successor. In order for a participant to assert good reason for his or her resignation, he or she must provide us written notice within 90 days of the occurrence of the condition and allow us 30 days to cure the condition. Additionally, if we fail to cure the condition within the cure period, the participant must terminate employment with us within 30 days of the end of the cure period.
Under the Plan, a “change of control” will generally be deemed to occur if  (i) Amyris completes a merger or consolidation after which Amyris’s stockholders before the merger or consolidation do not own at least a majority of the outstanding voting securities of the acquiring or surviving entity after such merger or consolidation, (ii) Amyris sells all or substantially all of its assets, (iii) any person or entity acquires more than 50% of Amyris’s outstanding voting securities or (iv) a majority of Amyris’s directors cease to be directors over any one-year period.
To the extent any severance benefits to a named executive officer constitute deferred compensation subject to Section 409A of the Code and such officer is deemed a “specified employee” under Section 409A, we will defer payment of such benefits to the extent necessary to avoid adverse tax treatment.
We believe that the Plan appropriately balances our need to offer a competitive level of severance protection to our executives and to induce our executives to remain in our employ through the potentially disruptive conditions that may exist around the time of a change of control, while not unduly rewarding executives for a termination of their employment.
Mr. Asadorian became eligible for the non-change of control related benefits under the Plan in connection with his separation from the company in January 2017. Mr. Khadder was not eligible for and did not receive any benefits under the Plan in connection with his separation from the company in June 2016.
The following table summarizes the potential amounts payable to each of our named executive officers under the Plan upon an Involuntary Termination (i) other than in connection with a change of control and (ii) in connection with a change of control, assuming in each case that such Involuntary Termination occurred on December 31, 2016.
	Involuntary Termination Not in Connection with a Change of Control			Involuntary Termination In Connection with a Change of Control
Name	Base Salary ($)	Continuing Health Benefits ($)	Value of Accelerated Options or Shares ($)(1)	Base Salary ($)	Continuing Health Benefits ($)	Value of Accelerated Options or Shares ($)(2)
John Melo	825,000	30,359	—	1,100,000	30,359	795,583
Raffi Asadorian(3)	450,000	21,078	—	675,000	31,617	198,333
Joel Cherry	358,750	113	—	538,125	170	286,054
Nicholas Khadder(4)	—	—	—	—	—	—

(1)
Accelerated vesting is only applicable in the event of an Involuntary Termination in connection with a change of control.

(2)
With respect to outstanding options as of December 31, 2016, calculated by multiplying the number of shares underlying unvested options that would vest as a result of an Involuntary Termination following a change of control by the excess of  $0.73, the closing price of our common stock on NASDAQ on December 30, 2016, over the exercise price of the options. Options with exercise prices higher than $0.73 are excluded from the calculation. With respect to outstanding restricted stock units as of December 31, 2016, calculated by multiplying the number of outstanding unvested restricted stock units that would vest as a result of an Involuntary Termination following a change of control by $0.73, the closing price of our common stock on NASDAQ on December 30, 2016.

(3)
Mr. Asadorian became eligible for the non-change of control related benefits under the Plan in connection with his separation from the company in January 2017.

(4)
Mr. Khadder resigned from the company effective June 14, 2016. Mr. Khadder was not eligible for and did not receive any benefits under the Plan in connection with his separation from the company.

Agreements with Executive Officers
We do not have formal employment agreements with any of our named executive officers. The initial compensation of each named executive officer was set forth in an employment offer or promotion letter that we executed with him at the time his employment with us commenced (or at the time of his promotion, as the case may be). Each employment offer letter provides that the named executive officer’s employment is “at will.”
As a condition to their employment, our named executive officers entered into non-competition, non-solicitation and proprietary information and inventions assignment agreements. Under these agreements, each named executive officer has agreed (i) not to solicit our employees during his employment and for a period of 12 months after the termination of his employment, (ii) not to compete with us or assist any other person to compete with us during his employment, and (iii) to protect our confidential and proprietary information and to assign to us intellectual property developed during the course of his employment.
See above under “Executive Compensation — Potential Payments upon Termination and upon Termination Following a Change in Control” for a description of potential payments to our named executive officers upon termination of employment, including in connection with a change of control.
Limitation of Liability and Indemnification
Our certificate of incorporation limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the Delaware General Corporation Law, or DGCL, and provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty or other duty as a director. However, these provisions do not eliminate or limit the liability of any of our directors for:
•
any breach of the director’s duty of loyalty to us or our stockholders;

•
acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•
voting or assenting to unlawful payments of dividends, stock repurchases or other distributions; or

•
any transaction from which the director derived an improper personal benefit.

Any amendment to or repeal of these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the DGCL.

In addition, our bylaws provide that we must indemnify our directors and officers and we must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.
We maintain an insurance policy that covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.
Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of the Board.
We have entered into indemnification agreements with each of our directors and executive officers that may be broader than the specific indemnification provisions contained in the DGCL. These indemnification agreements require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require us to advance all expenses incurred by the directors and executive officers in investigating or defending any such action, suit or proceeding. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.
We are not presently aware of any pending litigation or proceeding involving any person who is or was one of our directors, officers, employees or other agents or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, policies and agreements, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Director Compensation
Mr. Melo did not receive any compensation in connection with his service as a director due to his status as an employee of the company. The compensation that we pay to Mr. Melo is discussed in the “Executive Compensation” section of this Proxy Statement.
Director Compensation for 2016
During the fiscal year ended December 31, 2016, our non-employee directors who served during 2016 received the compensation set forth below.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(3)	All Other Director Compensation ($)	Total ($)(4)
Philippe Boisseau(5)	33,370	6,970	7,072	—	47,412
John Doerr	54,000	6,970	7,072	—	68,042
Geoffrey Duyk(6)	47,500	33,920	7,072	—	88,492
Margaret Georgiadis(7)	40,000	6,970	7,072	—	54,042
Abraham Klaeijsen	40,000	6,970	7,072	—	54,042
Carole Piwnica	54,500	6,970	7,072	—	68,542
Fernando de Castro Reinach	47,500	6,970	7,072	—	61,542
HH Sheikh Abdullah bin Khalifa Al Thani	40,000	6,970	7,072	—	54,042
Christophe Vuillez(8)	6,413	—	—	—	6,413
R. Neil Williams	70,000	6,970	7,072	—	84,042
Patrick Yang	40,000	6,970	7,072	—	54,042

(1)
Reflects board, committee chair and committee member retainer fees earned during 2016.

(2)
The amounts in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of such awards computed in accordance with FASB ASC Topic 718. The assumptions made in the valuation of the awards are discussed in Note 11, “Stock-Based Compensation Plans” of  “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. These amounts do not correspond to the actual value that may be recognized by our non-employee directors.

(3)
In July 2016, each of our non-employee directors (other than Mr. Vuillez, who joined the Board in November 2016) received an annual award under our 2010 Equity Incentive Plan of an option to purchase 26,000 shares of our common stock and 17,000 restricted stock units. These awards were contemplated by our non-employee director compensation program (described in “Narrative to Director Compensation Tables” below). These option and restricted stock unit awards will vest in full on July 13, 2017 (subject to continued service through such date). The grant date fair value of these awards, as calculated under FASB ASC Topic 718, is as shown:

Name	Date of Grant	Number of Shares of Stock or Units (#)	Number of Securities Underlying Options (#)	Exercise Price Per Share ($)	Stock Awards ($)(2)	Option Awards ($)(2)
Philippe Boisseau(5)	7/13/2016	—	26,000	0.41	—	7,072
Philippe Boisseau(5)	7/13/2016	17,000	—	—	6,970	—
John Doerr	7/13/2016	—	26,000	0.41	—	7,072
John Doerr	7/13/2016	17,000	—	—	6,970	—
Geoffrey Duyk	7/13/2016	—	26,000	0.41	—	7,072
Geoffrey Duyk	7/13/2016	17,000	—	—	6,970	—

Name	Date of Grant	Number of Shares of Stock or Units (#)	Number of Securities Underlying Options (#)	Exercise Price Per Share ($)	Stock Awards ($)(2)	Option Awards ($)(2)
Margaret Georgiadis(7)	7/13/2016	—	26,000	0.41	—	7,072
Margaret Georgiadis(7)	7/13/2016	17,000	—	—	6,970	—
Abraham Klaeijsen	7/13/2016	—	26,000	0.41	—	7,072
Abraham Klaeijsen	7/13/2016	17,000	—	—	6,970	—
Carole Piwnica	7/13/2016	—	26,000	0.41	—	7,072
Carole Piwnica	7/13/2016	17,000	—	—	6,970	—
Fernando de Castro Reinach	7/13/2016	—	26,000	0.41	—	7,072
Fernando de Castro Reinach	7/13/2016	17,000	—	—	6,970	—
HH Sheikh Abdullah bin Khalifa Al Thani	7/13/2016	—	26,000	0.41	—	7,072
HH Sheikh Abdullah bin Khalifa Al Thani	7/13/2016	17,000	—	—	6,970	—
R. Neil Williams	7/13/2016	—	26,000	0.41	—	7,072
R. Neil Williams	7/13/2016	17,000	—	—	6,970	—
Patrick Yang	7/13/2016	—	26,000	0.41	—	7,072
Patrick Yang	7/13/2016	17,000	—	—	6,970	—
(4)
As of December 31, 2016, the non-employee directors who served during 2016 held the following outstanding equity awards:

Name	Outstanding Options (Shares)	Outstanding Stock Awards (Units)
Philippe Boisseau(5)	—	—
John Doerr	76,000	17,000
Geoffrey Duyk(6)	70,000	52,000
Margaret Georgiadis(7)	71,000	37,000
Abraham Klaeijsen	52,000	17,000
Carole Piwnica	76,000	17,000
Fernando de Castro Reinach	76,000	17,000
HH Sheikh Abdullah bin Khalifa Al Thani	70,000	17,000
Christophe Vuillez(8)	—	—
R. Neil Williams	64,000	17,000
Patrick Yang	178,000(9)	17,000
(5)
Mr. Boisseau resigned from the Board effective October 31, 2016, and the fees earned by him in 2016 represent retainer fees earned for the portion of 2016 that he served on the Board. All cash retainer fees earned by Mr. Boisseau from January 1, 2016 through April 15, 2016 were paid directly to Total Energies Nouvelles Activités USA (formerly known as Total Gas & Power USA, SAS) (“Total”), which designated Mr. Boisseau to serve on the Board, and Mr. Boisseau did not receive any cash benefit from such payments. Upon Mr. Boisseau’s resignation from the Board, all of his outstanding equity awards ceased vesting: all of his vested options remained exercisable for a period of three months after October 31, 2016, and all of his unvested options and restricted stock units were forfeited.

(6)
In November 2016, Dr. Duyk received an award under our 2010 Equity Incentive Plan of 35,000 restricted stock units in connection with his service as interim Board Chair. This award was granted in connection with an amendment to our non-employee director compensation program (described in “Narrative to Director Compensation Tables” below). This restricted stock unit award will vest in full on July 13, 2017. The grant date fair value of this award, as calculated under FASB ASC Topic 718, is as shown:
Name	Date of Grant	Number of Shares of Stock or Units (#)	Stock Awards ($)(2)
Geoffrey Duyk	11/3/2016	35,000	26,950
(7)
Ms. Georgiadis resigned from the Board effective March 16, 2017, at which time all of her outstanding equity awards ceased vesting: all of her vested options remained exercisable for a period of three months after March 16, 2017, and all of her unvested options and restricted stock units were forfeited.

(8)
Mr. Vuillez was appointed to the Board on November 3, 2016. All cash compensation earned by Mr. Vuillez during 2016 was paid directly to Total, which designated Mr. Vuillez to serve on the Board, and Mr. Vuillez did not receive any cash benefit from such payments. In addition, Mr. Vuillez declined the initial equity awards granted to him pursuant to our non-employee director compensation program, without prejudice to future awards.

(9)
Includes an option to purchase 120,000 shares of our common stock which Dr. Yang received for consulting work provided to the company in 2013 – 2014 prior to his appointment to the Board.

Narrative to Director Compensation Tables
In December 2010, the Board adopted a non-employee director compensation program that took effect on January 1, 2011. In February 2012, October 2013, November 2013 and November 2014, the Leadership Development and Compensation Committee determined that it would not recommend to the Board any changes to such program for 2012, 2013, 2014 or 2015, respectively. In February 2015, due to the commitment required for the role and consistent with similarly situated companies, the Board approved an increase to the annual cash retainer payable to the chair of the Audit Committee from $15,000 to $30,000, effective January 1, 2015. In November 2015, following a review with Compensia, the Leadership Development and Compensation Committee recommended to the Board that it increase the equity component of the non-employee director compensation program to provide for awards at approximately the 50th market percentile. In December 2015, the Board approved an increase to the equity component of the non-employee director compensation program, which had previously consisted of an initial award upon joining the Board of an option to purchase 20,000 shares of our common stock and an annual award consisting of an option to purchase 6,000 shares of our common stock and 3,000 restricted stock units. In October 2016, the Leadership Development and Compensation Committee further recommended to the Board that it add an annual retainer for the position of non-executive Board chair in the form of an award of 35,000 restricted stock units to the non-employee director compensation program, which the Board approved in November 2016. Under the amended non-employee director compensation program, in each case subject to final approval by the Board with respect to equity awards:
•
Each non-employee director receives an annual cash retainer of  $40,000, an initial award upon joining the Board consisting of an option to purchase 45,000 shares of our common stock and 30,000 restricted stock units, and an annual award consisting of an option to purchase 26,000 shares of our common stock and 17,000 restricted stock units. The initial option award vests in equal quarterly installments over three years, the initial restricted stock unit award vests in equal annual installments over three years, and the annual option and restricted stock unit awards become fully vested after one year (in each case subject to continued service through the applicable vesting date).

•
The non-executive Board chair receives an additional annual award of 35,000 restricted stock units. The award becomes fully vested after one year (subject to continued service through the vesting date).

•
The chair of the Audit Committee receives an additional annual cash retainer of  $30,000.

•
The chair of the Leadership Development and Compensation Committee receives an additional annual cash retainer of  $10,000.

•
The chair of the Nominating and Governance Committee receives an additional annual cash retainer of  $9,000.

•
Audit Committee, Leadership Development and Compensation Committee and Nominating and Governance Committee members other than the chair receive an additional annual cash retainer of  $7,500, $5,000 and $4,500, respectively.

In general, all of the retainers described above are paid quarterly in arrears. In cases where a non-employee director serves for part of the year in a capacity entitling him or her to a retainer payment, the retainer is prorated to reflect his or her period of service in that capacity. Non-employee directors are also eligible for reimbursement of their expenses incurred in attending Board and committee meetings.
Compensation Committee Interlocks and Insider Participation
The members of the Leadership Development and Compensation Committee during 2016 were John Doerr and Carole Piwnica. None of these directors was an officer or employee of Amyris or any of our subsidiaries during 2016, nor are any of these directors former officers of Amyris or any of our subsidiaries. Except as set forth under “Transactions with Related Persons” below, none of these directors has any relationships with us of the type that are required to be disclosed under Item 404 of Regulation S-K. None of our executive officers has served as a member of the board of directors or as a member of the compensation or similar committee of any entity that has one or more executive officers who have served on our Board or Leadership Development and Compensation Committee during 2016. Mr. Doerr and Ms. Piwnica may be deemed to have interests in certain transactions with us, as more fully described in “Transactions with Related Persons” below.
Transactions with Related Persons
The following is a description of each transaction since the beginning of 2016, and each currently proposed transaction, in which:
•
we have been or are to be a participant;

•
the amount involved exceeds $120,000; and

•
any of our directors, executive officers or holders of more than 5% of any class of our capital stock at the time of the transactions in issue, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.

February 2016 Private Placement
On February 12, 2016, we entered into a Note and Warrant Purchase Agreement with the purchasers named therein for the sale of  $18.0 million in aggregate principal amount of unsecured promissory notes (the “February 2016 Notes”) to the purchasers, as well as warrants to purchase 2,571,428 shares of our common stock at an exercise price of  $0.01 per share, representing aggregate proceeds to us of  $18 million (the “Initial Sale”). On February 15, an additional purchaser joined the Note and Warrant Purchase Agreement and purchased $2.0 million in aggregate principal amount of the February 2016 Notes, as well as warrants to purchase 285,714 shares of our common stock at an exercise price of  $0.01 per share, representing aggregate proceeds to us of  $2 million (the “Subsequent Sale” and together with the Initial Sale, the “February 2016 Private Placement”). The February 2016 Notes and the warrants were issued in a private placement pursuant to the exemption from registration under Section 4(2) of the Securities Act and Regulation D promulgated under the Securities Act. The purchasers are our existing stockholders, each of which is affiliated with a member of our Board of Directors: Foris Ventures, LLC (“Foris”), an entity affiliated with director John Doerr of Kleiner Perkins Caufield & Byers, a current stockholder, which purchased $16.0 million aggregate principal amount of the February 2016 Notes and warrants to purchase 2,285,714 shares of our common stock; Naxyris S.A. (“Naxyris”), an investment vehicle owned by Naxos Capital Partners SCA Sicar (director Carole Piwnica is Director of NAXOS UK, which is affiliated with

Naxos Capital Partners SCA Sicar), which purchased $2.0 million aggregate principal amount of the February 2016 Notes and warrants to purchase 285,714 shares of our common stock; and Biolding Investment SA (“Biolding”), a fund affiliated with director HH Sheikh Abdullah bin Khalifa Al Thani, which purchased $2.0 million aggregate principal amount of the February 2016 Notes and warrants to purchase 285,714 shares of our common stock. The Initial Sale closed on February 12, 2016, and the Subsequent Sale closed on February 15, 2016.
The February 2016 Notes are our unsecured obligations and are subordinate to our obligations under our senior secured credit facility pursuant to a Subordination Agreement, dated as of February 12, 2016, by and among Amyris, the purchasers and the administrative agent under our senior secured credit facility. Interest will accrue on the February 2016 Notes from and including, with respect to the Initial Sale, February 12, 2016, and with respect to the Subsequent Sale, February 15, 2016, at a rate of 13.50% per annum and is payable on May 15, 2017, the maturity date of the February 2016 Notes, unless the February 2016 Notes are prepaid in accordance with their terms prior to such date.
The exercisability of the warrants issued in the February 2016 Private Placement, which each have a term of five years, was subject to stockholder approval, which was obtained on May 17, 2016. As of the date of this Proxy Statement, all of such warrants remain unexercised and outstanding.
Total JVCO Restructuring
On July 26, 2015, we entered into a Letter Agreement with Total Energies Nouvelles Activités USA (formerly known as Total Gas & Power USA, SAS) (“Total”), the owner of greater than five percent of our outstanding common stock (as amended on February 12, 2016, the “JVCO Letter Agreement”), regarding the restructuring of the ownership and rights of Total Amyris BioSolutions B.V. (“TAB”), the jointly owned entity incorporated on November 29, 2013 to house a fuels joint venture between us and Total (the “Restructuring”), pursuant to which the parties agreed to enter into an Amended & Restated Jet Fuel License Agreement between us and TAB (the “Jet Fuel Agreement”), a License Agreement regarding Diesel Fuel in the European Union (“EU”) between us and Total (the “EU Diesel Fuel Agreement”, and together with the Jet Fuel Agreement, the “Commercial Agreements”), and an Amended and Restated Shareholders’ Agreement among us, Total and TAB (together with the Commercial Agreements, the “Restructuring Agreements”), and file a Deed of Amendment of Articles of Association of TAB, all in order to reflect certain changes to the ownership structure of TAB and license grants and related rights pertaining to TAB.
On March 21, 2016, we, Total and TAB closed the Restructuring and entered into the Restructuring Agreements.
Under the Jet Fuel Agreement, (a) we granted exclusive (co-exclusive in Brazil), world-wide, royalty-free rights to TAB for the production and commercialization of farnesene- or farnesane-based jet fuel, (b) we granted TAB the option, until March 1, 2018, to purchase our Brazil jet fuel business at a price based on the fair value of the commercial assets and on our investment in other related assets, (c) we granted TAB the right to purchase farnesene or farnesane for its jet fuel business from us on a “most-favored” pricing basis and (d) all rights to farnesene- or farnesane-based diesel fuel we previously granted to TAB reverted back to us. As a result of the Jet Fuel Agreement, we generally no longer have an independent right to make or sell, without the approval of TAB, farnesene- or farnesane-based jet fuels outside of Brazil.
Upon all farnesene-or farnesane-based diesel fuel rights reverting back to us, we granted to Total, pursuant to the EU Diesel Fuel Agreement, (a) an exclusive, royalty-free license to offer for sale and sell farnesene- or farnesane-based diesel fuel in the EU, (b) the non-exclusive right to make farnesene or farnesane anywhere in the world, but Total must (i) use such farnesene or farnesane to produce only diesel fuel to offer for sale or sell in the EU and (ii) pay us a to-be-negotiated, commercially reasonable, “most-favored” basis royalty and (c) the right to purchase farnesene or farnesane for its EU diesel fuel business from us on a “most-favored” pricing basis. As a result of the EU Diesel Fuel Agreement, we generally no longer have an independent right to make or sell, without the approval of Total, farnesene- or farnesane-based diesel fuels in the EU.
In addition, as part of the closing of the Restructuring and pursuant the JVCO Letter Agreement, on March 21, 2016, we sold to Total one half of our ownership stake in TAB (giving Total an aggregate ownership stake of 75% of TAB and giving us an aggregate ownership stake of 25% of TAB) in exchange for Total cancelling (i) approximately $1.3 million of certain convertible notes held by Total (the “R&D Notes”) previously issued under a Securities Purchase Agreement, dated as of July 30, 2012, by and between Amyris and Total, plus all paid-in-kind and accrued interest under all outstanding R&D Notes (including all such interest that was outstanding as of July 29, 2015) and (ii) a note in the principal amount of Euro 50,000, plus accrued interest, issued to Total in connection with the original TAB capitalization. To satisfy its purchase obligation above, Total surrendered to us the remaining R&D Note of approximately $5 million in principal amount, and we executed and delivered to Total a new, senior convertible note (the “March 2016 R&D Note”) in the principal amount of  $3.7 million.
Other than it is unsecured and its payment terms are severed from TAB’s business performance, the March 2016 R&D Note contains substantially similar terms and conditions to the R&D Notes. The March 2016 R&D Note upon issuance had a March 1, 2017 maturity date (as further extended as discussed below under “March 2016 R&D Note Amendment”) and an initial conversion price equal to $3.08 per share of our common stock, which is subject to adjustment for proportional adjustments to our outstanding common stock and under anti-dilution provisions in case of certain dividends and distributions. The March 2016 R&D Note becomes convertible into our common stock (i) within 10 trading days prior to maturity, (ii) on a change of control of Amyris, and (iii) on a default by Amyris. The Note bears interest at a rate of 1.5% per year (with a default rate of 2.5% per year), accruing from March 21, 2016 and payable at maturity or on conversion of the March 2016 R&D Note or a change of control of Amyris where Total exercises its right to require us to repurchase the March 2016 R&D Note at a price equal to 101% of the principal amount thereof. The March 2016 R&D Note was issued in a private placement pursuant to the exemption from registration under Section 4(2) of the Securities Act.
As a result of, and in order to reflect, the changes to the ownership structure of TAB described above, on March 21, 2016, we, Total and TAB entered into an Amended and Restated Shareholders’ Agreement and filed a Deed of Amendment of Articles of Association of TAB.
In addition, in connection with the Restructuring, on March 21, 2016, we entered into a termination agreement with Total to terminate in its entirety, effective March 21, 2016, the Amended and Restated Master Framework Agreement, dated December 2, 2013 and amended on April 1, 2015, between us and Total.
June 2016 Private Placement
On June 24, 2016, we entered into a Note Purchase Agreement with Foris for the sale of  $5.0 million in aggregate principal amount of secured promissory notes (the “June 2016 Notes”) to Foris in exchange for aggregate proceeds to Amyris of  $5.0 million (the “June 2016 Private Placement”). The June 2016 Notes were issued in a private placement pursuant to the exemption from registration under Section 4(2) of the Securities Act and Regulation D promulgated under the Securities Act. The June 2016 Private Placement closed on June 24, 2016.
The June 2016 Notes are collateralized by a second priority lien on the assets securing our obligations under our senior secured credit facility, and are subordinate to our obligations under our senior secured credit facility pursuant to a Subordination Agreement, dated as of June 24, 2016, by and among Amyris, Foris and the administrative agent under our senior secured credit facility. Interest will accrue on the June 2016 Notes from and including June 24, 2016 at a rate of 13.50% per annum and is payable in full on May 15, 2017, the maturity date of the June 2016 Notes, unless the June 2016 Notes are prepaid in accordance with their terms prior to such date.
October 2016 Private Placement
On October 21, 2016, we entered into a Note Purchase Agreement with Foris for the sale of  $6.0 million in aggregate principal amount of secured promissory notes (the “October 2016 Notes”) to Foris in exchange for aggregate proceeds to Amyris of  $6.0 million (the “October 2016 Private Placement”). The October 2016 Notes were issued in a private placement pursuant to the exemption from registration under Section 4(2) of the Securities Act and Regulation D promulgated under the Securities Act. The October 2016 Private Placement closed on October 21, 2016.

The October 2016 Notes are collateralized by a second priority lien on the assets securing our obligations under our senior secured credit facility, and are subordinate to our obligations under our senior secured credit facility pursuant to a Subordination Agreement, dated as of October 21, 2016, by and among Amyris, Foris and the administrative agent under our senior secured credit facility. Interest will accrue on the October 2016 Notes from and including October 21, 2016 at a rate of 13.50% per annum and is payable in full on May 15, 2017, the maturity date of the October 2016 Notes, unless the October 2016 Notes are prepaid in accordance with their terms prior to such date.
March 2016 R&D Note Amendment
On February 27, 2017, we entered into an amendment of the March 2016 R&D Note with Total to extend the maturity of the March 2016 R&D Note to May 15, 2017.
Commercial Transactions with Total
We engage in sales of our products to entities affiliated with Total (including TAB) in the ordinary course of our business. In 2016, we made product sales to Total and its affiliates of  $0.2 million, and held $0.8 million in accounts receivable from Total as of December 31, 2016.
In addition, we and Total are party to a Pilot Plant Services Agreement, dated as of April 4, 2014, as amended, and a related Sublease Agreement. In connection with these agreements, sublease payments and service fees of  $0.4 million payable by Total to us for the year ended December 31, 2016 were offset against costs and operating expenses. Furthermore, Total charges its secondees to us for research and development services. The amount charged to us by Total in 2016 for these services was $0.7 million.
Each of the related person transactions described above was reviewed and approved or ratified by our Audit Committee or another independent body of the Board in accordance with our Related-Party Transactions Policy described below.
Indemnification Arrangements
Please see “Executive Compensation — Limitation of Liability and Indemnification” above for information regarding our indemnification arrangements with our directors and executive officers.
Executive Compensation and Employment Arrangements
Please see “Executive Compensation” above for information regarding our compensation arrangements with our executive officers, including equity awards and employment agreements with our executive officers.
Investors’ Rights Agreement and Registration Rights Agreements
Certain of our stockholders, including certain entities affiliated with our directors and holders of 5% or more of our outstanding common stock, including Naxyris, KPCB Holdings, Inc., Foris, Biolding, Total and Maxwell, hold registration rights pursuant to (i) the Amended and Restated Investors’ Rights Agreement dated June 21, 2010, by and among us and certain of our stockholders, as amended by Amendment No. 1 to Amended and Restated Investors’ Rights Agreement dated February 23, 2012, Amendment No. 2 to Amended and Restated Investors’ Rights Agreement dated December 24, 2012, Amendment No. 3 to Amended and Restated Investors’ Rights Agreement dated March 27, 2013, Amendment No. 4 to Amended and Restated Investors’ Rights Agreement dated October 16, 2013, Amendment No. 5 to Amended and Restated Investors’ Rights Agreement dated December 24, 2013, and Amendment No. 6 to Amended and Restated Investors’ Rights Agreement dated as of July 26, 2015, by and among us and certain of our stockholders (as amended, the “IRA”), (ii) the Registration Rights Agreement dated February 27, 2012, by and among us and certain of our stockholders, (iii) the Registration Rights Agreement dated July 30, 2012, by and between us and Total, (iv) the Amended and Restated Letter Agreement dated May 8, 2014, by and among us and certain of our stockholders, (v) the Registration Rights Agreement dated February 24, 2015, by and between us and Nomis Bay Ltd., (vi) the letter agreement dated as of July 29, 2015, by and among us and certain investors, (vii) the Registration Rights Agreement dated October 20, 2015, by and among us and certain purchasers of our 9.50% Convertible Senior Notes due 2019 and (viii) the warrant to purchase common stock issued to Nenter & Co., Inc. on November 16, 2016.

The IRA provides for various registration rights, all as described below:
Demand Registration Rights
The holders of at least 30% of the shares having registration rights under the IRA may request that we file a registration statement under the Securities Act covering the shares of the requesting holders. We will be obligated to use our commercially reasonable efforts to register such shares if they represent at least 20% of the shares resulting from conversion of our preferred stock and if the anticipated aggregate price to the public is at least $5,000,000. We are not required to effect more than two registrations pursuant to the exercise of these demand registration rights. We may postpone the filing of a registration statement for up to 90 days once in a 12-month period if we determine that the filing would be seriously detrimental to us and our stockholders.
Piggyback Registration Rights
If we register any of our securities for public sale, the stockholders with registration rights will have the right to include their shares in the registration statement. However, this right does not apply to a registration relating to any of our employee benefit plans, the offer and sale of debt securities, or a registration on any registration form that does not include the information required for registration of the shares having piggyback registration rights. The managing underwriter of any underwritten offering will have the right to limit, due to marketing reasons, the number of shares registered by these holders to 25% of the total shares covered by the registration statement.
Form S-3 Registration Rights
The holders of shares having registration rights can request that we register all or a portion of their shares on Form S-3 if we are eligible to file a registration statement on Form S-3 and the aggregate price to the public of the shares offered is at least $2,000,000. We are required to file no more than one registration statement on Form S-3 upon exercise of these rights in any 12-month period. We may postpone the filing of a registration statement on Form S-3 for up to 90 days once in a 12-month period if we determine that the filing would be seriously detrimental to us and our stockholders.
Registration Expenses
We will pay all expenses incurred in connection with the exercise of demand and piggyback registration rights, except for underwriting discounts and commissions. However, we will not pay for any expenses incurred in connection with a demand registration if the request is subsequently withdrawn by the holders of a majority of the shares requested to be included in such registration statement, subject to limited exceptions. The expenses associated with the exercise of Form S-3 registration rights will be borne pro rata by the holders of the shares registered on such Form S-3.
Expiration of Registration Rights
The registration rights under the IRA described above expired on February 24, 2017.
Related-Party Transactions Policy
Our Related-Party Transactions Policy adopted by the Board requires that any transaction with a related party that must be reported under applicable SEC rules, other than compensation related matters, must be reviewed and approved or ratified by our Audit Committee. Another independent body of the Board must provide such approval or ratification if the related party is, or is associated with, a member of the Audit Committee or if it is otherwise inappropriate for the Audit Committee to review the transaction. The Audit Committee has not adopted policies or procedures for review of, or standards for approval of, these transactions.

Householding of Proxy Materials
The Securities and Exchange Commission (“SEC”) has adopted rules that permit companies and Intermediaries to satisfy the delivery requirements for proxy statements and annual reports, including Notices of Internet Availability of Proxy Materials, with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials (the “Notice”) or other proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are Amyris stockholders may be “householding” our proxy materials. A single copy of the Notice or other proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or you submit contrary instructions. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice or other proxy materials, you may: (1) notify your broker; (2) direct your written request to Amyris Investor Relations at 5885 Hollis Street, Suite 100, Emeryville, California 94608 or to investor@amyris.com; or (3) contact Amyris Investor Relations at (510) 740-7481. Stockholders who currently receive multiple copies of the Notice or other proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers or Amyris Investor Relations at the address or telephone number above. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or other proxy materials to a stockholder at a shared address to which a single copy of such documents was delivered.
Available Information
We will provide to any stockholder entitled to vote at our 2017 Annual Meeting of Stockholders, at no charge, a copy of our Annual Report on Form 10-K for 2016 filed with the SEC on April 17, 2017 (the “Form 10-K”), including the financial statements and the financial statement schedules contained in the Form 10-K. We make our Annual Reports on Form 10-K, as well as our other SEC filings, available free of charge through the investor relations section of our website located at http://investors.amyris.com/index.cfm as soon as reasonably practicable after they are filed with or furnished to the SEC. Information contained on or accessible through our website or contained on other websites is not deemed to be part of this Proxy Statement. In addition, you may request a copy of the Form 10-K by sending an e-mail request to Amyris Investor Relations at investor@amyris.com, calling (510) 740-7481, or writing to Amyris Investor Relations at 5885 Hollis Street, Suite 100, Emeryville, California 94608.
Incorporation of Information by Reference
The SEC allows us to “incorporate by reference” certain information we file with the SEC, which means that we can disclose important information by referring you to those documents. The information incorporated by reference is considered to be a part of this Proxy Statement. We incorporate herein the following information contained in or attached to the Form 10-K being delivered to stockholders along with this Proxy Statement: (1) the information under the heading “Executive Officers of the Registrant” in Item 1A, (2) Item 7 entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” (3) Item 7A entitled “Quantitative and Qualitative Disclosures About Market Risk,” (4) Item 8 entitled “Financial Statements and Supplementary Data” and (5) Item 9 entitled “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.”
Stockholder Proposals to be Presented at Next Annual Meeting
Stockholder proposals may be included in our proxy statement for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting to be held in 2018, we must receive the proposal at our principal executive offices, addressed to the Secretary, no later than December 28, 2017. In addition, a stockholder proposal that is not intended for inclusion in our proxy statement under Rule 14a-8 may be brought before the 2018 annual meeting so long as we receive information and notice of the proposal in compliance with the requirements set forth in our Bylaws, addressed to the Secretary at our principal executive offices, not later than March 9, 2018 nor earlier than February 7, 2018.
Other Matters
The Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
BY ORDER OF THE BOARD OF DIRECTORS,
John Melo
President and Chief Executive Officer
Emeryville, California
April 27, 2017

Appendix A
AMYRIS, INC.
2010 EQUITY INCENTIVE PLAN
1.         PURPOSE.   The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents and Subsidiaries that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 27.
2.         SHARES SUBJECT TO THE PLAN.
           2.1         Number of Shares Available. Subject to Sections 2.6 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is 4,200,000 Shares plus (i) any reserved shares not issued or subject to outstanding grants under the Company’s 2003 Stock Option Plan (the “Prior Plan”) on the Effective Date (as defined below), (ii) shares that are subject to stock options granted under the Prior Plan that cease to be subject to such stock options after the Effective Date and (iii) shares issued under the Prior Plan before or after the Effective Date pursuant to the exercise of stock options that are, after the Effective Date, forfeited and (iv) shares issued under the Prior Plan that are repurchased by the Company at the original issue price.
           2.2         Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 shall not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.
           2.3         Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.
           2.4         Automatic Share Reserve Increase. The number of Shares available for grant and issuance under the Plan shall be increased on January 1 of each of the calendar years that commence following the Effective Date by the lesser of five (5%) percent of the number of Shares issued and outstanding on each December 31 immediately prior to the date of increase or (ii) such number of Shares determined by the Board or the Committee.
           2.5         Limitations. No more than thirty (30,000,000) million Shares shall be issued pursuant to the exercise of ISOs.
           2.6         Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1 and 2.4 (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards, (d) the maximum number of shares that may be issued as ISOs set forth in Section 2.5 and (e) the maximum number of Shares that may be issued to an individual or to a new

Employee in any one calendar year set forth in Section 3, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.
3.         ELIGIBILITY.   ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors of the Company or any Parent or Subsidiary of the Company; provided such Consultants, Directors and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No Participant will be eligible to receive more than one (1,000,000) million Shares in any calendar year under this Plan pursuant to the grant of Awards except that new Employees of the Company or a Parent or Subsidiary of the Company (including new Employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company) are eligible to receive up to a maximum of two (2,000,000) million Shares in the calendar year in which they commence their employment.
4.         ADMINISTRATION.
           4.1         Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:
                  (a)         construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
                  (b)         prescribe, amend and rescind rules and regulations relating to this Plan or any Award;
                  (c)         select persons to receive Awards;
                  (d)         determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;
                  (e)         determine the number of Shares or other consideration subject to Awards;
                  (f)         determine the Fair Market Value in good faith, if necessary;
                  (g)         determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;
                  (h)         grant waivers of Plan or Award conditions;
                  (i)          determine the vesting, exercisability and payment of Awards;
                  (j)          correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
                  (k)         determine whether an Award has been earned;
                  (l)          determine the terms and conditions of any, and to institute any Exchange Program;
                  (m)       reduce or waive any criteria with respect to Performance Factors;
                  (n)         adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code; and

                  (o)         make all other determinations necessary or advisable for the administration of this Plan.
           4.2         Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.
           4.3         Section 162(m) of the Code and Section 16 of the Exchange Act. When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code the Committee shall include at least two persons who are “outside directors” (as defined under Section 162(m) of the Code) and at least two (or a majority if more than two then serve on the Committee) such “outside directors” shall approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (or a majority if more than two then serve on the Committee) such “outside directors” then serving on the Committee shall determine and certify in writing the extent to which such Performance Factors have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code, and provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code, the Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.
           4.4         Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.
5.         OPTIONS.   The Committee may grant Options to Participants and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:
           5.1         Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NQSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each Option; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.
           5.2         Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

           5.3         Exercise Period. Options may be exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.
           5.4         Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an ISO will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company. The Exercise Price of a NQSO may not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
           5.5         Method of Exercise. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.6 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
           5.6         Termination. The exercise of an Option will be subject to the following (except as may be otherwise provided in an Award Agreement):
                  (a)         If the Participant is Terminated for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than three (3) months after the Termination Date (or such shorter time period or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be the exercise of an NQSO), but in any event no later than the expiration date of the Options.
                  (b)         If the Participant is Terminated because of the Participant’s death (or the Participant dies within three (3) months after a Termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the Termination Date (or such shorter time period not less than six (6) months or longer time period not exceeding five (5) years as may be determined by the Committee, but in any event no later than the expiration date of the Options.
                  (c)         If the Participant is Terminated because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NQSO), but in any event no later than the expiration date of the Options.
                  (d)         If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options.
           5.7         Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.
           5.8         Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NQSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
           5.9         Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.
6.         RESTRICTED STOCK AWARDS.
           6.1         Awards of Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to a Participant Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.
           6.2         Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.
           6.3         Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.

           6.4         Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.
           6.5         Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).
7.         STOCK BONUS AWARDS.
           7.1         Awards of Stock Bonuses. A Stock Bonus Award is an award to an eligible person of Shares for services to be rendered or for past services already rendered to the Company or any Parent or Subsidiary. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.
           7.2         Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.
           7.3         Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.
           7.4         Termination of Participation. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).
8.         STOCK APPRECIATION RIGHTS.
           8.1         Awards of SARs. A Stock Appreciation Right (“SAR”) is an award to a Participant that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.
           8.2         Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s Termination on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.
           8.3         Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.
           8.4         Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.
           8.5         Termination of Participation. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).
9.         RESTRICTED STOCK UNITS.
           9.1         Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award to a Participant covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.
           9.2         Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; and (c) the consideration to be distributed on settlement, and the effect of the Participant’s Termination on each RSU. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.
           9.3         Form and Timing of Settlement. Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.
           9.4         Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

10.       PERFORMANCE AWARDS.
           10.1       Performance Awards. A Performance Award is an award to a Participant of a cash bonus or a Performance Share bonus. Grants of Performance Awards shall be made pursuant to an Award Agreement.
           10.2       Terms of Performance Awards. The Committee will determine, and each Award Agreement shall set forth, the terms of each award of Performance Award including, without limitation: (a) the amount of any cash bonus; (b) the number of Shares deemed subject to Performance Share bonus; (c) the Performance Factors and Performance Period that shall determine the time and extent to which each Performance shall be settled; (d) the consideration to be distributed on settlement, and the effect of the Participant’s Termination on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period and; (y) select from among the Performance Factors to be used. Prior to settlement, the Committee shall determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria.
           10.3       Value, Earning and Timing of Performance Shares. Any Performance Share bonus will have an initial value equal to the Fair Market Value of a Share on the date of grant. After the applicable Performance Period has ended, the holder of Performance Share bonus will be entitled to receive a payout of the number of Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Factors or other vesting provisions have been achieved. The Committee, in its sole discretion, may pay earned Performance Share bonus in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable (Performance Period) or in a combination thereof. Performance Share bonuses may also be settled in Restricted Stock.
           10.4       Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).
11.       PAYMENT FOR SHARE PURCHASES.
Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):
                  (a)         by cancellation of indebtedness of the Company to the Participant;
                  (b)         by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;
                  (c)         by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company;
                  (d)         by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;
                  (e)         by any combination of the foregoing; or
                  (f)         by any other method of payment as is permitted by applicable law.
12.       GRANTS TO NON-EMPLOYEE DIRECTORS.
           12.1       Types of Awards. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board.

           12.2       Eligibility. Awards pursuant to this Section 12 shall be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.
           12.3       Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.
13.       WITHHOLDING TAXES.
           13.1       Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy applicable federal, state, local and international withholding tax requirements prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable federal, state, local and international withholding tax requirements.
           13.2       Stock Withholding. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may require or permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
14.       TRANSFERABILITY.
           14.1       Transfer Generally. Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to a Permitted Transferee, such Award will contain such additional terms and conditions as the Administrator deems appropriate.
           14.2       Award Transfer Program. Notwithstanding any contrary provision of the Plan, the Committee shall have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 14(b) and shall have the authority to amend the terms of any Award participating, or otherwise eligible to participate in, the Award Transfer Program, including (but not limited to) the authority to (i) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award, (ii) amend or remove any provisions of the Award relating to the Award holder’s continued service to the Company, (iii) amend the permissible payment methods with respect to the exercise or purchase of any such Award, (iv) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award, and (v) make such other changes to the terms of such Award as the Committee deems necessary or appropriate in its sole discretion.
15.       PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.
           15.1       Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 15.2.

           15.2       Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of the Participant’s Termination Date and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.
16.       CERTIFICATES.   All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.
17.       ESCROW; PLEDGE OF SHARES.   To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.
18.       REPRICING; EXCHANGE AND BUYOUT OF AWARDS.   Without prior stockholder approval the Committee may (i) reprice Options or SARS (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARS, the consent of the affected Participants is not required provided written notice is provided to them), and (ii) with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.
19.       SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.   An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.
20.       NO OBLIGATION TO EMPLOY.   Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time.
21.       CORPORATE TRANSACTIONS.
           21.1       Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, such Awards shall have their vesting accelerate as to all shares subject to such Award (and any applicable right of repurchase fully lapse) immediately prior to the Corporate Transaction. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.
           21.2       Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year.
           21.3       Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors shall accelerate and such Awards shall become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.
22.       ADOPTION AND STOCKHOLDER APPROVAL.   This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.
23.       TERM OF PLAN/GOVERNING LAW.   Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.
24.       AMENDMENT OR TERMINATION OF PLAN.   The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.
25.       NONEXCLUSIVITY OF THE PLAN.   Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26.       INSIDER TRADING POLICY.   Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.
27.       DEFINITIONS.   As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:
“Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or award of Performance Shares.
“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, which shall be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.
“Award Transfer Program” means any program instituted by the Committee which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity approved by the Committee.
“Board” means the Board of Directors of the Company.
“Cause” means (a) the commission of an act of theft, embezzlement, fraud, dishonesty, (b) a breach of fiduciary duty to the Company or a Parent or Subsidiary, or (c) a failure to materially perform the customary duties of Employee’s employment.
“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.
“Common Stock” means the common stock of the Company.
“Company” means AMYRIS BIOTECHNOLOGIES, INC., or any successor corporation.
“Consultant” means any person, including an advisor or independent contractor, engaged by the Company or a Parent or Subsidiary to render services to such entity.
“Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then-outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation or (iv) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).
“Director” means a member of the Board.
“Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.
“Effective Date” means the date of the underwritten initial public offering of the Company’s Common Stock pursuant to a registration statement that is declared effective by the SEC.

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
“Exchange Program” means a program pursuant to which outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof).
“Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.
“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:
                  (a)         if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;
                  (b)         if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;
                  (c)         in the case of an Option or SAR grant made on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or
                  (d)         if none of the foregoing is applicable, by the Board or the Committee in good faith.
“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.
“Non-Employee Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.
“Option” means an award of an option to purchase Shares pursuant to Section 5.
“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
“Participant” means a person who holds an Award under this Plan.
“Performance Award” means cash or stock granted pursuant to Section 10 or Section 12 of the Plan.
“Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:
(a)         Profit Before Tax;
(b)         Billings;
(c)         Revenue;
(d)         Net revenue;

(e)         Earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings);
(f)         Operating income;
(g)         Operating margin;
(h)         Operating profit;
(i)          Controllable operating profit, or net operating profit;
(j)          Net Profit;
(k)         Gross margin;
(l)          Operating expenses or operating expenses as a percentage of revenue;
(m)       Net income;
(n)         Earnings per share;
(o)         Total stockholder return;
(p)         Market share;
(q)         Return on assets or net assets;
(r)         The Company’s stock price;
(s)         Growth in stockholder value relative to a pre-determined index;
(t)         Return on equity;
(u)         Return on invested capital;
(v)         Cash Flow (including free cash flow or operating cash flows)
(w)        Cash conversion cycle;
(x)         Economic value added; and
(y)         Individual confidential business objectives;
(z)         Contract awards or backlog;
(aa)       Overhead or other expense reduction;
(bb)       Credit rating;
(cc)       Strategic plan development and implementation;
(dd)       Succession plan development and implementation;
(ee)       Improvement in workforce diversity;
(ff)        Customer indicators;
(gg)       New product invention or innovation;
(hh)       Attainment of research and development milestones;
(ii)        Improvements in productivity;
(jj)        Attainment of objective operating goals and employee metrics.
The Committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.

“Performance Period” means the period of service determined by the Committee, not to exceed five (5) years, during which years of service or performance is to be measured for the Award.
“Performance Share” means a performance share bonus granted as a Performance Award.
“Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests
“Plan” means this Amyris Biotechnologies, Inc. 2010 Equity Incentive Plan.
“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.
“Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.
“Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the United States Securities Act of 1933, as amended.
“Shares” means shares of the Company’s Common Stock and the common stock of any successor security.
“Stock Appreciation Right” means an Award granted pursuant to Section 8 or Section 12 of the Plan.
“Stock Bonus” means an Award granted pursuant to Section 7 or Section 12 of the Plan.
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of  (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).
“Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

Appendix B
CERTIFICATE OF AMENDMENT
OF THE
RESTATED CERTIFICATE OF INCORPORATION
OF
AMYRIS, INC.
Amyris, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),
DOES HEREBY CERTIFY THE FOLLOWING:
FIRST:          That the name of the Corporation is Amyris, Inc.
SECOND:      That the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of Delaware on April 15, 2010 under the name Amyris Biotechnologies, Inc.
THIRD:        That, at a meeting of the Board of Directors of the Corporation (the “Board”), the Board duly adopted resolutions setting forth the following proposed amendment of the Restated Certificate of Incorporation of the Corporation, as amended, declaring said amendment to be advisable and directing the Corporation to submit said amendment to the next annual meeting of the stockholders of said Corporation for consideration thereof, and that, thereafter, pursuant to such resolutions, the Corporation submitted the amendment to the stockholders of the Corporation at such annual meeting of the stockholders of the Corporation duly called and held upon notice in accordance with Section 222 of the Delaware General Corporation Law at which meeting the necessary number of shares as required by statute were voted in favor of said amendment:
Section 1 of Article IV of the Corporation’s Restated Certificate of Incorporation is hereby amended to read in its entirety as follows:
“1. Total Authorized. The total number of shares of all classes of stock that the corporation has authority to issue is Two-Hundred and Fifty-Five Million (255,000,000) shares, consisting of two classes: Two-Hundred and Fifty Million (250,000,000) shares of Common Stock, $0.0001 par value per share, and Five Million (5,000,000) shares of Preferred Stock, $0.0001 par value per share. Effective as of the close of business, Eastern Time, on the date of filing of this Certificate of Amendment with the Secretary of State of the State of Delaware (the “Effective Time”), each fifteen (15) shares of the corporation’s Common Stock, par value $0.0001 per share, outstanding as of immediately prior to the Effective Time shall automatically and without any action on the part of the respective holders thereof be combined into one (1) share of the corporation’s Common Stock, par value $0.0001 per share (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. In lieu thereof, any person who would hold a fraction of one (1) share of Common Stock as a result of the Reverse Stock Split shall be entitled to receive one (1) share of Common Stock. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”
FOURTH:     That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.
B-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Restated Certificate of Incorporation to be signed by its Chief Financial Officer this __th day of ______, 2017 and the foregoing facts stated herein are true and correct.
AMYRIS, INC.
By:
Name: Kathleen Valiasek
Title:   Chief Financial Officer
B-2

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. AMYRIS, INC.ANNUAL MEETING OF STOCKHOLDERSTuesday, May 23, 20172:00 p.m. Pacific Time5885 Hollis StreetSuite 100Emeryville, California 94608PROXY FOR ANNUAL MEETING OF STOCKHOLDERSTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMYRIS, INC.The signer of this proxy hereby appoints John Melo and Kathleen Valiasek, and each of them, with full power of substitution,to represent the signer and to vote all of the shares of stock in Amyris, Inc. (the “Company”) that the signer is entitled tovote at the Annual Meeting of Stockholders of the Company, to be held at the Company’s headquarters, 5885 Hollis Street,Suite 100, Emeryville, California on Tuesday, May 23, 2017 at 2:00 p.m. Pacific Time and at any continuation, adjournmentor postponement thereof: (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularlydescribed in the Company’s Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon suchother matters as may properly come before the meeting.The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR theelection of all director nominees, FOR Proposals 2, 3, 5, 6 and 7 and for THREE YEARS on Proposal 4.TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.(Continued and to be signed on the reverse side)Important Notice Regarding the Availability of Proxy Materials for theAnnual Meeting of Stockholders to be held May 23, 2017.The Proxy Statement is available at http://www.allianceproxy.com/Amyris/2017

Vote FOR all nominees Vote WITHHELD(except as marked) from all nomineeso oDO NOT PRINT IN THIS AREA(Shareholder Name & Address Data) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Date _________________________________________________________Signature(s) __________________________________________________Please sign exactly as your name(s) appears on this Proxy. If held in jointtenancy, all persons should sign. Trustees, administrators,etc., should includetitle and authority. Corporations should provide full name of corporation and titleof authorized officer signing the Proxy.CONTROL NUMBERVote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a WeekYour phone or Internet vote authorizes the named proxies to vote your shares inthe same manner as if you marked, signed and returned your proxy card.Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m.,Pacific Time on May 22, 2017.PROXY VOTING INSTRUCTIONSPlease have your 11-digit control number ready when voting by Internet or TelephoneCONTROL NUMBERPlease mark your votes like this xThe Board of Directors recommends a vote FOR proposals 2, 3, 5, 6 and 7 andfor THREE YEARS on proposal 4.2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registeredpublic accounting firm for the fiscal year ending December 31, 2017.FORAGAINSTABSTAIN3. Approval, on a non-binding advisory basis, of the compensation of our named executiveofficers (the “stockholder say-on-pay vote”).FORAGAINSTABSTAIN4. Advisory vote on the frequency of future stockholder say-on-pay votes.THREE YEARSTWO YEARS ONE YEARABSTAIN5. Re-approval of the performance factors set forth in our 2010 Equity Incentive Plan forpurposes of Section 162(m) of the Internal Revenue Code.FORAGAINSTABSTAIN6. Approval of an amendment to our certificate of incorporation to effect, at the discretion of theBoard of Directors, a fifteen-to-one reverse stock split.FORAGAINSTABSTAIN7. Approval of an amendment to our certificate of incorporation to effect, at the discretion of theBoard of Directors and subject to the approval of Proposal 6, a reduction in the total numberof authorized shares of our common stock from 500,000,000 to 250,000,000.FORAGAINSTABSTAINTHIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NODIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.The Board of Directors Recommends a Vote FOR the Election of all Director Nominees, FOR Proposals 2, 3, 5, 6 and 7 and for THREE YEARS on Proposal 4.If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.INTERNETVote Your Proxy on the Internet:Go to www.AALvote.com/AMRSHave your proxy card availablewhen you access the abovewebsite.Follow the prompts tovote your shares.TELEPHONEVote Your Proxy by Phone:Call 1 (866) 804-9616Use any touch-tone telephone tovote your proxy. Have your proxycard available when you call.Follow the voting instructions tovote your shares.MAILVote Your Proxy by Mail:Mark, sign, and date your proxycard, then detach it, and returnit in the postage-paid envelopeprovided.The Board of Directors recommends a vote FOR all of the following nominees.1. Election of the four Class I directors nominated by the Board of Directors to serve on the Board of Directors fora three-year term.01 Geoffrey Duyk02 Carole Piwnica03 Fernando de Castro Reinach04 HH Sheikh Abdullah bin Khalifa Al ThaniINSTRUCTION: To withhold authority to vote for any indicated nominee, write the number(s) of thenominee(s) in the space provided below.___________________________________________________________________________Address Change/Comments: (If you notedany Address Changes and/or Commentsabove, please mark box.) oPlease indicate if youVote FOR all nominees Vote WITHHELD(except as marked) from all nomineeso oDO NOT PRINT IN THIS AREA(Shareholder Name & Address Data) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Date _________________________________________________________Signature(s) __________________________________________________Please sign exactly as your name(s) appears on this Proxy. If held in jointtenancy, all persons should sign. Trustees, administrators,etc., should includetitle and authority. Corporations should provide full name of corporation and titleof authorized officer signing the Proxy.CONTROL NUMBERVote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a WeekYour phone or Internet vote authorizes the named proxies to vote your shares inthe same manner as if you marked, signed and returned your proxy card.Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m.,Pacific Time on May 22, 2017.PROXY VOTING INSTRUCTIONSPlease have your 11-digit control number ready when voting by Internet or TelephoneCONTROL NUMBERPlease mark your votes like this xThe Board of Directors recommends a vote FOR proposals 2, 3, 5, 6 and 7 andfor THREE YEARS on proposal 4.2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registeredpublic accounting firm for the fiscal year ending December 31, 2017.FORAGAINSTABSTAIN3. Approval, on a non-binding advisory basis, of the compensation of our named executiveofficers (the “stockholder say-on-pay vote”).FORAGAINSTABSTAIN4. Advisory vote on the frequency of future stockholder say-on-pay votes.THREE YEARSTWO YEARS ONE YEARABSTAIN5. Re-approval of the performance factors set forth in our 2010 Equity Incentive Plan forpurposes of Section 162(m) of the Internal Revenue Code.FORAGAINSTABSTAIN6. Approval of an amendment to our certificate of incorporation to effect, at the discretion of theBoard of Directors, a fifteen-to-one reverse stock split.FORAGAINSTABSTAIN7. Approval of an amendment to our certificate of incorporation to effect, at the discretion of theBoard of Directors and subject to the approval of Proposal 6, a reduction in the total numberof authorized shares of our common stock from 500,000,000 to 250,000,000.FORAGAINSTABSTAINTHIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NODIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.The Board of Directors Recommends a Vote FOR the Election of all Director Nominees, FOR Proposals 2, 3, 5, 6 and 7 and for THREE YEARS on Proposal 4.If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.INTERNETVote Your Proxy on the Internet:Go to www.AALvote.com/AMRSHave your proxy card availablewhen you access the abovewebsite.Follow the prompts tovote your shares.TELEPHONEVote Your Proxy by Phone:Call 1 (866) 804-9616Use any touch-tone telephone tovote your proxy. Have your proxycard available when you call.Follow the voting instructions tovote your shares.MAILVote Your Proxy by Mail:Mark, sign, and date your proxycard, then detach it, and returnit in the postage-paid envelopeprovided.The Board of Directors recommends a vote FOR all of the following nominees.1. Election of the four Class I directors nominated by the Board of Directors to serve on the Board of Directors fora three-year term.01 Geoffrey Duyk02 Carole Piwnica03 Fernando de Castro Reinach04 HH Sheikh Abdullah bin Khalifa Al ThaniINSTRUCTION: To withhold authority to vote for any indicated nominee, write the number(s) of thenominee(s) in the space provided below.___________________________________________________________________________Address Change/Comments: (If you notedany Address Changes and/or Commentsabove, please mark box.) oPlease indicate if youplan to attend this meeting oplan to attend this meeting o